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EXECUTIVE COMPENSATION

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PRINCIPAL FINANCIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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April 7, 2014

Dear Shareholder:

              You are cordially invited to attend the annual meeting of shareholders on Tuesday, May 20, 2014, at 9:00 a.m., Central Daylight Time, at 711 High Street, Des Moines, Iowa.

              The notice of annual meeting and proxy statement provide an outline of the business to be conducted at the meeting. I will also report on the progress of the Company during the past year and answer shareholder questions.

              We encourage you to read this proxy statement and vote your shares. You do not need to attend the annual meeting to vote. You may complete, date and sign a proxy or voting instruction card and return it in the envelope provided (if these materials were received by mail) or vote by using the telephone or the Internet. Thank you for acting promptly.

Distribution of annual meeting materials

              As we've done in the past, The Principal is taking advantage of the Securities and Exchange Commission's rule that allows companies to furnish proxy materials for the annual meeting via the Internet to registered shareholders. For each shareholder selecting to receive these materials electronically in the future, the Principal Financial Group and the Arbor Day Foundation will plant the same number of trees in a U.S. forest. In 2013, 1,381 trees were planted.

Sincerely,

LARRY D. ZIMPLEMAN Chairman, President and Chief Executive Officer

PRINCIPAL FINANCIAL GROUP, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 20, 2014

              The annual meeting of shareholders of Principal Financial Group, Inc. (the "Company") will be held at 711 High Street, Des Moines, Iowa, on Tuesday, May 20, 2014, at 9:00 a.m., Central Daylight Time. Matters to be voted on are:

    1.
    Election of four Class I Directors;

    2.
    Approval of the Principal Financial Group, Inc. 2014 Directors Stock Plan;

    3.
    Approval of the Principal Financial Group 2014 Stock Incentive Plan;

    4.
    An advisory vote to approve named executive officer compensation;

    5.
    Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2014; and

    6.
    Such other matters as may properly come before the meeting.

              These items are fully described in the proxy statement, which is part of this notice. The Company has not received notice of other matters that may be properly presented at the annual meeting.

              Shareholders of record at the close of business on March 26, 2014, are entitled to vote at the meeting. It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the meeting, please vote in one of the following ways:

  •
  By telephone: call the toll free telephone number shown on the proxy or voting instruction card or the instructions in the email message that notified you of the availability of the proxy materials;

  •
  Through the Internet: visit the website noted below and in the notice of Internet availability of proxy materials shareholders received by mail, or on the proxy or voting instruction card, or in the instructions in the email message that notified you of the availability of the proxy materials; or

  •
  Complete, sign and promptly return a proxy or voting instruction card in the postage paid envelope provided.

              Shareholders will need to register at the meeting and present photo identification to attend the meeting. If your shares are not registered in your name (for example, you hold the shares through an account with your stockbroker), you will need to bring proof of your ownership of those shares to the meeting in order to register. You should ask the broker, bank or other institution that holds your shares to provide you with either a copy of an account statement or a letter that shows your ownership of Principal Financial Group, Inc. common stock on March 26, 2014. Please bring that documentation to the meeting to register.

By Order of the Board of Directors

KAREN E. SHAFF Executive Vice President, General Counsel and Secretary
April 7, 2014
Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be held on May 20, 2014. The 2013 Annual Report, 2014 Proxy Statement and other proxy materials are available at www.investorvote.com. Your vote is important! Please take a moment to vote by Internet, telephone or proxy card as explained in the How Do I Vote sections of this document.

PROXY STATEMENT

PRINCIPAL FINANCIAL GROUP, INC.
711 HIGH STREET
DES MOINES, IOWA 50392-0100

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why didn't I receive a copy of the paper proxy materials?

              The Securities and Exchange Commission ("SEC") rules allow companies to deliver a notice of Internet availability of proxy materials to shareholders and provide Internet access to those proxy materials. Shareholders may obtain paper copies of the proxy materials free of charge by following the instructions provided in the notice of Internet availability of proxy materials.

Why did I receive notice of and access to this proxy statement?

              The Board of Directors ("Board") of Principal Financial Group, Inc. ("Company") is soliciting proxies to be voted at the annual meeting of shareholders to be held on May 20, 2014, at 9:00 a.m., Central Daylight Time, at 711 High Street, Des Moines, Iowa, and at any adjournment or postponement of the meeting ("Annual Meeting"). When the Board asks for your proxy, it must send or provide you access to proxy materials that contain information required by law. These materials were first made available, sent or given to shareholders on April 7, 2014.

What is a proxy?

              It is your legal designation of another person to vote the stock you own. The other person is called a proxy. When you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. The Company has designated three of the Company's officers to act as proxies for the 2014 Annual Meeting; Terrance J. Lillis, Executive Vice President and Chief Financial Officer; and Karen E. Shaff, Executive Vice President, General Counsel and Secretary and Ralph C. Eucher, Executive Vice President.

What will the shareholders vote on at the Annual Meeting?

  •
  Election of four Directors for three year terms;
  •
  Approval of the Principal Financial Group, Inc. 2014 Directors Stock Plan ("2014 Directors Stock Plan");
  •
  Approval of the Principal Financial Group, Inc. 2014 Stock Incentive Plan ("2014 Stock Incentive Plan");
  •
  An advisory vote to approve named executive officer compensation; and
  •
  Ratification of the appointment of independent auditors.

Will there be any other items of business on the agenda?

              The Company does not expect any other items of business because the deadline for shareholder proposals and nominations has passed. However, if any other matter should properly come before the meeting, the people authorized by proxy will vote according to their best judgment.

Who can vote at the Annual Meeting?

              Shareholders as of the close of business on March 26, 2014 ("Record Date") can vote at the Annual Meeting.

How many votes do I have?

              You will have one vote for every share of Company common stock ("Common Stock") you owned on the Record Date.

What constitutes a quorum?

              One third of the outstanding shares of Common Stock as of the Record Date. On the Record Date, there were 294,953,410 shares of Common Stock outstanding. A quorum must be present, in person or by proxy, before any action can be taken at the Annual Meeting, except an action to adjourn the meeting.

How many votes are required for the approval of each item?

  •
  Each nominee for Director will be elected if there are more votes for the nominee than votes against the nominee. Directors are elected by the majority of votes cast in uncontested Director elections.

  •
  The 2014 Directors Stock Plan will be approved if there are more votes cast for the proposal than against the proposal.

  •
  The 2014 Stock Incentive Plan will be approved if there are more votes cast for the proposal than votes cast against the proposal.

  •
  The advisory vote to approve the Company's named executive officer compensation will be approved if there are more votes for the proposal than against the proposal.

  •
  The appointment of the independent auditors will be ratified if there are more votes for the proposal than votes against the proposal.

  •
  Abstentions and broker non votes will be treated as being present at the meeting for the purpose of determining a quorum but will not be counted as votes for the proposals. They have no impact on the Director nominees, the approval of the 2014 Directors Stock Plan or 2014 Stock Incentive Plan, the advisory vote to approve named executive officer compensation or ratification of independent auditors.

What are Broker Non votes?

              If your shares are held in a brokerage account, your broker will ask you how you want your shares to be voted. If you give your broker directions, your shares will be voted as you direct. If you do not give directions, the broker may vote your shares on routine items of business, but not on non routine items. Proxies that are returned by brokers because they did not receive directions on how to vote on non routine items are called "broker non votes."

How do I vote by proxy?

              Shareholders of record may vote by mail, by telephone or through the Internet. Shareholders may vote "for," "against" or "abstain" from voting for each of the Director nominees, the approval of the Directors Stock Plan and Stock Incentive Plan, the advisory vote to approve named executive officer compensation, and the proposal to ratify the appointment of the independent auditors.

  •
  By Mail.    Sign and date each proxy or voting instruction card you receive and return it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you are signing as a representative (for example, as an attorney in fact, executor, administrator, guardian, trustee or an officer or agent of a corporation or partnership), indicate your name and your title or capacity. If the stock is held in custody for a minor, the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

  •
  By Telephone.    Follow the instructions on the proxy or voting instruction card or the instructions in the email message that notified you of the availability of the proxy materials. If you vote by telephone, do not return your proxy or voting instruction card. Telephone voting for proxy cards will be available until 1:00 a.m., Central Daylight Time, on May 20, 2014and until 1:00 a.m., Central Daylight Time, on May 16, 2014, for voting instruction cards.

  •
  Through the Internet.    You may vote on line at www.investorvote.com. Follow the instructions provided in the notice of Internet availability of proxy materials or on the proxy or voting instruction card. If you vote through the Internet, do not return your proxy or voting instruction card. Internet voting for proxy cards will be available until 1:00 a.m., Central Daylight Time, on May 20 2014, and until 1:00 a.m., Central Daylight Time, on May 16, 2014, for voting instruction cards.

How do I vote shares that are held by my broker?

              If you own shares held by a broker, you may direct your broker or other nominee to vote your shares by following the instructions that your broker provides to you. Most brokers offer voting by mail, telephone and through the Internet.

How do I vote in person?

              If you are going to attend the Annual Meeting, you may vote your shares in person. However, we encourage you to vote in advance of the meeting by mail, telephone or through the Internet even if you plan to attend the meeting.

How do I vote my shares held in the Company's 401(k) plan?

              The trustees of the plan will vote your shares in accordance with the directions you provide by voting on the voting instruction card or the instructions in the email message that notified you of the availability of the proxy materials. Shares for which voting instructions are not received are voted in the discretion of the trustees.

How are shares held in the Demutualization separate account voted?

              The Company became a public company on October 26, 2001, when Principal Mutual Holding Company converted from a mutual insurance holding company to a stock company (the "Demutualization") and the initial public offering of shares of the Company's Common Stock was completed. The Company issued Common Stock to Principal Life Insurance Company ("Principal Life"), and Principal Life allocated this Common Stock to a separate account that was established to fund policy credits received as Demutualization compensation by certain employee benefit plans that owned group annuity contracts. Although Principal Life will vote these shares, the plans may give Principal Life voting directions. A plan may give voting directions by following the instructions on the voting instruction card or the instructions in the message that notified you of the availability of proxy materials. Principal Life will vote the shares as to which it received no direction in the same manner, proportionally, as the shares in the Demutualization separate account for which it has received directions.

Who counts the votes?

              Votes will be counted by Computershare Trust Company, N.A.

What happens if I do not vote on an issue when returning my proxy?

              If no specific instructions are given, proxies that are signed and returned will be voted as the Board of Directors recommends:

  •
  "For" the election of all Director nominees;
  •
  "For" the 2014 Directors Stock Plan;
  •
  "For" the 2014 Stock Incentive Plan;
  •
  "For" approval of the Company's named executive officer compensation and
  •
  "For" the ratification of Ernst & Young LLP as independent auditors.

How do I revoke my proxy?

              If you hold your shares in street name, you must follow the instructions of your broker or bank to revoke your voting instructions. Otherwise, you can revoke your proxy or voting instructions by voting a new proxy or instruction card or by voting at the meeting.

What should I do if I want to attend the Annual Meeting?

              Please bring photo identification and, if your stock is held by a broker or bank, evidence of your ownership of Common Stock as of March 26, 2014. The notice of Internet availability of proxy materials you received in the mail, a letter from your broker or bank or a photocopy of a current account statement will be accepted as evidence of ownership.

How do I contact the Board?

              The Company has a process for shareholders and all other interested parties to send communications to the Board through the Lead Director. You may contact the Lead Director of the Board through the Investor Relations section of the Company's website at www.principal.com, or by writing to:

    Lead Director, c/o Karen E. Shaff,
    Executive Vice President, General Counsel and Secretary
    Principal Financial Group, Inc.
    Des Moines, Iowa 50392-0300

              All emails and letters received will be categorized and processed by the Company's Secretary and then sent to the Company's Lead Director.

How do I submit a shareholder proposal for the 2015 Annual Meeting?

              The Company's next annual meeting is scheduled for May 19, 2015. Proposals should be sent to the Company's Secretary. Proposals to be considered for inclusion in next year's proxy statement must be received by December 8, 2014. In addition, the Company's By-Laws provide that any shareholder wishing to propose any other business at the annual meeting must give the Company written notice between January 20, 2015 and February 21, 2015. That notice must provide other information as described in the Company's By-Laws, which are on the Company's website, www.principal.com.

What is "householding?"

              We send shareholders of record at the same address one copy of the proxy materials unless we receive instructions from a shareholder requesting receipt of separate copies of these materials.

              If you share the same address as multiple shareholders and would like the Company to send only one copy of future proxy materials, please contact Computershare Trust Company, N.A. at 866-781-1368, or P.O. Box 43078, Providence, RI 02940-3078. You can also contact Computershare to receive individual copies of all documents.

Where can I receive more information about the Company?

              We file reports and other information with the SEC. This information is available on the Company's website at www.principal.com and at the Internet site maintained by the SEC at www.sec.gov. You may also contact the SEC at 1-800-SEC-0330. The Audit, Finance, Human Resources and Nominating and Governance Committee charters, the Company's Corporate Governance Guidelines, and the Corporate Code of Business Conduct and Ethics are also available on the Company's website, www.principal.com.

              The Board urges you to exercise your right to vote by using the Internet or telephone or by returning the proxy or voting instruction card.

PROPOSAL ONE – ELECTION OF DIRECTORS

              The Board is divided into three classes with each class having a three year term. All of the nominees are currently Directors of the Company.

Nominees for Class I With Terms Expiring in 2017

Betsy J. Bernard
Age: 58
Director since: 1999 (Principal Life), 2001 (the Company)
 Committees: Nominating and Governance (Chair), Human Resources, Executive
 Public Directorships/Past 5 Years Zimmer Holdings, Inc. (current), BearingPoint, Telular Corporation, United Technologies Corporation, URS Corporation

Ms. Bernard has been Alternate Lead Director since May 21, 2007.

Ms. Bernard was President of AT&T from October 2002 until December 2003 where she led more than 50,000 employees with AT&T Business, then a nearly $27 billion organization serving four million business customers. She was Chief Executive Officer of AT&T Consumer 2001-2002, which served about 40 million consumers and contributed $11.5 billion to AT&T's normalized revenue in 2002. She was head of the consumer and small business division as Executive Vice President — National Mass Markets at Qwest Communications from 2000-2001, and responsible for all retail markets at U S West as Executive Vice President — Retail from 1998 — 2000.

SKILLS AND QUALIFICATIONS: In addition to leading and being responsible for financial management of AT&T, Ms. Bernard has executive level experience in brand management, marketing to individuals and small businesses, sales, customer care, operations, product management, electronic commerce, executive compensation, strategic planning, technology and mergers and acquisitions.

She earned her bachelor's degree from St. Lawrence University, a master's degree in business administration from Fairleigh Dickinson University, and an MA from Stanford University in the Sloan Fellow Program.

Jocelyn Carter-Miller
Age: 56
Director since: 1999 (Principal Life), 2001 (the Company)
 Committees: Finance (Chair), Nominating and Governance
 Public Directorships/Past 5 Years Interpublic Group of Companies, Inc. (current), Netgear, Inc. (current)

Ms. Carter-Miller has been President of TechEd Ventures since 2005, which specialized in the development and marketing of high performance educational and personal empowerment programming. She was Executive Vice President and Chief Marketing Officer of Office Depot, Inc. from February 2002 until March 2004, with responsibility for the company's marketing for its 846 superstores, contract, catalog and e-commerce businesses in the United States and Canada and operations in 15 other countries. Before joining Office Depot, she was Corporate Vice President and Chief Marketing Officer of Motorola, Inc. with overall responsibility for marketing across its $30 billion revenue base and diverse businesses. She also had general management responsibility while at Motorola for network operations in Latin America, Europe, the Middle East and Africa. Prior to joining Motorola, she was Vice President, Marketing and Product Development at Mattel, Inc.

SKILLS AND QUALIFICATIONS: In addition to her marketing leadership background, Ms. Carter-Miller has executive level experience in brand management, advertising, sales, multinational companies, international operations, mergers and acquisitions, product development, project management, strategic planning, technology and leadership development and training. She is also a certified public accountant.

She earned her B.S. in Accounting at the University of Illinois and an MBA in Finance and Marketing at the University of Chicago.

Gary E. Costley
Age: 70
Director since: 2002
 Committees: Audit, Finance, Strategic Issues
 Public Directorships/Past 5 Years Covance,  Inc. (current), Prestige Brand Holdings, Inc. (Lead Director) (current), Tiffany & Co. (current), Accelrys, Inc., Pharmacopeia Drug Discovery, Inc.

Dr. Costley was Chairman and Chief Executive Officer of International Multifoods Corporation, a manufacturer and marketer of branded consumer food and food service products, from November 1997 until June 2004. Following his retirement from International Multifoods, which had just under $1 billion in sales in 2003, he was a cofounder and managing director of C & G Capital Management which provided capital and management to health, medical and nutritional products and services companies until May 2009. He was Dean of the Babcock Graduate School of Management at Wake Forest University in Winston-Salem, North Carolina, from 1995-1997 and taught business ethics during his tenure as a professor of management. Dr. Costley also had 24 years with Kellogg Company from 1970-1994 where he most recently was President of Kellogg North America.

SKILLS AND QUALIFICATIONS: In addition to leading and being responsible for financial management of International Multifoods and Kellogg North America, Dr. Costley has executive level experience in brand management, marketing, sales, distribution, international operations, public affairs, corporate development, strategic planning, technology, quality management, executive compensation and mergers and acquisitions, and has taught business ethics.

He attended Oregon State University where he earned his bachelor's and master's degrees and a Ph.D.

Dennis H. Ferro
Age: 68
Director since: 2010
 Committees: Audit, Finance, Strategic Issues
 Public Directorships/Past 5 Years NYMAGIC,  Inc.

Mr. Ferro served as President and Chief Executive Officer of Evergreen Investment Management Company, an asset management firm, from 2003 to 2008. Evergreen had assets under management of $175 billion on December 31, 2008, served more than four million individual and institutional investors through management of a broad range of investment products including institutional portfolios, mutual funds, variable annuities and other investments, and was led by 300 investment professionals. Mr. Ferro was the Chief Investment Officer of Evergreen from 1999 to 2003. From 1994-1999, he was Executive Vice President of Zurich Investment Management Ltd. and Head of International Equity Investments, and from 1991-1994 was Senior Managing Director of CIGNA International Investments. Prior to 1991, he held positions with Bankers Trust Company in Japan, as President and Managing Director, and in Florida and New York. Mr. Ferro is a member of the Investment Committee of the American Bankers Association. During 2009 - 2012, Mr. Ferro served as a corporate Director and Chairman of the Investment Committee of the New York Marine and General Insurance Company, a subsidiary of NYMAGIC, Inc.

SKILLS AND QUALIFICATIONS: In addition to leading and being responsible for financial management of Evergreen Investment Management Company, Mr. Ferro has executive level experience in asset management, investment portfolio management, financial services, international operations, product development, marketing and distribution, strategic planning, executive compensation, risk management and mergers and acquisitions.

He earned a bachelor's degree from Villanova University and an MBA in finance from St. John's University. Mr. Ferro is a Chartered Financial Analyst ("CFA").

Continuing Class II Directors With Terms Expiring in 2015

Richard L. Keyser
Age: 71
Director since: 2002
 Committees: Human Resources, Nominating and Governance
 Public Directorships/Past 5 Years Zebra Technologies Corporation (current), W.W. Grainger, Inc., Rohm and Haas Company

Mr. Keyser was Chairman Emeritus of W.W. Grainger,  Inc., an international distributor of products used by businesses to maintain, repair and operate their facilities, from April 2009 — April 2010. He had been Chairman of the Board of Grainger since September 1997 and served as Grainger's Chief Executive Officer from March 1995 — May 2008. Previously he was President and Chief Executive Officer from March 1995 — September 1997, as well as President and Chief Operating Officer from March 1994 — March 1995. Mr. Keyser was honored as the National Association of Corporate Directors 2010 Public Company Director of the Year.

SKILLS AND QUALIFICATIONS: In addition to leading and being responsible for financial management of Grainger, which had sales of $6.4 billion in 2007, Mr. Keyser gained executive level experience at Grainger in international operations, notably China and Mexico, operational excellence, customer service, integrated distribution networks, marketing to individuals, businesses and institutions, electronic commerce, executive compensation, strategic planning, and mergers and acquisitions.

He earned his bachelor's degree in nuclear science at the U.S. Naval Academy and a master's degree in business administration at Harvard University.

Luca Maestri
Age: 50
Director since: February 1, 2012
 Committees: Audit, Finance
 Public Directorships/Past 5 Years None

Mr. Maestri has been Corporate Controller of Apple Inc., which designs and markets mobile communication and media devices and personal computers, since March 2013.

He was Chief Financial Officer and an Executive Vice President of Xerox Corporation from February 2011 — February 2013 and Chief Financial Officer of Nokia Siemens Networks from 2008 — February 2011. Before joining Nokia, he held senior executive finance positions with General Motors Corporation. A 20 year employee of GM, he served as CFO of GM Europe and GM Brazil, and was executive in charge of the Fiat Alliance for GM Europe in Switzerland. Earlier in his career, Mr. Maestri was CFO of GM Thailand, director of operations analysis for GM Asia Pacific, and CFO of GM Ireland.

SKILLS AND QUALIFICATIONS: Mr. Maestri has financial management experience, currently serving as the Corporate Controller of Apple, which had $156.5 billion in revenues for fiscal year 2012. He was the Chief Financial Officer of Xerox until February 28, 2013, which had $22.4 billion in revenues in 2012. He was responsible for all finance, treasury, investor relations, risk management, mergers and acquisitions, tax, and audit operations at Xerox. In addition to also serving as a chief financial officer at Nokia Siemens Networks and in various other financial management roles at General Motors, Mr. Maestri has extensive international and general management experience.

Mr. Maestri received a bachelor's degree in economics from LUISS University in Rome in 1988, and a master's degree in science of management from Boston University in 1991.

Elizabeth E. Tallett
Age: 64
Director since: 1992 (Principal Life), 2001 (the Company)
 Committees: Human Resources, Nominating and Governance, Executive
 Public Directorships/Past 5 Years Meredith Corporation (current), Qiagen, N. V., (current), WellPoint (current), Coventry Health Care, Inc., Immunicon, Inc., IntegraMed America, Inc., Varian, Inc. and Varian SemiConductor Equipment Associates, Inc.

Ms. Tallett has been Lead Director since 2007 and has also served as Alternate Lead Director.

Ms. Tallett has been a Principal of Hunter Partners, LLC, a management company for early to mid stage pharmaceutical, biotech and medical device companies, since July 2002. She has more than 30 years' experience in the biopharmaceutical and consumer industries.

SKILLS AND QUALIFICATIONS: Ms. Tallett's senior management experience includes President and Chief Executive Officer of Transcell Technologies, Inc., President of Centocor Pharmaceuticals, member of the Parke-Davis Executive Committee, and Director of Worldwide Strategic Planning for Warner-Lambert. In addition to her leadership and financial management in pharmaceutical and biotechnology firms, she has executive level experience in multinational companies, international operations, economics, strategic planning, marketing, product development, technology, executive compensation and mergers and acquisitions.

She received a bachelor's degree with honors in mathematics and economics from the University of Nottingham in England.

Continuing Class III Directors With Terms Expiring in 2016

Michael T. Dan
Age: 63
Director since: 2006
 Committees: Human Resources (Chair)
 Public Directorships/Past 5 Years The Brink's Company

Mr. Dan was Chairman, President and Chief Executive Officer of The Brink's Company, a global provider of secure transportation and cash management services, from 1999 - 2011. The Brink's Company had 70,000 employees worldwide, operations in over 100 countries and $3.8 billion in revenue in 2011. Prior to joining Brink's, Mr. Dan served as president of Armored Vehicle Builder,  Inc.

SKILLS AND QUALIFICATIONS: In addition to leading and being responsible for financial management of Brink's, Mr. Dan has executive level experience in international operations, risk management, strategic planning, brand management, executive compensation, customer service, marketing and mergers and acquisitions.

He studied business and accounting at Morton College in Cicero, Illinois, and completed the advanced management program at Harvard Business School.

C. Daniel Gelatt
Age: 66
Director since: 1988 (Principal Life), 2001 (the Company)
 Committees: Audit, Human Resources, Strategic Issues (Chair)
 Public Directorships/Past 5 Years None

Dr. Gelatt has been President of NMT Corporation since 1987. NMT is an industry leader in mobile mapping and workforce automation software and has been providing graphic imaging services to clients worldwide for more than 40 years. He was an Assistant Professor from 1975-1979 in the Physics Department at Harvard University, where he earned his Ph.D., and was a research manager at the IBM T.J. Watson Research Center before joining the Gelatt companies in 1982.

SKILLS AND QUALIFICATIONS: In addition to leading and having financial responsibility for NMT and other Gelatt privately owned companies, he has an extensive background in software and nonlinear optimization and executive level experience in product development, marketing and strategic planning.

He earned his bachelor's and master's degrees at the University of Wisconsin and his MA and Ph.D. at Harvard University.

Sandra L. Helton
Age: 64
Director since: 2001
 Committees: Audit (Chair), Finance, Executive
 Public Directorships/Past 5 Years Covance,  Inc. (current), Lexmark International, Inc. (current)

Ms. Helton was Executive Vice President and Chief Financial Officer — Telephone and Data Systems, Inc. ("TDS"), a diversified telecommunications organization that includes United States Cellular Corporation, from 1998 through 2006. As of December 31, 2006, TDS served 7 million customers/units in 36 states with annual revenues of $4.5 billion. In her role, Ms. Helton had responsibility for the Finance, Information Technology, Strategic Planning, Corporate Communications, and Corporate Secretary functions. Prior to joining TDS, Ms. Helton spent 26 years with Corning Incorporated, where she held engineering, strategy and finance positions, including Senior Vice President and Treasurer from 1991 — 1997. She also served as Vice President and Corporate Controller of Compaq Computer Corporation from 1997-1998.

SKILLS AND QUALIFICATIONS: Ms. Helton has global executive level experience in corporate strategy, finance, accounting and control, treasury, investments, information technology and other corporate administrative functions, as well as extensive corporate governance experience.

Ms. Helton graduated from the University of Kentucky in 1971 with a B.S. degree in mathematics, summa cum laude, and earned an S.M. degree from Massachusetts Institute of Technology's Sloan School in 1977 with double majors in Finance and Planning & Control.

Larry D. Zimpleman
Age: 62
Director since: 2006
 Committees: Executive (Chair)
 Public Directorships/Past 5 Years None

Mr. Zimpleman has been Chairman, President and Chief Executive Officer of the Company and Principal Life since May 2009, and was President and Chief Executive Officer of the Company and Principal Life from May 2008 — May 2009. He was President and Chief Operating Officer of the Company and Principal Life from June 2006 to May 2008 and President, Retirement and Investor Services of the Company and Principal Life from December 2003 to June 2006. He joined Principal Life in 1971 as an actuarial intern.

SKILLS AND QUALIFICATIONS: In addition to leading the Company and Principal Life as Chief Executive Officer since 2008, Mr. Zimpleman is a member of the board of directors of the American Council of Life Insurers, is the Chairman of the Financial Services Roundtable, and chairs the board of trustees of Drake University. He is Chair of the Iowa Business Council and Chair of the Financial Services Roundtable and formerly chaired the Principal Funds Board of Directors.

He earned a bachelor's degree and master's degree in business administration from Drake University in Des Moines, Iowa.

              The Board of Directors recommends that shareholders vote "For" all of the nominees for election at the Annual Meeting.

CORPORATE GOVERNANCE

              The Principal Financial Group® is a global investment management leader offering businesses, individuals and institutional clients a wide range of financial products and services, including retirement services, insurance solutions and asset management. The business of the Company is managed under the direction of the Board. The Board selects, and provides advice and counsel to, the Chief Executive Officer ("CEO") and generally oversees management. The Board reviews and discusses the strategic direction of the Company, oversees risk and monitors the Company's performance against goals the Board and management establish.

Board Leadership Structure

              The Board currently has a combined position of Chairman of the Board and CEO, held by Larry D. Zimpleman, and a Lead Director, Elizabeth E. Tallett. Betsy J. Bernard is the Alternate Lead Director. The Lead Director is selected by the other independent Directors and the position does not automatically rotate. The Nominating and Governance Committee reviews the assignments as Lead Director and Alternate Lead Director annually. The Board regularly reviews its leadership model and is flexible about whether the positions of CEO and Chairman should be separate or combined. The decision is based on the tenure and experience of the CEO and the broader economic and operating environment of the Company. The Company has followed a pattern of separating the roles of Chairman of the Board and CEO during periods of management transition, with the prior Chairman retaining that position for a period of time as the newly appointed CEO assumes new responsibilities as the Company's chief executive. In the Company's experience, a flexible approach is preferable to an approach that either requires or disallows a combined Chairman/CEO.

              The Lead Director and the Chairman jointly make the decisions on the Board's agenda for each regular quarterly meeting, and the Lead Director seeks input from the other independent Directors. The Lead Director and Chairman share the duties of presiding at each Board meeting. The Chairman presides when the Board is meeting as a full Board. The Lead Director:

  •
  Presides when the Chairman is not present and during executive sessions of independent Directors ("Executive Sessions"). Executive Sessions generally occur at the start and end of each regularly scheduled Board meeting, and were held in conjunction with each regularly scheduled Board meeting during 2013.

  •
  Plans and leads the Executive Sessions and provides feedback to the CEO based on these discussions.

  •
  Leads the Board's annual self evaluation of its performance.

  •
  Calls special Board meetings if the Chairman and CEO is unable to act for any reason.

Role of the Board in Risk Oversight

              The Board believes that risk oversight is a responsibility of the full Board. The Board weighs risk versus return in the context of the organization's key risks and risk philosophy when approving corporate strategy and major business decisions, setting executive compensation and monitoring the Company's progress. Like all financial services companies, we are exposed to financial, pricing, operational and other business risks. The Board uses its committees for some of its risk oversight responsibilities and the committees report to the Board on these issues:

              The Audit Committee:

  •
  Assists the Board in oversight of risks related to accounting, financial controls, legal, regulatory, ethics, compliance and operational risks including the Company's major risk exposures in these areas and the steps management has taken to monitor and control such exposures; and

  •
  Reviews the Company's framework and policies with respect to enterprise risk assessment and management ("ERM Program").

              The Finance Committee:

  •
  Assists the Board in its oversight of liquidity risk, credit risk, market risk, pricing risk and tax planning activities;
  •
  Reviews and provides guidance to the Board on the organization's capital adequacy and capital structure based on the organization's strategies, plans and risk exposures; and
  •
  Assists the Board in overseeing the Company's financial risk, investment and capital management policies.

              The Human Resources Committee:

  •
  Reviews an analysis of compensation arrangements to confirm that they are consistent with business plans, do not encourage inappropriate risk taking and are appropriately designed to limit or mitigate risk; and
  •
  Assists the Board in overseeing succession planning and development for senior management.

              In selecting candidates for the Board, the Nominating and Governance Committee takes into account the need for the Board to have the collective skills and experience necessary to monitor the risks facing the Company.

              Risk management has long been an essential component of the Company's culture and operations. The Company has formally had a Chief Risk Officer since 2005, who oversees and coordinates the ERM Program, serves on many key management committees and operates independently of the businesses. The Chief Risk Officer regularly attends open sessions of the Board, Audit and Finance Committee meetings and meets in Executive Session with the Audit Committee with other members of management.

              The Chief Risk Officer and other members of senior management make periodic reports to and have discussions with the Board and its committees on the ERM Program, including how strategy, operational initiatives and investment portfolios integrate with the Company's risk objectives. These reports and discussions provide the Board with a greater understanding of the material risks the organization faces, whether management is responding appropriately, how certain risks relate to other risks, and the level of risk in actions presented for Board approval.

              Capital adequacy and structure are an important focus of the ERM Program. For each regular Board meeting, management reports on sources and uses of capital, satisfaction of regulatory and rating agency capital requirements, excess capital position, capital management and liquidity.

              Embedding these regular inputs (Board composition, committee responsibilities, and management focus, reporting and accountability) into its oversight responsibilities reflects the full Board's commitment to the importance of risk management.

Majority Voting

              Directors are elected by the majority of votes cast in uncontested Director elections. If an incumbent Director is not elected, and no successor is elected, the Board of Directors will decide whether to accept the resignation tendered by that incumbent Director. The Board's decision and reasons for its decision will be publicly disclosed within 90 days of certification of the election results.

Director Independence

              The Board determines at least annually whether each Director is independent, using its independence standards in these determinations. These independence standards include the New York Stock Exchange requirements for independence and are on the Company's website, www.principal.com. The Board considers all commercial, banking, consulting, legal, accounting, charitable, family and other relationships (as a partner, shareholder or officer of an organization) a Director may have with the Company and its subsidiaries. The Board most recently made these determinations for each Director in February 2014, based on:

  •
  A review of relationships and transactions between Directors, their immediate family members or other organizations and the Company, its subsidiaries or executive officers;
  •
  Questionnaires completed by each current Director regarding any relationships or transactions that could affect the Director's independence;
  •
  The Company's review of its purchasing, investment, charitable giving and customer records; and
  •
  Recommendations of the Nominating and Governance Committee.

              The Board affirmatively determined that the following Directors have no material relationship with the Company and are independent: Ms. Bernard, Ms. Carter-Miller, Dr. Costley, Mr. Dan, Mr. Ferro, Dr. Gelatt, Ms. Helton, Mr. Keyser, Mr. Maestri and Ms. Tallett. The Board also determined that all current members of the Audit, Finance, Human Resources and Nominating and Governance Committees are independent.

              In applying the Board's independence standards, the Nominating and Governance Committee and the Board considered the following relationships and transactions to be categorically immaterial to the determination of a Director's independence due to the nature of the transaction and the amount involved (in each of the transactions described below, the annual payments made or received by the Company did not exceed the greater of $1 million or 2 percent of the other company's gross revenues):

  •
  Ms. Bernard, Ms. Carter-Miller, Dr. Gelatt, Ms. Helton, Mr. Keyser and Ms. Tallett are customers of the Company's subsidiaries. Directors who were in office before the Demutualization were required to personally own an insurance policy or annuity contract issued by Principal Life. All insurance policies, annuity contracts, agreements for trust services and bank accounts held by Directors are on the same terms and conditions offered to the public.

  •
  The Gelatt family companies (of which Dr. Gelatt is the CEO) own insurance products issued by Principal Life.

  •
  Ms. Bernard, Mr. Ferro, Mr. Keyser and Ms. Tallett are directors of for profit entities with which the Company's subsidiaries conducted ordinary commercial transactions.

Certain Relationships and Related Transactions

              Nippon Life Insurance Company ("Nippon Life"), which held approximately 6% of the Company's Common Stock at the end of 2013, is the parent company of Nippon Life Insurance Company of America ("NLICA"). Nippon Life, NLICA and Principal Life have had an ongoing business relationship for more than 20 years. Principal Life assisted Nippon Life in the start up activities of NLICA, which began business in 1991. Nippon Life and NLICA purchase retirement and financial services offered by Principal Life and its subsidiaries. NLICA paid Principal Life approximately $42,828 for third party administration services related to its group welfare benefit plans and approximately $1,750 for wellness services during 2013. Nippon Life and NLICA also paid Principal Global Investors, LLC ("PGI") and its subsidiaries approximately $968,530 for investment services in 2013, and paid Principal Life approximately $226,293 for service related to its retirement plans in 2013. The Company owns approximately three percent of the common stock of NLICA and Principal Life purchased public bonds with a market value at the end of 2013 of $51,625,000 during Nippon Life's $2 billion public issuance in October of 2012.

              During a portion of 2013, certain affiliates of the Bank of New York Mellon held in the aggregate more than 5% of the Company's Common Stock. During 2013, affiliates of the Company, primarily Principal Life and PGI, paid the Bank of New York Mellon and certain of its affiliates approximately $1,274,735 in fees for services furnished in the ordinary course, primarily for administrative and trustee services.

              On May 1, 2013, a subsidiary of the Company, Principal Global Investors, LLC ("PGI"), sold a 20 percent stake in Post Advisory Group, LLC ("Post") to Nippon Life and one of its affiliates for approximately $38 million. PGI acquired Post in 2003 and retains an 80 percent ownership in the business. Post is an investment manager of high yield fixed income securities. The transaction is expected to enhance Nippon Life's fixed income investment management offerings to its clients and bring new distribution opportunities for Post. Post's management will continue to direct its day-to-day operations, with continued autonomy of investment decisions.

              The Nominating and Governance Committee or Chair of the Committee must approve or ratify all transactions with Related Parties that are not preapproved under the Company's Related Party Transaction Policy. At each quarterly meeting, the Committee reviews a report of any nonmaterial transactions with Directors or the firms of which they are an executive officer or director, and any other Related Party transactions, including those involving executive officers and shareholders who own more than five percent of the Company's Common Stock. The Committee ratifies these transactions if it determines they are appropriate. Transactions involving employment of a relative of an executive officer or Director must be approved by the Human Resources Committee. The Company's Related Party Transaction Policy may be found at www.principal.com.

Board Meetings

              The Board held 10 meetings in 2013, five of which were two day, in person meetings. Each of the Directors then in office attended more than 75 percent in the aggregate of the meetings of the Board and the committees of which the Director was a member. All of the Directors attended the 2013 Annual Meeting. The Company sets the date and place of Annual Meetings to coincide with a regular Board meeting so that all Directors can attend.

Corporate Code of Business Conduct and Ethics

              Each Director and officer of the Company has certified compliance with the Corporate Code of Business Conduct and Ethics.

Board Committees

              Only independent Directors may serve on the Audit, Human Resources and Nominating and Governance Committees. Committee members and Committee chairs are recommended to the Board by the Nominating and Governance Committee. The Committees review their charters and evaluate their performance annually. Committee charters of the Audit, Finance, Human Resources and Nominating and Governance Committees are available on the Company's website, www.principal.com.

              The following table shows the current membership and responsibilities of each of the Board Committees.

Committee	Members (*Committee Chair)	Meetings Held in 2013	Responsibilities
Audit	Gary E. Costley Dennis H. Ferro C. Daniel Gelatt Sandra L. Helton* Luca Maestri	9
Appointing, terminating, compensating and overseeing the Company's independent auditor; reviewing and reporting to the Board on the independent auditor's activities; approving all audit engagement fees and preapproving compensation of the independent auditor for non audit engagements, consistent with the Company's Auditor Independence Policy; reviewing audit plans and results; reviewing and reporting to the Board on accounting policies and legal and regulatory compliance; and reviewing the Company's policies on risk assessment and management.

			The Board has determined that all members of the Audit Committee are financially literate and are independent, as independence for audit committee members is defined in the New York Stock Exchange listing standards, and that Ms. Helton is a financial expert, as defined by the Sarbanes-Oxley Act.

Committee	Members (*Committee Chair)	Meetings Held in 2013	Responsibilities
Human Resources	Betsy J. Bernard Michael T. Dan* C. Daniel Gelatt (as of 1/1/2014) Richard L. Keyser Elizabeth E. Tallett	6	Evaluating the performance of the CEO and determining his compensation in light of the goals and objectives approved by the Committee; reviewing and approving compensation for all other officers of the Company and Principal Life at the level of Senior Vice President and above ("Executives"); reviewing and approving any employment, severance or change of control agreements and perquisites for Executives; overseeing Executive development and succession planning; acting on management's recommendations for salary and employee compensation policies for all other employees; administering the Company's Annual Incentive Plan, Incentive Pay Plan ("PrinPay Plan"), Stock Incentive Plan, and any other compensation plans that provide compensation to Executives; acting on management's recommendations that require Director action for broad based employee pension and welfare benefit plans; and reviewing the Company's compensation programs to confirm that these programs encourage management to take appropriate risks, and to discourage inappropriate risk and behaviors that are inconsistent with the Company's business plan, policies and risk tolerance.
Nominating and Governance	Betsy J. Bernard* Jocelyn Carter-Miller Richard L. Keyser Elizabeth E. Tallett	6	Recommends to the Board candidates for Director, Board Committee assignments and service as Lead Director and Alternate Lead Director; reviews and reports to the Board on Director independence, performance of individual Directors, process for the annual self evaluations of the Board and its Committees, content of the Company's Corporate Code of Business Conduct and Ethics, Director compensation, and the Corporate Governance Guidelines; reviews environmental and corporate social responsibility matters of significance to the Company.
Finance	Jocelyn Carter-Miller* Gary E. Costley Dennis H. Ferro Sandra L. Helton Luca Maestri	10	Assists the Board with the organization's financial, investment and capital management policies; reviews the organization's capital structure and capital plan, significant financial transactions, financial policies, credit ratings, matters of corporate finance including issuance of debt and equity, shareholder dividends, and proposed mergers, acquisitions and divestitures; reviews and provides guidance to the Human Resources Committee and the Board on financial goals for the upcoming year; oversees the organization's investment policies, strategies and programs, and reviews the policies and procedures governing the use of financial instruments including derivatives; and assists the Board in overseeing and reviewing information regarding the organization's enterprise financial risk management, including the significant policies, procedures and practices used to manage liquidity risk, credit risk, market risk, tax planning and insurance risk.
Strategic Issues	Gary E. Costley Dennis H. Ferro C. Daniel Gelatt*	4	Primarily responsible for planning the Board of Directors annual strategic retreat.
Executive	Betsy J. Bernard Sandra L. Helton Elizabeth E. Tallett Larry D. Zimpleman*	None	Generally acts only on matters delegated to it by the Board, and any actions must be approved by its independent members. Has all of the authority of the Board between Board meetings, unless the Board has directed otherwise, except it has no authority for certain matters set forth by law and in the Company's By Laws.

Audit Committee Report

              The Audit Committee oversees the Company's financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Committee reviewed with management the audited financial statements for the fiscal year ended December 31, 2013, and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

              The Committee discussed with Ernst & Young LLP, the Company's independent auditor, the matters required to be discussed by Statement on Auditing Standards ("SAS") 114, The Auditor's Communication with those Charged with Governance, as adopted by the Public Company Accounting Oversight Board (United States) ("PCAOB") in Rule 3200T. SAS 114 requires the independent auditor to communicate (i) the auditor's responsibility under standards of the PCAOB; (ii) an overview of the planned scope and timing of the audit; and (iii) significant findings from the audit, including the qualitative aspects of the entity's significant accounting practices; significant difficulties, if any, encountered in performing the audit; uncorrected misstatements identified during the audit, other than those the auditor believes are trivial, if any; any disagreements with management; and any other issues arising from the audit that are significant or relevant to those charged with governance.

              The Committee received from Ernst & Young LLP the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent auditor's communications with the Committee concerning independence. The Committee has discussed with Ernst & Young LLP its independence and Ernst & Young LLP has confirmed in its letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

              The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

              In reliance on the reviews and discussions referred to above, the Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC. The Committee has also approved, subject to shareholder ratification, the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2014.

              The Committee does not have the responsibility to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of the Company's independent auditor and management. In giving our recommendation to the Board, the Committee has relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company's independent auditor with respect to such financial statements.

Sandra L. Helton, Chair
Gary E. Costley
Dennis H. Ferro
C. Daniel Gelatt
Luca Maestri

Director Qualifications, Process for Identifying and Evaluating Director Candidates and Diversity of the Board

              The Nominating and Governance Committee regularly assesses the appropriate mix of skills and characteristics of Directors in light of the current makeup of the Board and the Company's needs. The Committee periodically uses an outside consultant to help evaluate the expertise, backgrounds and competencies of the Directors in view of the current strategic initiatives and risk factors of the Company. The results of these assessments provide direction in searches for Board candidates.

              Individual performance reviews are conducted for Directors who are eligible for re-nomination at the next annual meeting. These reviews assess Directors' contributions, present occupation and other commitments. The Committee has used outside firms to assist the Committee with these Director evaluations.

              In Director and candidate evaluations, the Committee assesses personal and professional ethics, integrity, values, expertise and ability to contribute to the Board. The Board values experience as a current or former CEO or other senior executive, in financial services, in international business and with financial management or accounting responsibilities. The following competencies are also sought: strategic orientation, results orientation and comprehensive decision making, risk management and technology. Directors' terms must end prior to the annual meeting following their 72nd birthday.

              All Board members have:

  •
  Backgrounds and experiences which support the Company's core value of integrity;
  •
  Training or experience which is useful to the Company in light of its strategy, initiatives and risk factors; and
  •
  A demonstrated willingness to prepare for, attend and participate effectively in Board and Committee meetings.

              Several Directors have led businesses or major business divisions as CEO or President (Ms. Bernard, Dr. Costley, Mr. Dan, Mr. Ferro, Dr. Gelatt, Mr. Keyser, Mr. Maestri and Ms. Tallett). The following chart shows areas central to the Company's strategy, initiatives and operations for which Directors have specific training and executive level experience that assists them in their responsibilities.

              Diversity of the Board is a valued objective. The Nominating and Governance Committee reviews the Board's needs and diversity in terms of race, gender, national origin, backgrounds, experiences and areas of expertise. The Board recognizes that diversity is an important factor in Board effectiveness, which is apparent by the Board's selection of Directors. The Board does not have a formal diversity policy. The Company's culture and commitment to diversity has been recognized by organizations such as the National Association of Female Executives, the Human Rights Campaign Corporate Equality Index, 2020 Women on Boards campaign and LATINA Style magazine. The Board's effectiveness benefits from Directors who have the skills, backgrounds and qualifications needed by the Board and who also increase the Board's diversity.

              The Committee will consider shareholder recommendations for Director candidates sent to the Nominating and Governance Committee, c/o the Company's Secretary. Director candidates nominated by shareholders are evaluated in the same manner as Director candidates identified by the Committee and search firms it retains.

DIRECTORS' COMPENSATION

              Directors serve on the Boards of the Company, Principal Life and Principal Financial Services, Inc. Directors who are also employees do not receive any compensation for their service as Directors. The Company provides competitive compensation to attract and retain high quality Directors. A substantial proportion of Director compensation is provided in the form of equity to help align Directors' interests with the interests of shareholders.

              The Director compensation program is reviewed annually. The Nominating and Governance Committee uses the Board's independent compensation consultant, Frederic W. Cook & Co., Inc. ("Cook") to conduct a comprehensive review and assessment of Director compensation. Cook reviewed Director compensation in November of 2013. As a result of that review and the Committee's discussion, the Committee recommended to the Board that no changes be made to the program. The Board last changed the Director compensation program in November of 2011. The Company targets Director compensation at approximately the median of the peer group used for Executive compensation purposes ("Peer Group") (see page 37), which aligns with its Executive compensation philosophy.

              The following chart shows the Director fees effective since January 1, 2012:

Annual Cash Retainers (1)
- Board	$90,000
- Audit Committee Chair	$20,000
- Human Resources Committee Chair	$17,500
- Finance Committee Chair	$15,000
- Nominating & Governance Committee Chair	$15,000
- Other Committee Chairs	$5,000
- Lead Director	$25,000

Annual Restricted Stock Unit Retainer (2)
- Board	$115,000

Meeting Attendance Fees
- Regularly Scheduled Board Meeting	No Meeting fees
- Non-regularly Scheduled Board Meetings (in person)	$2,500 per day
- Non-regularly Scheduled Board Meetings (Telephonic)	$1,000
- Committee Meeting	$1,500
- Telephonic Committee Meeting	$1,000

(1)
Annual cash retainers are paid in two semiannual payments, in May and November, on a forward looking basis.
(2)
Annual restricted stock unit ("RSU") retainers are granted at the time of the annual meeting.

Fees Earned by Directors in 2013

Director Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total
Betsy J. Bernard	$121,000	$114,992	$235,992
Jocelyn Carter-Miller	$128,000	$114,992	$242,992
Gary E. Costley	$120,000	$114,992	$234,992
Michael T. Dan	$119,500	$114,992	$234,492
Dennis H. Ferro	$118,500	$114,992	$233,492
C. Daniel Gelatt	$115,000	$114,992	$229,992
Sandra L. Helton	$137,000	$114,992	$251,992
Richard L. Keyser	$109,000	$114,992	$223,992
Luca Maestri	$115,000	$114,992	$229,992
Elizabeth E. Tallett	$134,000	$114,992	$248,992

(1)
The amounts shown in this column reflect the grant date fair value of awards made in 2013, determined in accordance with FASB Accounting Standards Codification ("ASC") Topic 718. These awards do not reflect actual amounts realized or that may be realized by the recipients.

Deferral of Cash Compensation

              Directors may defer the receipt of their cash compensation under the Deferred Compensation Plan for Non-Employee Directors of Principal Financial Group, Inc. This Plan has four investment options:

  •
  Phantom units tied to the Company's Common Stock;
  •
  The Principal LargeCap S&P 500 Institutional Index Fund;
  •
  The Principal Real Estate Securities Institutional Fund; and
  •
  The Principal Bond & Mortgage Securities Institutional Fund.

              All of these funds are available to participants in Principal Life's Excess Plan. The returns realized on these funds during 2013 are listed in the table, "Qualified 401(k) Plan and Excess Plan," on pages 54-55.

Restricted Stock Unit Grants

              Directors receive an annual grant of restricted stock units ("RSUs"). The grant made in 2013 was made under the Principal Financial Group, Inc. 2005 Director Stock Plan. If approved by shareholders future grants (including those made at the 2014 annual meeting) will be made pursuant Principal Financial Group, Inc. 2014 Directors Stock Plan ("2014 Director Plan"). RSUs are granted at the time of the annual meeting, vest at the next annual meeting and are deferred until at least the date the Director leaves the Board. At payout, the RSUs are converted to shares of Common Stock. Dividend equivalents become additional RSUs, which vest and are converted to Common Stock at the same time and to the same extent as the underlying RSU. The Nominating and Governance Committee has the discretion to make a prorated grant of RSUs to Directors who join the Board other than at the annual meeting.

              As of December 31, 2013, each Director had the following aggregate number of outstanding stock options and restricted stock units as a result of Director compensation in 2013 and prior years, including additional RSUs as the result of dividend equivalents:

Director Name	Total Stock Options Outstanding Fiscal year End 2013 (shares)(1)	Total RSUs outstanding Fiscal Year End 2013 (shares)
Betsy J. Bernard	0	27,596
Jocelyn Carter-Miller	0	29,462
Gary E. Costley	0	27,596
Michael T. Dan	0	25,269
Dennis H. Ferro	0	13,431
C. Daniel Gelatt	0	32,104
Sandra L. Helton	0	27,596
Richard L. Keyser	1,885	31,643
Luca Maestri	0	9,108
Elizabeth E. Tallett	0	31,643

(1)
Prior to May 2005, Directors received grants of stock options rather than RSUs.

Director Perquisites and Reimbursement of Expenses

              Directors are reimbursed for travel and other business expenses they incur while performing services for the Company.

              Principal Life matches charitable gifts up to an annual amount of $6,000 per nonemployee Director, and Directors' contributions to the United Way are also matched up to $10,000 per year. These matching contributions are available during a Director's term and the following three years. Principal Life receives the charitable contribution tax deductions for the matching gifts.

              Directors' spouses/partners may accompany them to the annual Board strategic retreat. The Company pays for some of the travel expenses and amenities for Directors and their spouses/partners, such as meals and social events. Directors are also covered under the Company's Business Travel Accident Insurance Policy and Directors' and Officers' insurance coverage. In 2013, the total amount of perquisites provided to nonemployee Directors was less than $10,000 in all cases.

Directors' Stock Ownership Guidelines

              To encourage Directors to accumulate a meaningful ownership level in the Company, the Board has had a "hold until retirement" stock ownership requirement since 2005. All RSU grants must be held through a Director's service on the Board, and may only be converted to Common Stock when the Director's Board service ends. The Board has a guideline that Directors own interests in Common Stock equal to five times the annual Board cash retainer within five years of joining the Board. Directors have been able to achieve this level of ownership through the RSU "hold until retirement" requirement. Once this guideline is met, Directors will not need to make additional share purchases if the guideline is no longer met due to a reduction in stock price, as long as the Director's ownership level is not reduced as a result of share sales.

PROPOSAL TWO – APPROVAL OF THE PRINCIPAL FINANCIAL GROUP, INC.
2014 DIRECTORS STOCK PLAN

Introduction

              The Board believes that encouraging stock ownership by nonemployee directors through the use of stock based incentive compensation both aligns such directors' economic interests with those of shareholders, and assists the Board in attracting and retaining qualified directors.

              The number of shares authorized for issuance under the Principal Financial Group, Inc. 2005 Directors Stock Plan (the "2005 Director Plan") was intended to provide the basis for making grants for a period of several years following the Demutualization, with the expectation and understanding that the Company would seek the approval of shareholders to make additional awards for a longer period of time. Based on the success the Company has achieved in using stock based awards, the Board believes that it continues to be appropriate to have the ability to grant stock options, restricted stock and restricted stock units to nonemployee directors, as is authorized under the 2005 Director Plan (although the Board believes there should be some modification to the manner in which such awards are made). Accordingly, the Nominating and Governance Committee has recommended and the Board has adopted, subject to shareholder approval, the Principal Financial Group, Inc. 2014 Directors Stock Plan (the "2014 Director Plan").

              Upon approval of the 2014 Director Plan by shareholders, no new grants will be made under the 2005 Director Plan, although shares remaining available for grant under the 2005 Director Plan will become available for grant under the 2014 Director Plan. However, in the event that shareholders do not approve the 2014 Director Plan at the 2014 Annual Meeting, the Nominating and Governance Committee will continue to grant awards under the 2005 Director Plan.

              The Board of Directors recommends that shareholders vote "for" approval of the 2014 Director Plan.

Summary of the 2014 Director Plan

              The following summary of the 2014 Director Plan is qualified in its entirety by reference to the complete text of the 2014 Director Plan, which is attached to this proxy statement as Appendix A.

Shares Available for Issuance

              Subject to adjustment upon the occurrence of certain events described below, a maximum of 200,000 shares, plus any shares of Common Stock remaining available for grant under the 2005 Director Plan at the date the shareholders approve the 2014 Directors Plan, may be issued under the 2014 Director Plan in respect of annual and discretionary stock based awards. Authorized but unissued shares or treasury shares may be used to satisfy awards under the 2014 Director Plan.

              Shares subject to awards under the 2014 Director Plan or the 2005 Director Plan that have lapsed, are forfeited or cancelled or are settled without the issuance of stock, in each case after the effective date of the 2014 Director Plan, will be available for awards under the 2014 Director Plan. This includes shares that are withheld from an award to satisfy the participant's tax obligations. Additionally, shares owned by participants that are delivered to the Company to pay all or a portion of the exercise price of any award will also be available for awards under the 2014 Director Plan.

              If the Nominating and Governance Committee determines that any stock dividend, stock split, recapitalization, merger, consolidation, combination, spin off, distribution of assets to stockholders (other than ordinary cash dividends), exchange of shares, or other similar corporate event affects the shares, then the Nominating and Governance Committee shall make such equitable adjustments in the number and kind of shares which may thereafter be awarded or optioned under the 2014 Director Plan, the number and kind of shares subject to outstanding options and awards and the respective grant or exercise prices as it determines to be appropriate.

Annual Grants and Discretionary Grants

              The 2014 Director Plan provides for a specific level of annual grants having a value of $115,000 to be made to each nonemployee director in the form of restricted stock units. The 2014 Director Plan also authorizes the Nominating and Governance Committee to make additional grants in its discretion which may be in the form of restricted stock, restricted stock units, stock options and other stock based awards. However, the 2014 Director Plan provides that in no event shall the value of any awards granted to any eligible director in any year by reason of the exercise of any discretionary authority afforded the Committee under the Plan (including the authority to increase the value of the standard annual grant) exceed $230,000 (or, in the case of any participant who is serving as the Chairman of the Board and who is not an employee of the Company, $500,000). This limit applies to grants that are made in addition to the stated annual grant value of $115,000 permitted under the 2014 Director Plan. Each of the 10 nonemployee directors expected to continue serving on the Board after the Annual Meeting will be eligible to receive awards under the 2014 Director Plan.

              Annual Grants.    Effective immediately following each annual meeting of shareholders occurring when the 2014 Director Plan is in effect (including the 2014 Annual Meeting), each nonemployee director then in office will receive an annual grant comprised of restricted stock units having a value of approximately $115,000 (or such greater or lesser amount as the Nominating and Governance Committee shall determine from time to time). Under the 2014 Director Plan, there will be no annual stock option grants to any nonemployee directors, consistent with the terms of the 2005 Director Plan.

              If a person becomes a nonemployee director after the effective date of the 2014 Director Plan and other than on the date of an annual meeting of shareholders, it is expected that such nonemployee director shall receive a pro rata award, based on the dollar value used to determine the grant of restricted stock units under the 2014 Director Plan immediately following the last shareholder meeting and such person's expected service through the next annual shareholder meeting. For purposes of the 2014 Director Plan, the Nominating and Governance Committee will determine the aggregate value of each award using valuation methodologies that are commonly used in U.S. compensation practices to value awards of a similar type and nature and the value of a share of Common Stock will be determined based on closing stock price of such stock on the New York Stock Exchange on the date of the grant.

              Annual awards of restricted stock units made under the 2014 Director Plan will become vested, subject to the nonemployee director's continued service on the Board, on the scheduled date of the next annual meeting of shareholders following such annual grant of restricted stock units. Unless the Nominating and Governance Committee otherwise determines prior to or at grant, a director's vested restricted stock units from annual awards shall be distributed in shares as soon as possible after the director's termination of Board service.

              Discretionary Grants.    The 2014 Director Plan also authorizes the Nominating and Governance Committee to make grants of restricted stock, restricted stock units, stock options and/or stock based awards to nonemployee directors, which would be in addition to the annual grants described in the preceding paragraphs. These discretionary grants may be made in the form of any type of award authorized for grant under the 2014 Director Plan and may relate to such number of shares of Common Stock as the Nominating and Governance Committee shall determine.

Administration

              The 2014 Director Plan will be administered by the Nominating and Governance Committee. The Nominating and Governance Committee shall have the sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the 2014 Director Plan as it shall deem advisable, and to interpret the terms and provisions of the 2014 Director Plan. However, no member of the Nominating and Governance Committee may participate in any decision that applies to his or her benefits or entitlements under the 2014 Director Plan, unless such decision applies generally to all nonemployee directors.

              Subject to the express terms of the 2014 Director Plan (including the limitations applicable with respect to the terms of annual grants), the Nominating and Governance Committee has broad discretion as to the specific terms and conditions of each award and any rules applicable thereto. Awards may not be assigned or transferred, except by will or the laws of descent and distribution, pursuant to a qualified domestic relations order, to the participant's immediate family and to other permitted transferees under rules established by the Nominating and Governance Committee.

Restricted Stock or Units

              Under the 2014 Director Plan, the Nominating and Governance Committee may grant restricted stock and restricted stock units. Unless otherwise determined by the Nominating and Governance Committee, each annual grant (described above) made to non-employee directors will consist of restricted stock units. The Nominating and Governance Committee may determine the number of shares of restricted stock or the number of restricted stock units that would be granted as part of any discretionary award. The Nominating and Governance Committee has the power to determine the other terms and conditions of restricted stock and restricted stock unit awards, including, without limitation, determining the form (that is, shares of Common Stock, cash or a combination of cash and stock) and the timing of payment in respect of restricted stock units. Unless otherwise determined by the Nominating and Governance Committee at the time of grant, the annual grant of restricted stock units shall vest on the scheduled date of the first annual meeting of shareholders scheduled to occur after the date such restricted stock units are granted.

              If the Nominating and Governance Committee does not permit an earlier distribution date, subject to any deferral election made in accordance with such conditions as the Nominating and Governance Committee shall determine, payment shall be made in respect of all restricted stock units granted to a nonemployee director in connection with annual grants as soon as practicable after the cessation of the director's service on the Board. Discretionary grants of restricted stock units will be distributed in accordance with the terms determined by the Nominating and Governance Committee at the time of grant. Unless determined otherwise by the Nominating and Governance Committee, a nonemployee director shall forfeit any restricted stock or restricted stock units that are not vested as of the time of any such termination of service.

              Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered until the restrictions have lapsed. Subject to the forfeiture and transfer restrictions applicable to the award, a participant will have all of the rights of a shareholder in respect of any award of restricted stock, including the right to vote such shares. Generally, a nonemployee director will not currently receive dividends and other distributions paid with respect to restricted stock. Instead, all dividends and distributions will be invested in additional shares of Common Stock that will become vested and nonforfeitable and payable upon the same terms and conditions applicable to the shares of restricted stock in respect of which they were paid. In the event that dividends and distributions are paid on shares of Common Stock, dividend equivalents will be credited in respect of shares underlying restricted stock units awarded to nonemployee directors and such amounts will become vested, payable and forfeitable on the same terms as the restricted stock units in respect of which they were paid.

Stock Options

              The Nominating and Governance Committee may grant nonemployee directors discretionary awards of stock options. The options granted under the 2014 Director Plan may only be non statutory options (as opposed to the 2014 Stock Incentive Plan, where the options may also be incentive stock options). The exercise price of any stock option granted may not be less than 100% of the fair market value of the underlying shares at the time of grant, and the Nominating and Governance Committee is not permitted to subsequently reduce the exercise price or otherwise reprice granted options without shareholder approval, except for adjustments in connection with changes in capitalization described above in the section "Shares Available for Issuance."

              The Nominating and Governance Committee has discretion to set the other terms and conditions of any options, but under no circumstances may an option have a term exceeding ten years from the date of grant. An option holder may satisfy the exercise price in cash or, at the discretion of the Nominating and Governance Committee, by exchanging shares owned by the optionee, by a combination of cash and shares, or in accordance with any other procedure or arrangement approved by the Nominating and Governance Committee. However, no method of exercise is permitted that would require the Company to loan a participant funds or otherwise extend credit to the participant. The Nominating and Governance Committee may permit nonemployee directors to defer amounts payable to such directors, upon exercise of options upon the terms and conditions it may establish from time to time.

              In the event that a nonemployee director's service terminates, any option that has not become exercisable prior to such termination will be canceled. Any option that is exercisable at the time of such termination will remain exercisable until the earlier of five years from the date that such director's service terminated and the stated term of the option (which cannot extend beyond the tenth anniversary of the grant date of the option.

Other Stock Based Awards

              The Nominating and Governance Committee may also grant to nonemployee directors other stock based awards including, but not limited to, grants of stock and offers to purchase common stock. Such awards shall be granted on such terms and conditions as the Nominating and Governance Committee shall determine.

Term of the 2014 Director Plan and Amendments

              No award may be granted under the 2014 Director Plan after the tenth anniversary of the date that the plan is approved by shareholders. The 2014 Director Plan may be amended or terminated at any time by the Board, except that no amendment may adversely affect existing awards. Likewise, none of the following amendments may be made without shareholder approval: (i) an increase in the number of shares available for issuance under the plan; (ii) a decrease in the minimum exercise price at which an option is granted or any other repricing of outstanding options, including cancelation of an option when the exercise price exceeds the fair market value of a share of common stock in exchange for cash or another award, except as otherwise provided; (iii) an extension of the maximum term for options granted under the plan or (iv) any other amendment for which shareholder approval is otherwise necessary to comply with any tax or regulatory requirement, including any approval requirement which is imposed by the rules of the New York Stock Exchange, that the Nominating and Governance Committee determines to be applicable.

Description of Federal Income Tax Consequences under the 2014 Directors Plan

              The federal income tax consequences of grants of restricted stock, restricted units or stock options made under the 2014 Director Plan are substantially similar to those for each of the corresponding grant types described under "Proposal Three, Approval of The Principal Financial Group 2014 Stock Incentive Plan — Description of Federal Income Tax Consequences under the 2014 Stock Incentive Plan," except that nonemployee directors may not receive options that qualify as incentive stock options.

New Plan Benefits Table

              The following table sets forth the awards that will be made in 2014 pursuant to the annual grant provisions of the 2014 Director Plan, if shareholders approve the 2014 Director Plan. While the ultimate awards will be denominated in terms of restricted stock units that represent a contractual right to receive an equivalent number of shares, the table below shows the authorized dollar equivalent values for each such award. That is because the program is designed to convey a grant date award value that is measured by a specified dollar equivalent. The actual number of shares and restricted stock units with respect to these awards will be determined by dividing the dollar equivalent value by closing price of a share of Common Stock immediately preceding the date of grant, (which is the practice expected to be applied with respect to awards under the 2014 Stock Incentive Plan), which would be the date of the Annual Meeting if the shareholders approve the 2014 Director Plan.

Name	Dollar Equivalent of 2014 Restricted Stock Unit Awards
Betsy J. Bernard	$115,000
Jocelyn Carter-Miller	$115,000
Gary E. Costley	$115,000
Dennis H. Ferro	$115,000
Michael T. Dan	$115,000
C. Daniel Gelatt	$115,000
Sandra L. Helton	$115,000
Richard L. Keyser	$115,000
Luca Maestri	$115,000
Elizabeth E. Tallett	$115,000

              No awards will be made to Company Executives or employees under the 2014 Director Plan. Any awards to be made to such individuals will be made under the 2014 Stock Incentive Plan, which is described below under the heading, "Proposal Three — Approval of the Principal Financial Group, Inc. 2014 Stock Incentive Plan."

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis (CD&A)

              The CD&A describes Principal Financial Group, Inc.'s Executive compensation objectives, and philosophy. It also describes our 2013 compensation program and reviews the outcomes, including the Company's financial performance in 2013. Management prepared the CD&A on behalf of the Human Resources Committee ("Committee"). The Committee then reviewed it and recommended to the Board that it be included in this Proxy Statement. Our Named Executive Officers in 2013 were:

  •
  Larry D. Zimpleman, Chairman, President and Chief Executive Officer.    Mr. Zimpleman is responsible for the overall management of the Company. He has been an employee since 1971, and has held his current title since May 2009. He was President and Chief Executive Officer of the Company from May 2008 to May 2009. Previously, he was President and Chief Operating Officer of the Company from 2006 to May 2008 and President, Retirement and Investor Services of the Company from December 2003 through May 2006.

  •
  Terrance J. Lillis, Chief Financial Officer.    Mr. Lillis joined the organization in 1982 and has been Executive Vice President and Chief Financial Officer of the Company and Principal Life since March of 2014, Senior Vice President and Chief Financial Officer of the Company and Principal Life since August 2008 and was Senior Vice President of the Company and Principal Life from May — August 2008. Prior to that time, he was Chief Financial Officer — Retirement and Investor Services division of Principal Life.

  •
  Daniel J. Houston, President — Retirement, Insurance and Financial Services.    Mr. Houston joined the organization in 1984 and currently heads the Retirement and Investor Services and U.S.

    Insurance Solutions segments of our operations. He has held his current title since January 1, 2010. He was President, Retirement and Investor Services from February 2008 until January 2010, and was Executive Vice President, Retirement and Investor Services of the Company from June 2006 to February 2008.

  •
  James P. McCaughan, President — Global Asset Management.    Mr. McCaughan joined the Company in 2002 and heads the Principal Global Investors segment of our operations. He oversees all global asset management activities, including developing global strategies and identifying and analyzing market opportunities. He served as Executive Vice President and global head of asset management for the Company from April 2002 to December 2003, at which time he was promoted to his current position of President Global Asset Management. From 2000 to 2002, he was Chief Executive Officer of the Americas division of Credit Suisse Asset Management in New York, New York.

  •
  Luis Valdés, President — International Asset Management & Accumulation.    Mr. Valdés has been the head of the Principal International segment of our operations since March 2012 and is responsible for managing the Company's business operations outside of the United States in the Company's international asset management and accumulation segment. He joined the Company in 1995, and has been President, Principal International since March 2011. Prior to his current position, he was Senior Vice President and President — Principal Financial Group Latin America since March 2010, and was Vice President — Principal International of Principal Life from 2000 until March 2010.

Our performance in 2013

Corporate highlights

              2013 ended with very strong results, posting both record total company operating earnings for the year and record assets under management. These results were particularly strong in light of continued macroeconomic volatility, demonstrating the strength of our global investment management strategy and our ability to focus and execute.

  •
  Achieved record level operating earnings of $1,059.9 million, a 31 percent increase compared to 2012. Full year 2013 operating earnings EPS increased 32 percent to $3.55, compared to $2.69 for full year 2012.
  •
  Net income available to common shareholders increased 14 percent to $879.7 million.
  •
  Record assets under management ("AUM") of $483.2 billion, up 20 percent compared to year-end 2012. Total company full-year net cash flows were $17.4 billion.
  •
  Operating revenues were $9,607.4 million, a 5 percent increase compared to 2012.
  •
  Record book value per share excluding AOCI was $30.35 up 5 percent over 2012.
  •
  Total company return on equity was 12.1 percent, a 240 basis point increase over fourth quarter 2012.
  •
  Quarterly dividends were paid to common stockholders in 2013 totaling $0.98 cents per share, a 26 percent increase over 2012. Our dividend payout ratio for the year improved to 33% on an increasing net income base.
  •
  Stock Price appreciation of 73% from year-end 2012 to year-end 2013.
  •
  We announced the deployment of more than $480 million of capital in 2013 through common stock dividends, strategic acquisitions, and share repurchase.

Divisional highlights

  •
  Retirement and Investor Services asset accumulation achieved record assets under management of $590.3 million, an increase of 21 percent from 2012, as a result of positive net cash flows and strong equity markets, and drove an increase in Net Revenue of $292 million.
  •
  Principal Global Investors reached record unaffiliated assets under management of $109.4 billion. 2013 operating revenues increased 22 percent to $719.2 million as a result of management fees due to growth in AUM and higher performance fees.

  •
  Principal International operating earnings increased 40 percent to $215.2 million. Combined net revenue increased $241.8 million primarily due to the Cuprum acquisition and growth in AUM from positive net cash flows.
  •
  US Insurance Solutions operating earnings increased $58.4 million, up 42 percent compared to prior year. Excluding the impact of the 3Q 2012 actuarial assumption review and 1Q 12 amortization change, operating earnings are essentially flat over prior year due to higher than expected mortality in the early part of the year.

              In 2013, the Company's total shareholder return was 76%, which was higher than the average of our Peer Group used for compensation purposes (60%). In addition, our 3-year total shareholder return continues to be higher, with a 3-year total shareholder return of 59%, compared to an average total shareholder return of 53% for companies in our Peer Group.

2013 Compensation Highlights

  •
  In 2013, the Company's shareholders voted to approve the Company's Executive compensation program. Of the votes cast, 98% supported the Executive compensation program. The Company considered the shareholders' approval of the compensation program to be approval of the Company's compensation philosophy, which has not changed since that vote. The compensation program has also not changed in the past year, and any changes to compensation levels have been consistent with the Company's philosophy.

  •
  2013 Annual incentive payout averaged 124% of target

  •
  The 2011-2013 performance based RSU's ("PSU's") vested on December 31, 2013 and paid out at 99% in February 2014, according to the established performance scale, and approved by the Human Resources Committee.

Compensation Program Philosophy and Policies

Compensation Philosophy – our compensation programs are designed to:

  •
  Attract and retain talented Executives and motivate them to perform at the highest level and contribute significantly to the Company's long term success;

  •
  Align the interests of Executives and shareholders by having a significant portion of the Executives' compensation in stock and requiring Executives to hold stock;

  •
  Reinforce the Company's pay for performance culture by making a significant portion of total compensation variable and by differentiating awards based on Company and individual performance in achieving short and long term financial and strategic objectives;

  •
  Cause a greater percentage of compensation to be at risk for Executives who bear higher levels of responsibility for the Company's performance; and

  •
  Support important corporate governance principles and established best practices.

Compensation Policies – Principal's Executive compensation program incorporates the following best practices:

  •
  The Human Resources Committee's independent compensation consultant is retained by the Committee to advise on Executive and Director compensation and does no other work for the Company.

  •
  The Human Resources Committee regularly reviews an analysis of the Company's incentive compensation plans to ensure they are designed to create and maintain shareholder value and do not encourage excessive risk.

  •
  Much of our Executive compensation is variable and linked to meeting our short term and long term financial and strategic goals and to the performance of the Company's stock price over time.

  •
  88% of our CEO's 2013 target compensation and an average of 81% of our other Named Executive Officer's target total compensation is variable and tied to performance.

  •
  Executives receive a significant portion of their compensation in stock and are required to own stock in the Company.

  •
  The Company prohibits all employees, including Named Executive Officers, from purchasing any Company securities on margin (except for the exercise of stock options), engaging in short sales or trading in any put or call options; and purchasing, directly or through a designee, any financial instrument (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that is designed to hedge or offset any decrease in the market value of Company securities.

  •
  The Company has a claw back policy to recover incentive compensation paid to Executives if the compensation was based on achieving financial results that were subsequently restated, if the Committee decides that the Executive engaged in fraud or intentional misconduct that caused the restatement, and that the amount of the Executive's incentive compensation would have been lower had the financial results been properly reported.

  •
  Our change of control agreements with Executives provide market based severance protection and do not contain excise tax gross ups.

  •
  We do not provide perquisites to Executives that are not offered to all employees, except one physical examination per year.

  •
  We do not reprice options that are underwater.

  •
  Our programs are designed to be financially efficient from tax, accounting, cash flow and share dilution perspectives. We make efforts to ensure that the Company benefits from the tax deductibility of all compensation to the extent practicable. The Committee may provide compensation that is not tax deductible if it determines such action is appropriate.

  •
  Executives do not receive any income tax gross ups.

Summary of Compensation Elements:

Compensation Component	Objective	Description and 2013 Highlights
Base Salary	Provides fixed income based on the size, scope and complexity of the Executive's role, Executive's historical performance and relative position compared to market pay information	Base salaries are generally targeted at market median, but may vary from median based on the Executive's performance, work experience, role and the difficulty of replacing the Executive.

In 2013, the Committee increased the Executives' base salaries, as detailed on page 38.
Annual Incentive Compensation	Motivates and rewards annual corporate performance as well as the Executive's contribution to achieving our annual objectives.	A range of earnings opportunity, expressed as percentages of base salary and corresponding to three levels of performance (threshold, target and maximum), is established for each Executive. Actual bonuses depend on achievement relative to the several key financial measures, corporate and divisional goals, as outlined on pages 39-40.

Based on the Committee's assessment of performance, actual bonuses for 2013 were above target as detailed on page 41.
Long Term Incentive Compensation	Motivates and rewards long term corporate performance as well as the Executive's contribution to achieving our long term objectives. Reinforces the link between the interests of the Executives and shareholders. Encourages retention.	Each year, the Committee establishes the long term award opportunity for each Named Executive Officer. One half of the award is granted in stock options and one half in performance based RSUs ("PSUs"). Having half of the award in PSUs and half in options creates a balance between achieving operating performance objectives and increases in shareholder value.

The PSUs vest based on both continued service and meeting financial objectives over a three year period (with each three year period treated as a "Performance Cycle").

The PSUs granted in 2013 for the 2013-2015 Performance Cycle will vest based on performance scales for average Return on Equity ("ROE") and average Book Value per Share ("BV/Share") over the performance period, as outlined on pages 41-42.

The PSUs granted in 2011 and 2012 for the 2011-2013 and 2012-2014 Performance Cycles followed the same design as described above for 2013-2015. For the 2011 – 2013 Performance Cycle, the awards vested and paid out at 99% based on our ROE performance of 12.8% and book value per share of $32.11.

Compensation Component	Objective	Description and 2013 Highlights
Benefits	Protect against catastrophic expenses and provide retirement savings opportunities.	Named Executive Officers participate in most of the same benefit plans as the Company's other U.S. based employees. These include: health, life, disability income, vision and dental insurance, an employee stock purchase plan, 401(k) plan and pension plan. Executives (except investment professionals) also participate in non qualified retirement plans (defined benefit and defined contribution).
Perquisites	Modest amount of additional benefits to help attract and retain Executive talent and enable Executives to focus on Company business with minimal disruption.	Executives are eligible for one physical examination per year.
Termination Benefits	Provide temporary income following an Executive's involuntary termination of employment, and, in the case of a change of control, to help ensure the continuity of management through the transition.	Refer to pages 56-59 for a discussion of our change of control and separation benefits. These benefits do not provide for excise tax gross ups.

How We Make Compensation Decisions

              We use a formal decision making and review process that incorporates proper oversight, benchmarking against peers, independent advice, an annual decision making cycle and the use of board discretion when appropriate.

Human Resources Committee Involvement

              The Human Resources Committee oversees the development and administration of the Company's compensation and benefits policies and programs, approves of all aspects of the compensation program and compensation for Executives, and makes the compensation decisions for the CEO. In addition, the Human Resources Committee:

  •
  Reviews and approves corporate incentive goals and objectives relevant to compensation;
  •
  Evaluates Executives' performance results;
  •
  Evaluates the competitiveness of each Executive's total compensation; and
  •
  Approves changes to the total compensation package.

              The Committee engaged the consulting firm of Frederic W. Cook & Co., Inc. ("Cook") to advise it on the Company's Executive compensation program. Cook also advises the Nominating and Governance Committee on compensation for nonemployee Directors. Cook receives compensation from the Company only for its work in advising these Committees. Cook does not and would not be allowed to perform services for management. The Committee assessed the independence factors in applicable SEC rules and NYSE Listing Standards and other facts and circumstances and concluded that the services performed by Cook did not raise any conflict of interest.

              Each year the CEO, with input from the Human Resources Department and Cook recommends the amount of base salary increase (if any), annual incentive award and the long term incentive award for Executives (other than himself). These recommendations are based on the Executive's performance, the performance of the business areas for which the Executive is responsible (if applicable) and considerations such as retention. The Human Resources Committee reviews these recommendations and approves compensation decisions.

              The CEO takes no part in determining his own compensation. The Human Resources Committee consults with the other independent Directors regarding the CEO's performance and then determines the compensation earned by the CEO for the current year and the CEO's compensation opportunity for the following year.

The role of the Independent Compensation Consultant & Interaction with Management

              The Committee has the sole authority to hire, approve the compensation of and terminate the engagement of the compensation consultant.

              Cook reviews the Company's Executive compensation program every other year. In the years in which Cook does not conduct a compensation study, the Committee makes compensation decisions, in part, on survey data provided by the Human Resources Department and input provided by Cook.

              A comprehensive study was undertaken by Cook in 2013 which influenced the Committee's decisions for the 2014 Executive compensation program. The study reviewed the design and structure of the Company's total Executive compensation program, including:

  •
  Base pay;
  •
  Annual incentive design and targets;
  •
  Long term incentive design and targets;
  •
  Non qualified benefits;
  •
  Perquisites;
  •
  Stock ownership guidelines;
  •
  Severance; and
  •
  Change of control policies.

              The most recent review process included:

  •
  Interviews with Executives and all Directors to discuss business strategy and the implications for human resources and compensation policy;
  •
  A competitive review of compensation opportunities for each of the Named Executive Officers compared to the pay opportunities of similarly situated executives at the Peer Group companies (see page 37);
  •
  An analysis to ensure that total share dilution and the economic costs of long term incentives are reasonable and affordable for the Company; and
  •
  A review of Executive compensation plans against potential risks. Cook determined that the Company's Executive compensation programs are well designed, support the Company's business strategy, and do not provide incentives to Executives to take inappropriate risks.

              The goals of the review are to assist the Committee in:

  •
  Determining whether the Company's Executive compensation program is appropriately designed to support the Company's strategic and human resources objectives;
  •
  Determining whether the target Executive compensation levels are competitive with the market and whether actual compensation levels are reasonable given the Company's performance relative to peers;
  •
  Designing changes to Executive compensation plans or programs, as appropriate; and
  •
  Setting pay opportunities, benefits and perquisites.

              Cook also:

  •
  Attended five meetings of the Committee in 2013, as requested by the Committee Chair;
  •
  Reviewed and commented on the designs of the 2014 Stock Incentive Plan and 2014 Director Plan; and
  •
  Reviewed and commented on drafts of the Compensation Discussion & Analysis and related compensation tables for the proxy statement.

Use of Compensation Data

              The Committee reviews the Peer Group of companies it uses to compare Executive compensation every other year as part of Cook's study. Cook recommends an appropriate Peer Group of public, similarly sized, diversified financial services, insurance and asset management companies. Cook's recommendations take into account the Company's and the competitors' strategy, mix of business and size, as measured primarily by annual revenues, market capitalization and total assets. These companies are the major competitors in one or more of the Company's businesses, but none represent the exact business mix of the Company. Some of these companies have higher or lower market capitalization and revenue than the Company. The Company targets compensation for the Named Executive Officers at the median of the compensation of the named executive officers at the Peer Group companies. No changes to the Peer Group were made in 2013. The companies in the Peer Group used in Cook's 2013 analyses to assist in decisions on 2014 compensation were:

• Affiliated Managers Group	• Invesco	• MetLife
• Ameriprise Financial	• Janus Capital Group	• Prudential Financial
• Eaton Vance	• Legg Mason	• StanCorp Financial
• Franklin Resources	• Lincoln National	• Sun Life Financial
• Hartford Financial Services	• ManuLife	• T. Rowe Price

              The Committee uses annual data from third party industry surveys for additional context for its compensation decisions.2. Further, every two to three years, the Company's non cash benefit programs are compared with those of more than 100 diversified financial services companies. This is a larger group than the Peer Group because the information is used in designing and evaluating our broad based employee benefit programs. Benefit programs are also compared against those of local employers in Des Moines, Iowa, due to the Company's significant employee population there.

              Each year, the Committee reviews the total compensation paid to the Executives by reviewing tally sheets, which include:

  •
  Base salaries;
  •
  Annual and long term incentive awards earned;
  •
  Deferred compensation:
  •
  Outstanding equity awards;
  •
  Benefits;
  •
  Perquisites: and
  •
  Potential payments for termination scenarios.

              The Committee uses this information to analyze the value of compensation actually delivered versus the compensation opportunities established by the Committee, and it is also used in making compensation and compensation plan design decisions. The Committee did not make any changes to the executive compensation program as a result of the analysis in 2013 because the program continues to meet the Company's objectives.

2013 Executive Compensation Decisions

              The Committee made compensation decisions for the Named Executive Officers based on the following factors:

  •
  The Company's strategic and human resources objectives;
  •
  Competitive data for the Peer Group (discussed above) and for a broader group of diversified financial services companies (see Appendix B for a list of companies participating in these surveys);
  •
  Corporate and individual performance on key initiatives;
  •
  Economic conditions;
  •
  The CEO's compensation recommendations for other Executives;

2 The surveys used were the McLagan Investment Management survey, Towers Watson U.S. Financial Services Studies Executive Database, the Towers Watson Diversified Insurance Study of Executive Compensation. The names of the companies participating in these surveys are included in Appendix C.

  •
  Advice of the Committee's consultant; and
  •
  How the elements of compensation contribute to and interrelate to total compensation.

              The Committee also considers the tax and accounting consequences of each element of compensation, and tries to maximize the tax deductibility to the Company of compensation under Section 162(m) of the Internal Revenue Code ("Tax Code"). This Tax Code section limits the Company from deducting annual compensation exceeding $1,000,000 for our CEO and the three other most highly paid Named Executive Officers (other than our CFO) who are in office on the last day of the fiscal year ("Covered Employees"). There is an exception to this rule for performance based compensation. The Committee may provide compensation to Covered Employees that is not deductible if it determines, in its discretion, that it is appropriate to do so. For 2013, Messrs. Zimpleman, Houston, McCaughan and Valdés were Covered Employees.

              The chart below shows the 2013 target total compensation for our Named Executive Officers as well as the proportion of their compensation tied to the Common Share price. The majority of compensation paid to our Named Executive Officer's is variable and at risk as reflected in the chart below.

Base Salary

              When determining base salary for each Executive, the Committee considers the Peer Group median for comparable executive positions as well as the survey data referenced above, the Executive's performance, work experience, the importance of the position to the Company and how difficult it would be to replace the Executive. The table below provides the historical base salaries1 of the Named Executive Officers.

Named Executive Officer	2011	2012	2013	Percent Increase 2012 to 2013
Zimpleman	$900,000	$900,000	$925,000	2.8%
Lillis	$436,000	$475,000	$500,000	5.3%
Houston	$525,000	$550,000	$572,000	4.0%
McCaughan	$570,500	$600,000	$615,000	2.5%
Valdés	—	$525,000	$546,000	4.0%

(1)
Salaries displayed in the table are as of December 31 of the year noted. This information differs from salary information in the Summary Compensation Table as the table includes salary earned and paid in the year noted. Changes in base salary are effective in March of each year.

Annual Incentive Pay

              The Named Executive Officers may earn annual cash bonuses under the Principal Financial Group, Inc. Annual Incentive Plan. This plan was approved by shareholders in 2004, and complies with Section162(m) of the Tax Code so that these incentives to Named Executive Officers are considered performance based and are therefore fully tax deductible to the Company.

              The maximum aggregate bonus amount for the Named Executive Officers is 2% of annual operating income ("Bonus Pool"). For 2013, the maximum bonuses were:

Named Executive Officer	Maximum Award as Percentage of the Annual Incentive Pool	Maximum Potential Award Payment
CEO (Zimpleman)	35%	$9.4 million
Second highest Paid Covered Employee (McCaughan)	30%	$8.1 million
Third highest Paid Covered Employee (Houston)	15%	$4.0 million
Fourth highest Paid Covered Employee (Valdés)	10%	$2.7 million
CFO (Lillis)	10%	$2.7 million

              The Committee sets the target and maximum annual incentive awards for each Named Executive Officer. The Committee then uses its negative discretion to reduce the awards actually payable. After this reduction, maximum annual incentive opportunities are generally 200% of the target annual incentive opportunity. The Committee approved the following target awards for Named Executive Officers in each of the past three years:

Annual Incentive Targets (as a percentage of base salary)

Named Executive Officer	2011	2012	2013
Zimpleman	150%	150%	175%
McCaughan	250%	300%	300%
Houston	125%	125%	125%
Valdés	n/a	75%	75%
Lillis	75%	100%	100%

              Mr. Zimpleman's target award opportunity is greater than that of the other Named Executive Officers (except Mr. McCaughan's) because Mr. Zimpleman has overall responsibility for the Company and greater responsibilities than the other Named Executive Officers. The target award opportunity for Mr. McCaughan was established by the Committee to be competitive with award opportunities of senior executives within asset management firms. In establishing the target award opportunity for Messrs. Houston, Valdés and Lillis, the Committee considered the median incentive targets for comparable executive positions in the Peer Group companies, as well as the survey data referenced above.

Performance Goal Setting and Measurement Process

              The Board meets each September to review the Company's long term strategy. In November, the CEO, CFO and Division Presidents recommend preliminary financial goals for the Company and business units and strategic initiatives for the next year. The Finance Committee reviews the proposed goals, underlying assumptions of the goals and initiatives, key drivers of financial performance, trends and business opportunities and advises the Board and Human Resources Committee on the appropriateness of the financial goals. The Human Resources Committee reviews and approves the final goals for the Company, the CEO and the other Executives with input from the Finance Committee and Board based on year-end financial results. All employees develop individual performance goals with their leaders that support the Company's goals.

              The Committee reviewed performance on several key financial measures and on corporate and divisional goals to determine the annual bonus for Named Executive Officers. The Committee does not use any particular weighting for these goals; these measures are used as guideposts when the Committee exercises its discretion in its subjective evaluation of these factors.

              In determining corporate performance for 2013, the Committee reviewed Company achievements on these key financial goals:

Goal		2013 Assessment
1.	Achieve appropriate operating earnings and earnings per share ("EPS").	One of management's responsibilities is to lead the Company in achieving its goals for operating earnings and earnings per diluted share. For 2013, the target for operating earnings was $1 billion and the target for earnings per diluted share was $3.34. Actual 2013 operating earnings were $1,059.9 million and EPS was $3.55. In addition, Messrs. Houston, McCaughan and Valdés had operating earnings goals specific to the business units they oversee:

		Named Executive Officer	Operating Earnings Goal	Operating Earnings Result

Houston
		• Retirement & Investor Services	$595 million	$694 million
		• US Insurance Solutions	$205 million	$197 million

		McCaughan – Principal Global Investors	$95 million	$103 million

		Valdés- Principal International	$260 million	$215 million

2.	Capital – maintain a targeted National Association of Insurance Commissioners ("NAIC") risk based capital ratio above 350%.	At year-end, the NAIC risk based capital ratio was 435%.
3.	Minimize credit loss.	A metric was established to measure whether the Company's invested assets (Principal Life's General Account) was appropriately managed. Ranges were established for after-tax bond credit losses and losses on commercial mortgage loans.

		Measure	Goal	Actual Result

		Bond credit losses	13-19 basis points	15 basis points

		Commercial mortgage loan losses	5-9 basis points	6 basis points

4.	Achieve identified sales targets require appropriate growth.	The Company had 2013 sales growth as outlined below, by business area:

		Business Unit	Target	Result

Houston
		• Retirement & Investor Services Sales	$29.4 billion	$30.94 billion
		• Life Sales	$234.0 million	$209.5 million
		• Specialty Benefits premium and fees	$1.5 billion	$1,492.7 billion

McCaughan
		• Principal Global Investors % growth in non-affiliated management fees	15%	12.4%

Valdés
		• Principal International net cash flow	$14.2 billion	$8.5 billion

Final Annual Incentive Pay Award Determination

              The following table shows the annual incentive award for each of the Named Executive Officers. The column "Reduction from Maximum Award" shows the amount the Committee reduced the maximum bonuses to the awards paid.

Named Executive Officer	2013 Salary	2013 Target	Final Award	% of Target	Reduction from Maximum Award
Zimpleman	$925,000	175%	$2,137,000	132%	$7,263,000
Lillis	$500,000	100%	$630,000	126%	$2,070,000
Houston	$572,000	125%	$858,000	120%	$3,142,000
McCaughan	$615,000	300%	$2,325,000	126%	$5,775,000
Valdés	$546,000	75%	$467,000	114%	$2,233,000

              Executives may defer annual awards into a nonqualified supplemental savings plan ("Excess Plan"), as illustrated in the footnote to the Non Equity Incentive Compensation column of the Summary Compensation Table, on pages 46-47.

Long term Incentive Compensation

              The long term incentive compensation program is designed to align the interests of Executives and shareholders. The compensation the Executives receive reflects the degree to which multi-year financial objectives are achieved and shareholder value is increased. The long term focus of the compensation programs supports the Company's businesses in which long term performance is critical, such as retirement products, life insurance and asset management. The long term incentive compensation program also encourages collaboration among Executives in pursuing corporate wide goals.

              The Committee establishes a target long term incentive award opportunity for each Named Executive Officer stated as a percentage of each Named Executive Officer's base salary based on Peer Group and survey data, and on the advice of its independent compensation consultant. The Committee uses the following factors to adjust the target award and determine the actual award to be awarded to each Named Executive Officer ("Award Granted"):

  •
  Current competitive market data;
  •
  The Named Executive Officer's past performance;
  •
  The Named Executive Officer's current compensation;
  •
  Retention concerns;
  •
  The importance of the Named Executive Officer to the Company over the long term;
  •
  The potential impact the Named Executive Officer could have on the Company's results; and
  •
  The Executive's performance relative to the Named Executive Officer's peers within the Company.

              The compensation ultimately received by Named Executive Officers may vary considerably from the grant date fair value of the Award Granted, due to the Company's performance and changes in share price that occur after the grant.

2013 Long Term Incentive Target & Grant (as % of base salary)

Named Executive Officer	Target %	Award Granted
Zimpleman	525%	525%
Lillis	275%	300%
McCaughan	350%	325%
Houston	350%	375%
Valdés	225%	235%

              The long term incentive targets were established by the Committee to be market competitive with award opportunities for comparable positions in Peer Group companies. Mr. Zimpleman's award opportunity is greater than those of the other Named Executive Officers because he has overall responsibility for the Company.

              Executives' long term compensation is awarded in the form of non-qualified stock options and performance based restricted stock units ("PSUs"), which each represent 50% of the total long term incentive award. PSUs entitle the Executive to earn shares of Principal Financial Group Common Stock if certain levels of performance are achieved. The Committee uses stock options as part of the long term incentive program because options are an effective way to link an Executive's compensation to changes in shareholder value. The weighting is not based on a specific formula or algorithm, but rather is intended to create a balance between the achievement of specific operating objectives and changes in shareholder value based on the Committee's judgment, which may change from time to time.

              Stock options have a ten year term and an exercise price equal to the closing price on the date of grant. Stock options vest in three equal annual installments starting on the first anniversary of the grant date.

              PSUs vest based on continued service and achieving financial objectives over a three year period (with each three year period treated as a "Performance Cycle"). Executives may defer the receipt of PSUs.

              For the 2013 PSUs, the performance threshold is met if either of the following goals is met:

  •
  Three year average pretax operating income ROE of 5%, or
  •
  $1 billion cumulative pretax operating income

              If either the ROE or OI objectives is met or exceeded, the number of units earned is determined using two performance measures, each weighted at 50%, to determine the funding level.

  •
  Average pretax operating ROE: this measure was selected because it reflects the efficient use of Company capital in generating profits.
  •
  Average BV/Share: this measure was selected because it focuses on long term growth in equity needed to support the Company's growth.

              In combination, the two measures selected provide a healthy tension in creating incentives to maintain a sufficient level of equity over the long term while also making sure that capital is being used effectively.

2013-2015 PSU Performance Scale

Performance Level	Threshold Award	Target Award	Maximum Award (150% of Target)
Payout (% of Target) (1)	50%	100%	150%
Average ROE	7.5%	15%	19.5%
Average BV/Share	$27.20	$32.00	$41.60

If neither the ROE nor the OI
threshold performance
objective is met, no PSUs will
be earned or paid out.

(1)
Straight line interpolation is used to determine awards for performance between threshold and target and between target and maximum.

Timing of Stock Option Awards and Other Equity Incentives

              Annual grants of stock options and PSUs for the Company's Executives are determined by the Committee at its February meeting, which occurs following the release of the prior year's results and during an open window period. The Committee formalized its long standing practices by adopting a policy regarding granting stock options and other equity awards. Under this policy, the grant date for all stock options and other stock based awards shall never be the earlier than the date of approval, and shall be:

  •
  For all annual awards to Executives, the date of approval by the Committee;
  •
  For new employees and promotions, the later of the date of approval or the employee's hire/promotion date;
  •
  In the event of an award connected with an established stock program for non Executives, the later of the date of approval or the grant date established by the stock program; and
  •
  For any other awards, the date of approval.

Authority of the Chairman, President & CEO to Grant Equity Awards:

              Under the 2010 Stock Incentive Plan, the Committee has delegated authority to the Chairman, President & CEO to make certain equity awards to sales agents and non Executive employees for new hires, promotions, retention and recognizing superior performance. The Committee receives a report on these grants at the next regular Committee meeting. The total awards granted by the Chairman, President & CEO may not exceed 250,000 shares per year.

Benefits

              The Named Executive Officers participate in Principal Life's broad based employee benefits program, including:

  •
  A qualified pension plan (except Mr. McCaughan3);
  •
  A 401(k) plan;
  •
  Group health, dental, vision and disability coverage and life insurance;
  •
  A discounted employee stock purchase plan.
  •
  Paid time off; and
  •
  Flexible spending account plans.

              Principal Life also offers all Named Executive Officers (except Mr. McCaughan) defined benefit and defined contribution non qualified retirement plans (the "NQDB" and the "Excess Plan"). These benefits are offered to attract and retain talent and provide long term financial security to employees. The NQDB helps the Company attract midcareer Executives and retain Executives by providing competitive retirement benefits. The NQDB is coordinated with the qualified pension plan and is designed to restore benefits that otherwise would accrue to Executives in the absence of Tax Code limitations on the qualified pension plan. The narrative to the Pension Benefits Table on pages 51-55 provides additional information about the NQDB and the qualified pension plan. Principal Life maintains the Excess Plan to help attract and retain Executives by allowing Executives to save for retirement and to provide matching contributions on those savings, without regard to the limitations imposed by the Tax Code on 401(k) plans. The narrative to the NonQualified Deferred Compensation Table on pages 53-55 provides additional information about the Excess Plan.

              The value of the retirement and savings plans for Non Grandfathered Participants (see page 52) is targeted to be, in the aggregate, slightly above the median of diversified financial services companies because a large portion of the Company's business centers on the sale of retirement products. The traditional pension plan benefit for Grandfathered Choice Participants (see page 51) has a market value above the median and the 401(k) plan match for Grandfathered Choice Participants is below market median. These benefits were also originally designed to be slightly above market median to attract and retain employees. As retirement plans evolved in the marketplace, the company has balanced realigning benefits to the marketplace with current market practice while not adversely impacting more tenured employees.

              All other benefits are targeted at market median in the aggregate, which supports the Company's benefit strategy and aids in attracting and retaining talent.

Change of Control and Separation Pay

              The Committee believes it is in the best interests of the Company and its shareholders to:

  •
  Assure that the Company will have the continued service of its Executives;
  •
  Reduce the distraction of these Executives that would result from the personal uncertainties caused by a pending or threatened Change of Control;
  •
  Encourage the Executives' full attention and dedication to the Company; and

3 Effective January 1, 2010, Mr. McCaughan no longer participates in the qualified pension plan, NQDB Plan or Excess Plan. This change was the result of a compensation and benefit review of asset management companies that showed that these are not common benefits for executives in the asset management industry. This change also applied to other investment professionals who work with Principal Global Investors.

  •
  Provide the Executives with compensation and benefits upon a termination related to Change of Control that are competitive with those of similar businesses.

              For these reasons, the Company has entered into "Change of Control" employment agreements with each of the Executives. These agreements would help the Executives more fairly evaluate a potential acquisition of the Company, particularly when the acquisition would result in termination of the Executive's employment. These Change of Control employment agreements are based on market practice and do not affect other components of the Executives' compensation. When entering into these agreements, the Committee reviewed survey data and practices of other public insurance and financial services companies. The Committee continues to review market practices in this area for potential changes in these agreements.

              All benefits provided to the Executives upon a Change of Control are paid after both a Change of Control and qualifying termination of employment have occurred (sometimes referred to as a "double trigger"), except that the then current value of the Executive's Excess Plan and NQDB will be paid upon a Change of Control to ensure that the value of those plans is not reduced if the Company is sold. In 2010, the Company revised its Change of Control Agreements for Executives that generally reduced severance amounts as multiples of cash compensation and eliminated excise tax gross ups. See pages 56-59 for details.

              The Company has a severance plan to provide benefits to employees whose employment is terminated by the Company due to a reorganization or reduction in the workforce. Additional payments may be permitted in some circumstances as a result of negotiations with Executives, particularly when the Company requests additional covenants from the Executives. The Company has an employment agreement with Mr. Zimpleman for his services as the Company's CEO. See page 56 for details.

Perquisites

              The only perquisite for Executives that is not offered to all employees is one physical examination per year. We provide this perquisite to protect the health of our Executives and the Company's investment in its leadership.

Stock Ownership Guidelines

              Executives are required to own stock in the Company to ensure their interests are aligned with the shareholders' interests and with the long term performance of the Company. Once the Executive achieves the required stock ownership level based on market value, the ownership requirement remains at the number of shares owned at that time, regardless of subsequent changes in stock price or salary. Upon promotion, the Executive is required to meet the next level of stock ownership.

              Until the ownership guideline is met, Executives are required to retain a portion of the "net profit shares" resulting from equity based long term incentive plan grants. Net profit shares are the shares remaining after payment of the option exercise price and taxes owed at time of exercise, vesting of restricted stock units or earn out of performance shares. The percentage of net profit shares that must be retained until the multiple of salary guidelines are met are shown below:

Executive Level	Retention Ratio	Multiple of Base Salary
CEO (Zimpleman)	75%	5 times
Division Presidents & Executive Vice Presidents (Houston, Lillis, McCaughan & Valdés)	50%	3 times
Senior Vice Presidents	50%	2 times

              All Named Executive Officers comply with these guidelines.

Claw Back Policy

              The Committee has also adopted a compensation recovery policy that applies to Executives. The Company can recover incentive compensation if the amount of the compensation was based on achievement of financial results that were subsequently restated if the Committee decides that the Executive engaged in fraud or intentional misconduct that caused the restatement of the Company's financial statements, and that the amount of the Executive's incentive compensation or equity award would have been lower had the financial results been properly reported.

Trading Policy

              The Company prohibits Directors and employees, including Executives, from:

  •
  Purchasing Company securities "on margin" (i.e., with the proceeds of a loan from a brokerage firm when the loan is secured by Company securities), except for the exercise of employee stock options.
  •
  Short sales;
  •
  Trading in put or call options; and
  •
  Purchasing, directly or through a designee, any financial instrument (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that is designed to hedge or offset any decrease in the market value of Company securities.

Succession Planning

              The Human Resources Committee, the CEO and the head of Human Resources maintain an ongoing focus on executive development and succession planning to prepare the Company for future success. In addition to preparing for CEO succession, the succession planning process has included all key executive positions. A comprehensive review of executive talent, including assessments by an independent consulting firm, has determined participants' readiness to take on additional leadership roles and identified the developmental and coaching opportunities needed to prepare them for greater responsibilities. The CEO makes a formal succession planning presentation to the Board of Directors annually. Succession planning is a responsibility of the entire Board and all members participate. In addition, the Company has an emergency succession plan for the CEO that is reviewed by the Board annually.

Human Resources Committee Report

              The Human Resources Committee of the Company has reviewed and discussed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Michael T. Dan, Chair
Betsy J. Bernard
C. Daniel Gelatt
Richard L. Keyser
Elizabeth E. Tallett

Risk Assessment

              The Human Resources Compensation Department and the chief risk officers in the business units conducted a review and analysis of the Company's employee incentive compensation plans to determine whether compensation policies or practices are reasonably likely to have a materially adverse effect on the Company, and reviewed their processes and conclusions with the Chief Risk Officer. The following factors, among others, were assessed:

  •
  Plan design;
  •
  Potential risks created by the plans;
  •
  Risk mitigation factors and their effectiveness;
  •
  The mix of pay received by participating employees (fixed vs. variable, cash vs. equity, short term vs. long term);
  •
  Whether historical payments were in line with intended results; and
  •
  Governance practices regarding plan design and revisions.

              Some key factors that mitigate risks of the Company's incentive plans are the Company's stock ownership guidelines for Executives, the compensation recovery policy and the Human Resources Committee's ability to exercise its judgment in evaluating the quality of performance achievements when determining earned compensation. The Company prohibits employees from purchasing Company securities on margin (except for the exercise of stock options), engaging in short sales or trading in any put or call options; and purchasing, directly or through a designee, any financial instrument (including prepaid variable forward contracts, equity swaps, collars and exchange funds) designed to hedge or offset any decrease in the market value of Company securities.

              A summary of the assessment process and conclusions was reviewed with the Human Resources Committee. Based on this analysis, the Company has determined that the Company's employee incentive compensation plans are designed to encourage behaviors that create and maintain shareholder value, do not encourage excessive risk, and are not reasonably likely to have a material adverse effect on the Company.

Summary Compensation Table

              The following table sets forth the compensation paid to the Named Executive Officers for services provided to the Company and its subsidiaries during 2011, 2012 and 2013.

Name	Year	Salary (1)	Bonus	Stock Awards (2)(3)	Option Awards (2)	Non Equity Incentive Compensation (4)	Change in Pension Value and Non qualified Deferred Compensation Earnings (5)	All Other Compensation (6)	Total (7)
Zimpleman	2013	$919,231	$0	$2,428,124	$2,428,121	$2,137,000	$1,041,951	$80,474	$9,034,901
Chairman,	2012	$900,000	$0	$2,249,990	$2,491,679	$1,282,500	$3,605,227	$80,329	$10,609,725
President & CEO	2011	$876,923	$0	$1,799,986	$1,993,320	$1,302,000	$3,160,566	$72,732	$9,205,527
Lillis	2013	$494,231	$0	$750,001	$749,982	$630,000	$811,848	$42,651	$3,478,713
Executive Vice	2012	$466,000	$0	$653,136	$723,308	$443,000	$1,412,152	$24,571	$3,722,167
President & CFO	2011	$427,692	$0	$435,993	$482,827	$276,000	$974,268	$22,927	$2,619,707
Houston	2013	$566,923	$0	$1,072,505	$1,072,513	$858,000	-$50,354	$79,460	$3,599,047
Pres. Retirement,	2012	$544,231	$0	$1,031,260	$1,142,017	$612,000	$846,704	$88,603	$4,264,815
Ins. & Financial Svs	2011	$519,231	$0	$853,108	$944,764	$526,000	$507,677	$74,386	$3,425,166
McCaughan	2013	$611,539	$0	$999,377	$999,379	$2,325,000	$80,742	$13,290	$5,029,327
Pres. Global	2012	$593,192	$0	$974,995	$1,079,730	$1,602,000	$76,897	$13,673	$4,340,487
Asset Management	2011	$565,423	$0	$855,746	$947,681	$1,272,000	$73,235	$6,329	$3,720,414
Valdés	2013	$541,154	$0	$641,538	$641,536	$467,000	$90,767	$63,008	$2,445,003
Pres. - Int'l Asset	2012	$519,231	$0	$525,008	$581,366	$370,000	$35,446	$67,530	$2,098,581
Mgmt & Accum

(1)
Includes 2013 salary deferred into the qualified 401(k) plan and the Excess Plan, as shown below (information detailing deferrals for 2012 was included in last year's proxy statement):

Named Executive Officer	401(k) Employee Contribution	Excess Plan Employee Contributions	Total Employee Contributions
Zimpleman	$19,346	$74,615	$93,961
Lillis	$14,635	$24,173	$38,808
Houston	$13,962	$36,892	$50,854
McCaughan	$17,500	$0	$17,500
Valdés	$13,577	$35,215	$48,792

(2)
Amounts represent the aggregate grant date fair value amounts for awards and options granted in the year noted. The assumptions for the valuation of stock and option awards under the ASC Topic 718 for awards are included in the Summary Compensation Table as follows:

Grant Date	Exercise Price	Volatility	Expected Term	Dividend Yield	Risk Free Interest Rate
February 28, 2011	$34.26	67.88%	6 years	1.605%	2.48%
February 27, 2012	$27.46	70.03%	6 years	2.550%	1.10%
February 25, 2013	$30.70	53.30%	6.5 years	2.997%	1.13%

The grant date fair value per share of each RSU or PSU granted on the same date as an option listed in the above table was equal to the exercise price reported for options granted on such date.

(3)
PSUs will be earned and paid in shares of Common Stock only if performance requirements are met or exceeded. The PSUs are eligible for dividend equivalents, and the dividend equivalents are subject to the same performance requirements as the corresponding PSUs and are only earned if the performance measures are met or exceeded. The maximum payout for the 2011, 2012, and 2013 PSUs is 150% of the target number of PSUs. If the PSUs granted in 2013 are earned at the maximum payout, the grant date value of such PSUs would be as shown in the following table, and the amounts reported in the Stock Awards column, above, would be increased by the amount shown in the column to the far right of the following table.

Named Executive Officer	Grant Date Value of 2013 PSUs at Maximum Payout	Amount by Which Aggregate Grant Date Values Reported Would be Increased
Zimpleman	$3,642,187	$1,214,062
Lillis	$1,125,002	$375,001
Houston	$1,608,757	$536,252
McCaughan	$1,499,066	$499,689
Valdés	$962,307	$320,769
(4)
The amounts shown represent annual incentive compensation awards earned in 2013 and paid in 2014 and include the following amounts deferred into the qualified 401(k) Plan and Excess Plan:

Named Executive Officer	Employee Contributions on Incentive Pay
Zimpleman	$213,912
Lillis	$45,985
Houston	$77,840
McCaughan	$0
Valdés	$51,694
(5)
Assumptions underlying the determination of the amount of increase in actuarial value for both the qualified and nonqualified pension plans are disclosed on page 53. Changes in these assumptions and compensation changes will impact this value annually. There are no above market earnings on deferred compensation. For Mr. Houston, the change in pension value decreased due to an increase in the discount rate used to calculate the present value of the benefit.

(6)
All Other Compensation for the Named Executive Officers consists of the following:

Named Executive Officer	Perquisites and Other Personal Benefits (a)	Principal Life Contributions to Defined Contribution Plans (b)	Total
Zimpleman	$14,423	$66,051	$80,474
Lillis	$14,534	$28,117	$42,651
Houston	$8,724	$70,736	$79,460
McCaughan	$165	$13,125	$13,290
Valdés	$12,122	$50,886	$63,008
    (a)
    Represents the incremental aggregate cost to the Company for all perquisites provided during the year. Amounts include the value of an annual physical examination, personal and business spousal travel, and gifts given to all sales conference attendees.

    (b)
    The amounts shown below are Principal Life's matching contributions to the 401(k) Plan and the Excess Plan. The Excess Plan's matching contributions are also included in Principal Life's Contributions in the NonQualified Deferred Compensation table on pages 53-54.

Named Executive Officer	401(k) Matching Contribution Made by Principal Life	Excess Plan Matching Contribution Made by Principal Life	Total
Zimpleman	$6,562	$59,489	$66,051
Lillis	$5,250	$22,867	$28,117
Houston	$9,962	$60,774	$70,736
McCaughan	$13,125	$0	$13,125
Valdés	$13,125	$37,761	$50,886
(7)
Sum of the total dollar value of the other columns in this table.

Grants of Plan Based Awards for Fiscal Year End December 31, 2013

		Estimated Future Payouts Under Non Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares	All Other Option Awards: Number of Securities	Exercise or Base Price of	Grant Date Fair Value of Stock and

Name	Grant Date	Threshold	Target	Maximum (1)	Threshold	Target	Maximum	of Stock or Units (3)	Underlying Options (4)	Option Awards (5)	Option Awards (6)
Zimpleman		N/A	$1,618,750	$9,400,000
	02/25/2013				19,773	79,092	118,638				$2,428,124
	02/25/2013								203,190	$30.70	$2,428,121
Lillis		N/A	$500,000	$2,700,000
	02/25/2013				6,108	24,430	36,645				$750,001
	02/25/2013								62,760	$30.70	$749,982
Houston		N/A	$715,000	$4,000,000
	02/25/2013				8,734	34,935	52,403				$1,072,505
	02/25/2013								89,750	$30.70	$1,072,513
McCaughan		N/A	$1,845,000	$8,100,000
	02/25/2013				8,138	32,553	48,830				$999,377
	02/25/2013								83,630	$30.70	$999,379
Valdés		N/A	$409,500	$2,700,000
	02/25/2013				5,224	20,897	31,346				$641,538
	02/25/2013								53,685	$30.70	$641,536

(1)
The maximum award shown is the maximum aggregate award payable under the Annual Incentive Pay Plan for the Named Executive Officers, based on the Bonus Pool. In determining the actual annual incentive award payable, the Human Resources Committee exercises negative discretion to reduce the amount payable from the maximum award determined under the Annual Incentive Pay Plan as described on pages 39-41.
(2)
These columns reflect PSUs granted on February 25, 2013. These PSUs will vest, if at all, according to the 2013 — 2015 PSU performance scale outlined on page 42. The maximum payout for the 2013 PSUs is 150% of the target number of PSUs.
(3)
There were no other stock awards granted in 2013.
(4)
The options vest in three equal annual installments beginning on the first anniversary of the grant date. The options are not eligible for dividend equivalents. The number of stock options awarded to each Named Executive Officer in a given year is calculated by dividing the grant date fair value of one option into the portion of the Adjusted Target Award Opportunity (50%) to be delivered in options, using the Black-Scholes model (but adjusting for the possibility that some options may be forfeited because Named Executive Officers may terminate their employment prior to the options vesting).
(5)
The per-share option exercise price is the closing price of the Common Stock on the date of grant.
(6)
Represents the grant date fair value of the award at target.

Outstanding Equity Awards at Fiscal Year End December 31, 2013

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (1)	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (2)	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested (4)
Zimpleman (5)	82,885	0	$49.25	02/27/2016
	1,120	0	$54.45	06/01/2016
	74,935	0	$62.63	02/26/2017
	142,985	0	$60.10	02/26/2018
	368,615	0	$11.07	02/24/2019
	144,700	0	$22.21	02/23/2020
	70,610	35,305	$34.26	02/28/2021			56,952	$2,808,287
	59,538	119,077	$27.46	02/27/2022			86,332	$4,257,023
	0	203,190	$30.70	02/25/2023			81,022	$3,995,207
Lillis (6)	7,380	0	$60.10	02/26/2018
	13,505	0	$56.42	05/19/2018
	33,765	0	$22.21	02/23/2020
	17,103	8,552	$34.26	02/28/2021			13,795	$680,224
	17,283	34,567	$27.46	02/27/2022			25,061	$1,235,746
	0	62,760	$30.70	02/25/2023			25,026	$1,234,043
Houston	37,080	0	$60.10	02/26/2018
	43,540	0	$11.07	02/24/2019
	72,350	0	$22.21	02/23/2020
	33,466	16,734	$34.26	02/28/2021			26,992	$1,330,995
	27,288	54,577	$27.46	02/27/2022			39,569	$1,951,164
	0	89,750	$30.70	02/25/2023			35,788	$1,764,686
McCaughan	29,984	0	$36.30	02/24/2014
	91,955	0	$39.02	02/28/2015
	63,760	0	$49.25	02/27/2016
	48,990	0	$62.63	02/26/2017
	60,590	0	$60.10	02/26/2018
	158,555	0	$11.07	02/24/2019
	79,365	0	$22.21	02/23/2020
	33,570	16,785	$34.26	02/28/2021			27,076	$1,335,111
	25,800	51,600	$27.46	02/27/2022			37,410	$1,844,708
	0	83,630	$30.70	02/25/2023			33,347	$1,644,363
Valdés							9,887	$487,531
	13,891	27,784	$27.46	02/27/2022			20,144	$993,324
	0	53,685	$30.70	02/25/2023			21,407	$1,055,579

(1)
All options vest in three equal installments on the first, second and third anniversaries of the grant date. Each of these options is also subject to accelerated vesting in certain events, such as the Named Executive Officer's death, disability or retirement, or upon the occurrence of a Change of Control.
(2)
All RSUs vest on the third anniversary of the grant date.
(3)
The PSUs granted in 2011 vested on December 31, 2013 are disclosed at 100% in accordance with ASC Topic 718. The PSUs granted in 2012 will vest on December 31, 2014 and will pay out if either the ROE or operating income threshold performance measure is met as approved by the Human Resources Committee. PSUs granted in 2013 will vest on December 31, 2015 and will pay out if either the ROE or operating income threshold is met as approved by the Human Resources Committee.
(4)
Assumes a stock price of $49.31 per share, the closing price of a share of Common Stock on the last trading day of the year, December 31, 2013, reported for the New York Stock Exchange-Composite Transactions.
(5)
Mr. Zimpleman received additional options on June 1, 2006, when he was promoted to President and Chief Operating Officer.
(6)
Mr. Lillis received additional options on May 19, 2008, in connection with his promotion to CFO.

              Named Executive Officers may defer PSUs that are earned and would otherwise be paid shortly after the performance period. Annual cash incentive awards, as shown in the NonEquity Incentive Compensation column of the Summary Compensation Table, may also be deferred into the Excess Plan.

Option Exercises and Stock Vesting

              The following table provides information concerning the exercise of stock options and the vesting of RSUs and PSUs during calendar year 2013 for each Named Executive Officer on an aggregated basis.

	OPTION AWARDS		STOCK AWARDS
Named Executive Officer	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)	Number of Shares Acquired on Vesting	Value Realized on Vesting (2)
Zimpleman (3)	234,328	$1,728,412	80,644	$3,297,346
Lillis (3)	14,125	$93,819	16,811	$712,624
Houston	196,190	$2,639,457	26,722	$1,199,283
McCaughan (3)	100,451	$1,077,317	39,129	$1,592,557
Valdés (3)	35,516	$549,803	11,729	$500,640

(1)
Represents the difference between the market price of the underlying shares of Common Stock on the date of exercise and the exercise price of the exercised option.
(2)
Represents the market value of PSUs granted in 2011 that settled on February 24, 2014 at $44.88 upon Committee approval of the final performance modifier of 99%. The actual payout was determined applying negative discretion, which took into account various factors including changes in accounting guidance and extraordinary items. As described in the 10k, these extraordinary items include a 3Q12 actuarial assumption review and Principal Financial Group Foundation contributions arising from Catalyst Health Solutions gains.
(3)
In addition to the PSUs, Mr. Zimpleman, Mr. Lillis, Mr. McCaughan and Mr. Valdés had RSUs granted in 2010 that settled on February 23, 2013 at $31.61.

Pension Plan Information

Participant Group	Pension Benefit Formula
GRANDFATHERED PARTICIPANTS

Grandfathered Participants were age 47 or older with at least ten years of service on December 31, 2005, and elected to retain the prior benefit provisions under the DB Plan and the NQDB Plan and to forego receipt of the additional matching contributions offered under the 401(k) and Excess Plans.	Defined Benefit Plan ("DB") (Traditional Formula)
39.2% of Average Compensation (the highest five consecutive years' total Pay out of the past ten years of Pay. "Pay" is the Named Executive Officer's base salary and annual incentive bonus up to the Tax Code limits) below the Integration Level (1) plus 61.25% of Average Compensation above the Integration Level.

	Cash Balance Plan - The Annual Pay Credits are calculated using the table below

	Age + Service	Annual Pay Credit

	Years (Points)	Contribution on all Pay	Contribution on Pay above Taxable Wage Base(2)

	< 40	4.00%	2.00%

	40 – 49	5.50%	2.75%

	50 – 59	7.00%	3.50%

	60 – 69	9.00%	4.50%

	70 – 79	11.50%	5.75%

	80 or more	14.00%	7.00%

Messrs. Zimpleman and Lillis' benefit at retirement will be the greater of the benefit under the Traditional or Cash Balance Formulas.	NQ Defined Benefit
The NQDB benefit formula for Grandfathered Participants hired before January 1, 2002 is the greater of:
• 65% of Average Compensation, offset by Social Security and DB Plan benefits; or
	• The greater of the traditional or cash balance DB Plan benefit for Grandfathered Participants without regard to Tax Code limits, offset by the benefit that can be provided under the DB Plan.

	(1) The Covered Compensation Table in the Tax Code. (2) The Social Security Taxable Wage Base.

Participant Group	Pension Benefit Formula
NON GRANDFATHERED PARTICIPANTS Non Grandfathered Participants will receive the greater of the benefit provided under the Traditional Benefit Formula or the Cash Balance Formula.	Defined Benefit Plan (Traditional Formula)
35% of Average Compensation below the Integration Level plus 55% of Average Compensation above the Integration Level.

	Cash Balance Plan - The Annual Pay Credits are calculated using the table below

	Age + Service	Annual Pay Credit

	Years (Points)	Contribution on all Pay	Contribution on Pay above Taxable Wage Base

	< 40	3.00%	1.50%

	40 – 59	4.00%	2.00%

	60 – 79	5.50%	2.75%

	80 or more	7.00%	3.5%

• Mr. Houston's retirement benefit will be the greater of the Traditional or Cash Balance Formulas.
• Mr. Valdés's retirement benefit will be the Cash Balance Formula. Mr. Valdés will also have a small benefit under the Traditional Formula due to service prior to January 1, 2006.
• Mr. McCaughan's retirement benefit will be the Cash Balance Formula. He has not accrued any benefits under this plan since January 1, 2010.	NQ Defined Benefit
The NQDB benefit formula for Non Grandfathered Participants hired before January 1, 2002 is:

• The traditional or cash balance pension plan benefit for Non Grandfathered Choice Participants (whichever is greater) without regard to Tax Code limits, offset by the benefit that can be provided under the DB Plan.

For employees who were active participants in the plan on December 31, 2005, their accrued benefit will not be less than their accrued benefit determined as of that date.

For both groups, there is a reduction if payments start earlier than Normal Retirement Age (Traditional Benefit Formula only):
• The Company subsidizes early retirement if the Named Executive Officer remains employed until Early Retirement Age (age 57 with 10 years of service), which is the earliest date an employee may begin receiving retirement benefits.
• The early retirement benefits for Grandfathered Choice Participants (and Non Grandfathered Choice Participants for benefits accrued prior to January 1, 2006) range from 75% at age 57 to 100% at age 62. The early retirement benefits for Non Grandfathered Choice Participants for benefits accrued after December 31, 2005 range from 75% at age 57 to 97% at age 64.
• If the Named Executive Officer terminates employment before reaching Early Retirement Age, Principal Life does not subsidize early retirement. The early retirement benefits range from 58.6% at age 57 to 92.8% at age 64.
	• Benefits under the Traditional Formula are eligible for a Cost of Living Adjustment after retirement benefits begin. For Non Grandfathered Participants only benefits accrued as of December 31, 2005 receive this adjustment. The Cost of Living adjustment is based on the Consumer Price Index (CPI).

Pension Distributions

              Participants receive an annuity under the traditional benefit formula in the DB Plan. The qualified cash balance benefit formula in the DB Plan allows for benefits as an annuity or lump sum.

              NQDB benefits may be paid as a lump sum at termination/retirement, or as an annuity. Distributions may also be allowed at death or a change of control. For participants in the plan prior to January 1, 2010, a mandatory payment occurs at age 65, and they may elect for payments on a specified date between age 60 and 65.

Pension Benefits

Named Executive Officer	Plan Name	Number of Years Credited Service (1)	Present Value of Accumulated Benefit at Normal Retirement Age (2)	Payments During Last Fiscal Year
Zimpleman	Qualified Pension NQDB	40	$1,955,459 $15,569,541	$0 $0
Lillis	Qualified Pension NQDB	31	$1,739,714 $3,603,945	$0 $0
Houston	Qualified Pension NQDB	29	$574,196 $1,912,625	$0 $0
McCaughan	Qualified pension NQDB	7	$183,055 $1,512,518	$0 $0
Valdés	Qualified pension NQDB	3	$46,618 $86,344	$0 $0

(1)
As of December 31, 2013.
(2)
Benefit calculations have been made using the following assumptions:
•
Discount Rate: 4% for December 31, 2012 and 4.9% for December 31, 2013 benefits;
•
Mortality: 2012 IRS Prescribed Mortality  — Static Annuitant, Male & Female for December 31, 2012 benefits and 2013 IRS Prescribed Mortality – Static Annuitant, Male & Female for December 31, 2013 benefits;
•
Cost of living increase: 1.6875% for December 31, 2012 benefits and December 31, 2013 benefits;
•
No disability;
•
Retirement age of 62 for Messrs. Zimpleman and Lillis (early retirement eligible) who would then receive unreduced benefits. Retirement age of 65 for Houston, who will not have unreduced benefits prior to that point. Retirement age of 65 for Valdés frozen traditional benefit plus current cash balance account. Current cash balance account for Mr. McCaughan;
•
A spouse 3 years younger; and
•
Cash balance interest crediting rate of 5.5% for December 31, 2012 and for December 31, 2013.

Non Qualified Deferred Compensation

Named Executive Officer	Executive Contributions in Last Fiscal year (1)	Principal Life Contributions in Last Fiscal Year (2)	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals / Distributions	Aggregate Balance at Last Fiscal Year End (3)
Zimpleman	$198,298	$59,489	$614,295	$0	$3,258,200
Lillis	$45,734	$22,867	$116,737	$0	$551,184
Houston	$81,032	$60,774	$334,403	$0	$1,669,721
McCaughan	$0	$0	$508,093	$0	$2,615,000
Valdés	$50,348	$37,761	$13,921	$0	$146,966

(1)
The amounts shown as "Executive Contributions" have either been included in the Salary column of the Summary Compensation Table on page 46 or represent annual incentive payment deferrals earned in 2012 and credited to the Named Executive Officers' accounts during 2013.
(2)
The amounts shown as "Principal Life Contributions" are included in the "All Other Compensation Column" of the Summary Compensation table on page 46.

(3)
The end of year 2013 aggregate balances includes the following deferrals and matching contributions from years prior to 2012:

Named Executive Officer	Employee Deferral Prior to 1/1/2013	Principal Life Match Prior to 1/1/2013	Total
Zimpleman	$1,615,952	$411,034	$2,026,986
Lillis	$181,386	$86,059	$267,445
Houston	$553,582	$334,017	$887,599
McCaughan	$998,343	$581,568	$1,579,911
Valdés	$24,561	$18,421	$42,982

Qualified 401(k) Plan and Excess Plan

Plan Feature	Qualified 401(k) Plan	Excess Plan
Deferrals	1 – 15% of base salary and up to 100% of annual incentive compensation awards (1 – 100% of base pay if not contributing to the Excess Plan) up to the limits imposed by the Tax Code.	1 – 15% of base salary and up to 100% of annual incentive compensation awards.
Investment Options	There are 20 investment options and investment and investment return is based on the participant's investment direction.	The investment options are listed on page 55 and investment return is based on the participant's investment direction.
Distributions	Allowed at various times including termination, death and disability.	Allowed at various times including termination, death, specified date, change of control, unforeseen emergency and mandatory payment at age 65.
Vesting	3 year cliff	Immediate

              The following are the investment options available to all participants in the Excess Plan:

Investment Option	1 Year Rate Of Return (12/31/2013)
Principal Equity Income Institutional Fund	27.21%
Principal LargeCap Value Institutional Fund	31.21%
Principal LargeCap S&P 500 Index Institutional Fund	32.06%
Principal LargeCap Growth Institutional Fund	34.11%
Principal LargeCap Growth I Institutional Fund	36.68%
Principal MidCap Institutional Fund	33.60%
Principal MidCap Growth III Institutional Fund	35.62%
Principal SmallCap Value II Institutional Fund	39.20%
Principal SmallCap S&P 600 Index Institutional Fund	40.90%
Principal Small Cap Growth I Institutional Fund	43.00%
Principal Real Estate Securities Institutional Fund	4.05%
Principal International Emerging Markets Institutional Fund	-4.60%
Principal Diversified International Institutional Fund	18.73%
Principal LifeTime Strategic Income Institutional Fund	5.39%
Principal LifeTime 2010 Institutional Fund	10.93%
Principal LifeTime 2020 Institutional Fund	15.90%
Principal LifeTime 2030 Institutional Fund	19.26%
Principal LifeTime 2040 Institutional Fund	22.36%
Principal LifeTime 2050 Institutional Fund	23.81%
Principal Money Market Institutional Fund	0%
Principal Bond & Mortgage Securities Institutional Fund	-1.03%
Principal Inflation Protection Institutional Fund	-8.37%
Principal Government & High Quality Bond Institutional Fund	-1.49%
Principal Financial Group, Inc. Employer Stock Fund	76.33%

PAYMENTS UPON TERMINATION

Employment Agreement

              The Company has an employment agreement dated May 1, 2008, with Mr. Zimpleman for his service as the Company's CEO with an initial term through May 1, 2011, and the term of the agreement automatically extends to create a new one year term unless either party provides notice of an intention not to extend the agreement. Mr. Zimpleman is entitled to benefits, including a lump sum severance payment equal to two times the sum of his annual base salary and target annual bonus, if his employment involuntarily terminates under certain circumstances other than upon a Change of Control. The severance provisions were based on market practice and did not affect the decisions made regarding other components of his compensation.

Severance Plans

              Messrs. Houston, Lillis and Valdés are eligible for severance under the Company's severance plan if they are terminated as a result of layoffs, position elimination or similar reasons. Executives do not receive severance benefits if they take a comparable job with Principal Life, fail to sign a release of claims against Principal Life, and/or other specified reasons. The benefit payable under the severance plan is the greater of one week of base salary for each year of service with Principal Life or two weeks of base salary for each $10,000 of annual base salary (rounded to the nearest $10,000). The severance plan has a minimum benefit of six weeks and a maximum benefit of 52 weeks of base pay, and also provides for three months of reimbursement of premium for continuation of medical, dental and vision insurance under the Retiree plan if the Executive is eligible to retire or COBRA if the Executive is not eligible to retire. In circumstances in which the severance plan does not apply, the Human Resources Committee would determine whether any severance benefits would be paid to Messrs. Houston, Lillis and Valdés.

              An agreement made with Mr. McCaughan when he was hired provides that if he is terminated without "Cause", as that term is defined in the Change of Control Employment Agreements (see below), he will be paid (i) one year's base compensation and one year's annual bonus at target, and (ii) all other accrued entitlements, in accordance with the terms of the relevant plan.

              The following table illustrates the severance or contractual benefits that the Named Executive Officers would have received had they qualified for such benefits on December 31, 2013.

Named Executive Officer	Severance	Outplacement Services	COBRA Reimbursement	Total
Zimpleman	$5,087,500	$10,000	$0	$5,097,500
Lillis	$500,000	$10,500	$1,758	$512,258
Houston	$572,000	$10,500	$4,803	$587,303
McCaughan	$2,460,000	$0	$0	$2,460,000
Valdés	$546,000	$10,500	$4,653	$561,153

Change of Control Employment Agreements

              The Company has Change of Control Employment Agreements with each of the Named Executive Officers. These Agreements have a term of two years and will automatically renew for successive one year periods unless the Company provides a notice electing not to extend the term. If during the term of these agreements a "Pre-Change of Control Event" or a "Change of Control" occurs, the term of the agreements will extend until the second anniversary of a Change of Control. These agreements provide that if payments upon termination of employment related to a Change of Control would be subjected to the excise tax imposed by Section 4999 of the Code, and if reducing the amount of the payments would result in greater benefits to the

Named Executive Officer (after taking into consideration the payment of all income and excise taxes that would be owed as a result of the Change of Control payments), the Company will reduce the Change of Control payments by the amount necessary to maximize the benefits received, determined on an after tax basis.

              The severance and other benefits provided under these agreements will be available to Named Executive Officers upon a Change of Control if their employment is terminated following or in connection with a Pre-Change of Control Event, or if any third party ends or adversely changes the terms and conditions of their employment. For a termination prior to a Change of Control, such termination or change in employment is deemed to have occurred immediately following the date on which a Change of Control occurs, rather than at the time the termination or change in employment actually occurs.

              Under these Agreements, a "Pre-Change of Control Event" means:

  •
  An offer that would result in a third party owning 40% or more of the Company's voting securities;
  •
  A proxy solicitation or contest for the election of one or more members of the Company's Board; or
  •
  An agreement that would result in a Change of Control.

              Under these Agreements, a Change of Control means:

  •
  Any person becoming an owner of 40% or more of the Company's Common Stock;
  •
  Directors on the Board on the date of the Agreements (or those thereafter nominated for election, or elected to replace such Directors by certain incumbent Directors) are no longer a majority of the Board;
  •
  A merger, reorganization, consolidation or similar transaction in which the shareholders of the Company do not continue to own more than 60% of the voting securities of the surviving corporation or its ultimate parent corporation; or
  •
  Approval by the shareholders of the Company of a sale of its assets or a plan of liquidation.

              These Agreements also provide:

  •
  That the Named Executive Officers receive specified salary, annual incentive compensation and benefits for two years following a Change of Control if their employment continues after the Change of Control;
  •
  That if the successor to the Company agrees to issue equity to replace the equity awards they received from the Company, the outstanding equity awards will continue or will become equity related to the common stock of the successor company ("Successor"). Any outstanding performance based equity awards will be converted into time vesting restricted stock or RSUs for Company stock (or the stock of the Successor). If the Successor does not or cannot agree to such substitution, then any such awards that are not converted will become fully vested, exercisable and/or distributable upon the Change of Control. In addition, the Agreements and equity award agreements specify that the Human Resources Committee (as made up immediately prior to the Change of Control) determines whether awards will be settled in cash;
  •
  For severance and other benefits if their employment is terminated without "Cause" or by the Named Executive Officer voluntarily for "Good Reason." Termination without cause or by the Named Executive Officer for good reason is referred to as a "qualifying termination;" and
  •
  That they will vest in all benefits previously accrued under the NQDB and Excess Plans, and these benefits will be paid in accordance with these plans.

              The benefits received upon a Change of Control without termination of employment include the current vested account balance in the Excess Plan and the current vested benefit in the NQDB, according to change of control distribution elections on file for these plans.

              For purposes of the Agreements, "Good Reason" means negative changes in the terms and conditions of the Named Executive Officer's employment, consisting of:

  •
  Failure to pay base salary;
  •
  Failure to pay the annual bonus or a reduction in annual bonus opportunity;
  •
  Material adverse change in position, authority or duties;

  •
  Material reduction in the aggregate compensation and benefits;
  •
  Relocation to any office or location more than 50 miles from where the Named Executive Officer worked immediately before the Change of Control;
  •
  Any material breach of the Change of Control Employment Agreement;
  •
  Any purported termination the Company claims is for Cause, but fails to satisfy the requirements for a Cause termination; or
  •
  The failure of the successor to be bound by the Agreements.

              "Cause" means any one or more of the following:

  •
  Commission of certain crimes;
  •
  Misconduct or habitual neglect of duties; or
  •
  Willful or intentional breach of the Change of Control Agreement.

              The benefits to be paid or provided under the Agreements if termination occurs for Good Reason or without Cause consist of:

  •
  Lump sum severance benefits equal to two times the sum of the annual base salary and target annual bonus;
  •
  Immediate vesting of all stock options, stock appreciation rights, shares of restricted stock, PSAs, PSUs, performance units, RSUs and deferred stock units;
  •
  A prorated annual bonus for the year of termination minus the amount paid for the bonus at the time of the Change of Control; and
  •
  The reimbursement for legal fees and other related expenses to enforce the Agreements.

              In addition, until the third anniversary of the date of the Named Executive Officer's termination, he and his eligible family members will receive medical, prescription drug, dental, vision, group term life insurance, and accidental death and dismemberment coverages comparable to those received by executives whose employment continues.

              Pursuant to these Agreements, Mr. Zimpleman has agreed that for 18 months, and the other Named Executive Officers for one year, following a termination of employment that results in the Named Executive Officer receiving the severance benefits described above, he will not work for a competing business, solicit employees or customers, or interfere with the relationships of the Company, its affiliates and subsidiaries with their employees or customers.

Potential Payments Upon Termination Related to a Change of Control

              The following table describes the potential payments upon involuntary termination without Cause or voluntary termination for Good Reason following a Change of Control. The calculations provided in the table assume:

  •
  termination occurred on December 31, 2013;
  •
  per share price of the Company's Common Stock was $49.31, the closing price as of December 31, 2013, the last trading day of the year.

Named Executive Officer	Cash Severance (1)	Spread on Previously Unvested Options	Value of Previously Unvested Restricted Stock & Performance Shares (2)	Benefits Continuation (3)	Accelerated Pension Benefit (4)	Total Termination Benefits (before taxes)
Zimpleman	$5,087,500	$6,914,539	$8,252,230	$46,172	$0	$20,300,441
Lillis	$2,000,000	$2,051,960	$2,469,788	$25,200	$0	$6,546,948
Houston	$2,574,000	$3,114,602	$3,715,850	$59,704	$0	$9,464,156
McCaughan	$4,920,000	$2,936,429	$3,489,072	$53,175	$0	$11,398,676
Valdés	$1,911,000	$1,698,415	$2,048,903	$59,704	$0	$5,718,022

(1)
Cash severance equals two times the sum of base salary and target annual bonus. In addition, the Named Executive Officers would be entitled to a pro rata bonus for the year of termination.
(2)
Equals the full value of unvested restricted shares and unearned performance shares as of December 31, 2013, where vesting would be accelerated, at a stock price of $49.31. Performance shares granted in 2012 and 2013 are valued at target, based on our performance to date as of December 31, 2013.
(3)
Includes the estimated cost of continued medical, dental, vision, and life insurance coverage for three years after the Named Executive Officer's termination and outplacement services, except for Mr. Lillis, who would have received these benefits for two years. Mr. Lillis's benefits increased to three years in 2014 with his promotion to Executive Vice President.
(4)
Represents the lump sum present value of the accelerated vesting of unvested retirement benefits.

PROPOSAL THREE – APPROVAL OF THE PRINCIPAL FINANCIAL GROUP, INC. 2014 STOCK INCENTIVE PLAN

              The Board of Directors recommends that shareholders vote "for" approval of the Principal Financial Group, Inc. 2014 Stock Incentive Plan.

              The Company's 2010 Stock Incentive Plan was approved by shareholders at the 2010 Annual Meeting. The 2014 Stock Incentive Plan is substantially similar to the 2010 Stock Incentive Plan. Pursuant to this Proposal, shareholders are being asked to authorize for issuance an additional 7,800,000 shares of our common stock for the grant of awards under the 2014 Stock Incentive Plan.

Summary of the Stock Incentive Plan

              The following summary of the 2014 Stock Incentive Plan is qualified in its entirety by reference to the complete text of the plan, which is attached to this proxy statement as Appendix A.

Shares Available for Issuance

              Subject to adjustment upon the occurrence of certain events described below, a maximum of 7,800,000 shares, plus the number of shares remaining available for issuance under the 2010 Stock Incentive Plan at the date the 2014 Stock Incentive Plan is approved by shareholders, may be issued under the 2014 Stock Incentive Plan. Authorized but unissued shares or treasury shares may be used to satisfy awards under the 2014 Stock Incentive Plan. Shares subject to awards granted under the 2010 Stock Incentive Plan or the 2014 Stock Incentive Plan that lapse, are forfeited, or cancelled, or are settled without the issuance of stock, after the effective date of the 2014 Stock Incentive Plan, will be available for awards under the Plan. This includes shares that are withheld from an award to satisfy the employee's tax obligations. Additionally, shares owned by participants that are delivered to pay all or a portion of the exercise price of any award or to satisfy the employee's tax obligations in respect of awards under either of these plans, and shares that are purchased by the Company using cash proceeds received in connection with the exercise of an option, will increase the number of shares available for awards under the 2014 Stock Incentive Plan.

              In the event of any stock dividend, stock split, recapitalization, extraordinary dividend, merger, consolidation, combination, spin off, distribution of assets to shareholders (other than ordinary cash dividends), exchange of shares or other similar corporate event that affects the shares, the Human Resources Committee shall make such equitable adjustments as it shall determine to be appropriate to the number and kind of shares which thereafter may be awarded or optioned under the 2014 Stock Incentive Plan, the number and kind of shares subject to outstanding options and awards, the respective grant or exercise prices and the individual award limits otherwise applicable with respect to certain awards under the Plan and summarized below.

              If, pursuant to the agreements governing the acquisition of a business by the Company or one of its subsidiaries, the Company grants substitution options or other equity based awards to employees or service providers of the acquired business, the shares subject to such substitute awards shall neither count against the number of shares available for issuance under the 2014 Stock Incentive Plan nor be added to the number of awards issuable pursuant to the 2014 Stock Incentive Plan. In addition, the generally applicable provisions of the Plan (such as the limitations that an option must have an exercise price at least equal to the stock's fair market value on the date of grant that would limit the Company's ability to grant such substitute awards (which may have already become in the money) will not apply with respect to such substitute grants.

Administration

              The 2014 Stock Incentive Plan will be administered by the Human Resources Committee. The Human Resources Committee will have the sole and complete authority to establish, amend, and rescind rules and regulations relating to the 2014 Stock Incentive Plan, provide for conditions deemed necessary or advisable to protect the interests of the Company, construe the terms of any award or any document evidencing the grant of an award and make all other determinations necessary and advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes. Subject to the express terms of the 2014 Stock Incentive Plan, the Human Resources Committee has discretion as to the specific terms and conditions of each award and any rules applicable thereto, including but not limited to the effect thereon of the death, retirement or other termination of employment of the participant.

              The Human Resources Committee may delegate to one or more officers of the Company the power to grant awards to participants whose title is below the level of Senior Vice President. However, only the Human Resources Committee or the Board may grant awards to Executive Officers or exercise other discretion under the 2014 Stock Incentive Plan with respect to awards granted to Executive Officers. The Human Resources Committee may also appoint agents (who may be officers or employees of the Company) to assist in the administration of the 2014 Stock Incentive Plan and may grant authority to such persons to execute agreements or other documents on its behalf.

              The Human Resources Committee may condition the grant of any award upon the recipient agreeing to conditions or covenants in favor of the Company and/or one or more of its subsidiaries that might have effect following the termination of the recipient's employment and after the shares of Common Stock subject to the award have been transferred to the participant. These conditions and covenants may include restrictions on the ability to transfer the underlying shares of Common Stock, or covenants not to compete, not to solicit employees and customers, and not to disclose confidential information. The Human Resources Committee may also require that, after an option or other award has been exercised, the recipient disgorge any profit, gain or other benefit received from the award if the participant breaches any of these commitments.

              The Human Resources Committee may make grants to any employee of the Company or any of the Company's subsidiaries, and to any natural person who provides services to the Company or a subsidiary, including as an agent. However, during any three year period, no individual may be granted options or stock appreciation rights (with tandem options and stock appreciation rights being counted only once with respect to this limit) in respect of more than 3,000,000 shares. During any 12 month period, no individual may be granted restricted stock, restricted stock units, performance shares and/or other stock based awards that are intended to comply with the performance based exception under Code Section 162(m) and are denominated in shares in respect of more than 250,000 shares when measured upon achievement of the performance objectives at targeted levels of performance. For performance above target, up to twice such number of shares may be payable. These limits are subject to adjustments in connection with a change in capitalization as described in "Shares Available for Issuance". The maximum dollar value payable to any individual with respect to performance units and/or other stock based awards granted in any 12 month period that are valued with reference to cash property other than shares is $10 million. Awards may not be assigned or transferred, except by will or the laws of descent and distribution, pursuant to a qualified domestic relations order, to the participant's immediate family and to other permitted transferees under rules established by the Human Resources Committee.

Stock Options and Stock Appreciation Rights

              The Human Resources Committee may grant nonqualified stock options to officers, employees and agents and may grant stock options qualifying as incentive stock options under the Internal Revenue Code to officers and employees. The maximum number of shares issuable pursuant to incentive stock options that may be awarded under the 2014 Stock Incentive Plan is 7,8000,000 and no incentive stock options may be granted after the tenth anniversary of the effective date of the 2014 Stock Incentive Plan. The exercise price per share of Common Stock subject to either a nonqualified stock option or an incentive stock option will be not less than 100% of the fair market value, as defined in the 2014 Stock Incentive Plan, of such share on the date of grant. Further, the Human Resources Committee is not permitted to subsequently reduce the exercise price or otherwise reprice outstanding options without shareholder approval, except for adjustments in connection with a change in capitalization as described in "Shares Available for Issuance". The Human Resources Committee has discretion as to the terms and conditions upon which options will be exercisable, including the exercise schedule, but under no circumstances may an option have a term exceeding ten years from the date of grant.

              An option holder may satisfy the exercise price in cash or by exchanging shares owned by the optionee, or by a combination thereof, or by any other procedure permitted by the Human Resources Committee. Additionally, to the extent permitted by the Human Resources Committee at or after the time of grant, an option holder may also "net exercise" an option. Pursuant to a net exercise the option holder is not required to pay the exercise price of the portion of the option being exercised. Instead, the Company will issue to the person exercising the option the number of shares that would be issued "net" of the exercise price. This means that such person will receive the greatest number of whole shares of Common Stock having a value equal to the excess of the then fair market value of the number of shares for which the option is being exercised over the exercise price of such options.

              In the event an employee terminates service by reason of disability or death, all options, whether or not then exercisable, will become immediately exercisable and will generally remain exercisable for a period of three years or for such shorter period as the Human Resources Committee shall determine at the time of grant. In the event an employee terminates service by reason of a normal or approved early retirement, all of the employee's options granted prior to the year of retirement and a prorated number of options granted in the year of retirement, determined based on the portion of the year of retirement that the participant was employed, will become immediately exercisable and will remain exercisable for the original term of the option, or for such shorter period as the Human Resources Committee shall determine at the time of grant. In the event an employee's service terminates for cause or by resignation other than in the circumstances addressed above, he or she will forfeit all of his or her outstanding options, whether or not then exercisable. In general, in the event an employee terminates service for any reason other than those listed above, all options then held by the employee that are then exercisable will remain exercisable for a period of 90 days. In no event may any option be exercisable after its stated maximum term, regardless if the above described rules might otherwise permit a longer period to exercise an option.

              The Human Resources Committee may permit participants to defer amounts payable upon exercise of options upon the terms and conditions the Human Resources Committee establishes from time to time. In deciding whether and on what terms to permit any such deferral, the Human Resources Committee will take into account the tax laws pertaining to deferred compensation.

              The Human Resources Committee may also grant Stock Appreciation Rights ("SARs") to employees, officers and agents that can either be freestanding awards or awards that are related to a stock option in such a way that the exercise of either the SAR or the stock option will cause the cancellation of the other award. The terms and conditions applicable with respect to any grant of a SAR will be substantially the same as applies to the grant of a stock option. This means that the vesting of a SAR, and the time that a recipient of a SAR will have to exercise the SAR after termination of his or her service to the Company or a subsidiary, will be substantially the same as applies to a stock option.

Restricted Stock or Units

              The Human Resources Committee also has the right to grant awards of restricted stock to employees, officers and agents at such times and for such number of shares of Common Stock and subject to such terms and conditions of such awards, including the establishment of performance goals for the grant of such awards based on one or more of the performance criteria described below for performance shares and units as the Human Resources Committee may determine. The Human Resources Committee may elect to grant any such person restricted stock units, which are contractual rights to receive shares of Common Stock or cash in an amount equal to the value of a specified number of shares of Common Stock in the future after the satisfaction of specified vesting conditions, that is the economic equivalent of an award of restricted stock. Any such award of restricted stock units shall be made on substantially the same terms as an award of restricted stock.

              The Human Resources Committee will determine the terms and conditions applicable to a grant of restricted shares or restricted stock units. Shares of restricted stock may not be sold, assigned, transferred, pledged, or otherwise encumbered until the restrictions have lapsed. Certain limitations on the Committee's discretion in setting the vesting terms with regard to awards of restricted stock and restricted stock units, as well as performance shares, performance units and other stock based awards, that were included in the 2010 Stock Incentive Plan have been eliminated to provide the Committee maximum flexibility to determine the appropriate terms as they deem warranted by the circumstances then prevailing. Any shares of restricted stock or restricted stock units held by an employee, officer or agent whose service terminates due to normal or approved early retirement will generally vest at the time such shares or units would have vested had such participant's service continued. A prorated number of shares or units granted in the year of retirement, determined based on the portion of the year of retirement the participant was employed, will vest at the time such shares or units would have vested had such participant's service continued.

              Unless the Human Resources Committee otherwise specifies at the time of grant, any shares of restricted stock or restricted stock units held by an employee, officer or agent whose service terminates due to his or her death or disability will vest at the time of such termination. Upon any other termination, any shares of restricted stock or restricted stock units that have not previously vested will be forfeited unless the Human Resources Committee otherwise determines. The Human Resources Committee may permit participants who receive restricted stock or restricted stock units to defer receipt of such awards upon the terms and conditions the Human Resources Committee establishes from time to time.

              Subject to the forfeiture and transfer restrictions applicable to the award, a participant will have all of the rights of a shareholder in respect of any award of restricted stock, including the right to vote such shares and receive dividends thereon and other distributions. However, if any dividends or distributions are paid in shares of Common Stock, the shares received as a dividend or distribution will be subject to the same forfeiture restrictions and restrictions on transferability as apply to the restricted stock with respect to which they were paid. The Human Resources Committee shall determine whether, and to what extent, a participant shall be entitled to receive the payment of dividend equivalents in respect of the number of shares of Common Stock underlying a grant of restricted stock units. Any shares credited in respect of any dividend equivalents will become vested and nonforfeitable upon the same terms and conditions applicable to the shares underlying the restricted stock units in respect of which they are payable, unless the Committee shall determine otherwise with respect to any Award that will become earned and vested solely upon the passage of time and the continued performance of services.

Performance Shares or Units

              The Human Resources Committee may grant officers, employees and agents awards of performance shares or performance units, which awards will become earned and payable based on the achievement of performance goals, as established by the Human Resources Committee, during the applicable performance cycle. The 2014 Stock Incentive Plan permits the Human Resources Committee to establish performance goals based on either the total return to shareholders (whether in absolute terms or relative to performance at other companies or a published index) or upon the attainment of one or more of the following goals: stock price, operating earnings, operating income (before or after taxes), operating margin, gross margin, net earnings, return on equity, income, market share, combined ratio, level of expenses, growth in revenue, earnings before interest, taxes, depreciation and amortization (EBITDA), earnings before interest and taxes (EBIT), cash flow (including operating cash flow and free cash flow), cash flow per share (before or after dividends), earnings per share, book value per share, return on revenue, return on invested capital, return on assets, cash flow return on investment, cash flow return on capital, economic value added, improvements in or attainment of working capital levels and debt reduction, in each case either in absolute terms or relative to the performance of one or more similarly situated companies or a published index covering the performance of a number of companies. In the case of persons who are not Executive Officers of the Company, the Human Resources Committee has discretion to establish other performance criteria. The Human Resources Committee also has the discretion to condition payment of amounts in respect of performance shares and performance units on such additional factors as it shall determine on the grant date.

              The Human Resources Committee will determine the value of each performance share and unit, the number of such shares and units for each performance cycle, the duration of each performance cycle and the number of performance shares and units that have been earned based on performance relative to the performance goals discussed above, but subject to the maximum award limits outlined above. Performance shares and units may also be deemed earned upon the occurrence of certain events, such as a change in control. Unless the Human Resources Committee otherwise determines, performance shares and units for in progress performance cycles will be forfeited and terminated if a participant's employment terminates, except that, unless the Human Resources Committee otherwise determines, if a participant's employment terminates due to death, disability or normal or early approved retirement, the participant or the participant's representative will receive all (or, in the event of a termination of employment due to death, disability or normal or approved early retirement during the first year of the performance period, a pro-rated portion) of the performance shares and units for the performance cycle that would have been earned had the participant continued employment for the full period.

              The Human Resources Committee may provide on the grant date that, depending on actual performance measured against the stated performance goals, the amount payable in respect of performance shares will be a multiple of up to two times the number of performance shares if actual performance exceeds targeted levels. Payment of earned performance share and unit awards may, at the discretion of the Human Resources Committee, be distributed in the form of cash, shares of Common Stock or a combination thereof. Except to the extent that the exercise of (or the ability to exercise) such discretion in the case of awards to Executive Officers intended to be other performance based compensation under Section 162(m)(4) of the Internal Revenue Code would cause them to fail to satisfy that requirement, the Committee may also adjust the performance criteria for any performance period as it deems equitable in recognition of unusual or non recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

              The Human Resources Committee shall determine whether, and to what extent, a participant shall be entitled to receive the payment of dividend equivalents in respect of the performance shares. Any shares credited in respect of any dividend equivalents will become vested and nonforfeitable upon the same terms and conditions (including achievement of the applicable performance conditions) applicable to the shares underlying the performance shares in respect of which they are payable.

Other Stock Based Awards

              The Human Resources Committee may also grant to employees, officers and agents other stock based awards including, but not limited to, grants of stock and offers to purchase Common Stock. Such awards shall be granted on such terms and conditions as the Human Resources Committee shall determine. The Human Resources Committee may, for example, use this authority under the 2014 Stock Incentive Plan to issue stock in satisfaction of the obligations of the Company and its subsidiaries under other compensatory plans or programs, such as pursuant to an annual bonus plan or deferred compensation program.

Change of Control

              Except as provided below, if the Company experiences a "change of control" (as defined in the 2014 Stock Incentive Plan), each option and SAR and each award of restricted stock, each restricted stock unit grant and each other stock based award will be treated as fully vested and will no longer be subject to forfeiture and transfer restrictions. Additionally, all outstanding performance shares and performance units will be deemed earned and be immediately payable, at the level of performance specified in the award agreement for each such award, regardless of the portion of the applicable performance period that will have elapsed prior to the date of such change of control. The Human Resources Committee may, in its discretion, provide that in connection with a change of control each option and SAR will be cancelled in exchange for an amount equal to the excess, if any, of the price paid in the change of control transaction over the exercise price or base value of such award.

              For purposes of the 2014 Stock Incentive Plan, "change of control" includes any one or more of the following events:

  •
  an acquisition of 40% or more of shares of Common Stock by a person other than the Company, its subsidiaries or its employee benefit plans;

  •
  a change in the composition of the Board such that the directors then serving who were members of the Board as of the date two years prior to such change (incumbent directors) cease for any reason (other than as the result of a merger of equals as defined in the 2014 Stock Incentive Plan) to constitute at least a majority of the Board, provided that, for this purpose, any subsequently appointed or elected member of the Board whose election or nomination for election was not in connection with a proxy contest or reorganization transaction (as defined in the 2014 Stock Incentive Plan) and was approved by a vote or written consent of at least a majority of the incumbent directors shall be counted as an incumbent director;

  •
  the consummation of a merger, reorganization, consolidation or similar transaction other than a merger of equals (as defined in the 2014 Stock Incentive Plan) or a transaction immediately following which the shareholders of the Company continue to own more than 60% of the voting securities of the surviving corporation or its ultimate parent corporation; or

  •
  the consummation of a plan or agreement that has been approved by the shareholders of the Company for the sale or other disposition of all or substantially all of its consolidated assets or a plan of liquidation.

              However, in the event that a "change of control" occurs that does not constitute a change of control within the meaning of Section 409A of the Internal Revenue Code, no payment or distribution will be made in respect of an outstanding award if such payment or distribution would result in the imposition of an additional tax on the recipient, though other modifications triggered by the change in control (including accelerated vesting) will still apply. In such an event, the participant will receive the value of such an award, as determined by the Human Resources Committee prior to the change in control, on the day after the six month anniversary of the participant's termination of employment or, if earlier, upon (i) the date that such award would have vested due to the passage of time, (ii) the last day of the performance period or (iii) if the award is vested at the time of the change of control, the date on which the award would have expired in accordance with its terms, as applicable.

              Notwithstanding the foregoing, (i) there will be no acceleration of the vesting, or lapsing of restrictions, of any options, SARs, restricted stock, restricted stock units, or other stock based awards, (ii) performance shares and performance units will not be deemed earned, and (iii) there will be no payment made in respect of such awards by reason of the change of control if the Human Resources Committee (as constituted before the change in control) determines that each of the following conditions are satisfied:

  •
  such awards will be honored or assumed by the participant's new employer or one of its affiliated companies;

  •
  the honored or assumed awards will have substantially equivalent economic value, at the time of the change in control, to the awards in respect of Common Stock provided that, if determined by the Committee, performance share and performance unit awards may be converted into awards that vest and become payable solely upon the continued performance of services and in respect of the amount or number of shares that would have been payable based upon performance through the date of the Change in Control or other measure of performance specified in the participant's applicable award agreement;

  •
  the honored or assumed awards will relate to securities that are publicly traded on an established United States securities market;

  •
  the terms and conditions (such as vesting and exercisability) of the honored or assumed awards are at least equal to or better than the terms of the awards related to Common Stock; and

  •
  the honored or assumed awards must provide that, upon the involuntary termination or certain specified types of constructive termination of the award recipient's employment, the awards will be deemed vested or exercisable, as the case may be.

Term of the 2014 Stock Incentive Plan and Amendments

              No award may be granted under the 2014 Stock Incentive Plan after the tenth anniversary of the date, if any, that the plan is approved by shareholders. The 2014 Stock Incentive Plan may be amended or terminated at any time by the Board, except that no amendment may adversely affect existing awards. In addition, none of the following amendments may be made without shareholder approval: (i) an increase in the number of shares available for issuance under the plan; (ii) lowering the exercise price of an option or SAR after it is granted, canceling an option or SAR when the exercise price exceeds the fair market value of a share of Common Stock in exchange for cash or another award (other than in connection with a change of control), or taking any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed; (iii) an extension of the maximum term for options or SARs granted under the plan or (iv) any other amendment for which shareholder approval is otherwise necessary to comply with any tax or regulatory requirement, including any approval requirement which is imposed by the rules of the New York Stock Exchange, that the Human Resources Committee determines to be applicable.

Description of Federal Income Tax Consequences under the 2014 Stock Incentive Plan

              The following discussion summarizes the federal income tax consequences of the 2014 Stock Incentive Plan based on current provisions of the Internal Revenue Code, which are subject to change. The summary does not cover any foreign, state or local tax consequences of participation in the 2014 Stock Incentive Plan.

Nonqualified Options and SARs

              No income is recognized upon the grant of a nonqualified stock option. When an optionee exercises a nonqualified option, the excess of the fair market value of the shares on the date of exercise over the exercise price will be ordinary income to the optionee and will be allowed as a deduction for federal income tax purposes to the Company (or the unconsolidated subsidiary or affiliate employing the participant).

              When an optionee disposes of shares acquired by the exercise of the nonqualified option, he or she will recognize long or short term capital gain (loss), depending upon the holding period of the shares. If pursuant to the authority of the Human Resources Committee an optionee transfers an option by gift, the optionee will still have ordinary income upon the exercise of the option by the transferee equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The transfer of an option by gift may also result in a gift tax liability to the optionee depending on the fair market value of the option at the time of such transfer. If the option is exercisable at the time of the transfer, the gift will occur at the time of transfer. The Internal Revenue Service has ruled that if the option is not exercisable at the time of transfer, the gift will be deemed to occur on the date the option becomes exercisable.

              No income is generally recognized upon the grant of a SAR that is to be settled in stock. Except as described below, upon exercise, the grantee of the SAR will generally recognize taxable ordinary income in an amount equal to the amount of cash and fair market value of any shares of Common Stock received upon such exercise.

Incentive Stock Options

              No income is recognized upon the grant of an incentive stock option. When an optionee exercises an incentive stock option while employed by the Company or a subsidiary or within the three month (one year for disability) period after termination of employment by reason of retirement or death, no ordinary income will be recognized by the optionee at that time but the excess (if any) of the fair market value of the shares acquired upon such exercise over the exercise price will be an adjustment to taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of prior to the expiration of one year after the date of transfer and two years after the date of grant of the option, the excess (if any) of the sales proceeds over the aggregate exercise price of such shares will be long term capital gain. The Company will not be entitled to any tax deduction with respect to the amount treated as long term capital gain, and neither will any unconsolidated subsidiary or affiliate employing the participant. If the shares are disposed of prior to the expiration of such periods (a "disqualifying disposition"), the excess of the fair market value of such shares at the time of exercise over the aggregate exercise price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if realized, would be recognized) will be ordinary income at the time of such disqualifying disposition and the Company (or the unconsolidated subsidiary or affiliate employing the participant) will be entitled to a federal tax deduction in a like amount. If an incentive stock option is exercised by the optionee more than three months (one year for disability) after termination of employment, the tax consequences are the same as described above for nonqualified options.

Restricted stock

              Unless a participant makes the election described below, a grant of restricted stock will not result in taxable income to the participant or a deduction for the Company (or the unconsolidated subsidiary or affiliate employing the participant) in the year of grant. The value of such restricted stock will be taxable to a participant as ordinary income in the year in which the restrictions lapse. Alternatively, a participant may elect to treat as income in the year of grant the fair market value of the restricted stock on the date of grant, provided the participant makes the election within 30 days after the date of such grant. If such an election were made, the participant would not be allowed to deduct at a later date the amount included as taxable income if the participant should forfeit the shares of restricted stock. The amount of ordinary income recognized by a participant is deductible by the Company (or the unconsolidated subsidiary or affiliate employing the participant) in the year such income is recognized by the participant. If the election described above is not made, then prior to the lapse of restrictions, dividends paid on the shares subject to such restrictions will be taxable to the participant as additional compensation in the year received, and the Company (or the unconsolidated subsidiary or affiliate employing the participant) will be allowed a corresponding deduction.

Performance shares

              When payment is made to a participant in respect of earned performance shares granted under the 2014 Stock Incentive Plan, the participant will have taxable ordinary income in an amount equal to the amount of cash and the fair market value of any shares of Common Stock that such participant receives in payment on such award. The Company will receive a federal income tax deduction in an amount equal to the amount paid to the participant unless the amount is paid by a subsidiary or affiliate that is not part of the Company's consolidated federal return, in which case the subsidiary or affiliate, as the case may be, will receive the deduction.

Performance Units and Restricted Stock Units

              Generally, when a participant receives payment with respect to earned performance units or restricted stock units granted under the 2014 Stock Incentive Plan, the amount of cash and the fair market value of the shares received will be ordinary income to such participant, and the Company (or the unconsolidated subsidiary or affiliate employing the participant) will be allowed a corresponding deduction for federal income tax purposes.

Equity Compensation Plan Information

              In general, we currently have three compensation plans under which our equity securities are authorized for issuance to employees or directors (not including our tax qualified pension plans): the Principal Financial Group, Inc. 2010 Stock Incentive Plan, the Principal Financial Group, Inc. Employee Stock Purchase Plan and the Principal Financial Group, Inc. 2005 Directors Stock Plan. The following table shows the number of shares of Common Stock issuable upon exercise of options outstanding at December 31, 2013, the weighted average exercise price of those options and the number of shares of Common Stock remaining available for future issuance at December 31, 2013, excluding shares issuable upon exercise of outstanding options. In addition, footnote (5) below provides updated equity plan information as of March 1, 2014.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by our stockholders(1)	14,303,948(2)	$41.37(3)	11,781,992(4)
Equity compensation plans not approved by our stockholders	-0-	n/a	-0-

(1)
The Principal Financial Group, Inc. Employee Stock Purchase Plan, the Principal Financial Group, Inc. Stock Incentive Plan, the Principal Financial Group Long Term Performance Plan and the Principal Financial Group, Inc. Directors Stock Plan were each approved by our sole stockholder, Principal Mutual Holding Company, prior to our initial public offering of Common Stock on October 22, 2001. Subsequently, the Principal Financial Group, Inc. 2010 Stock Incentive Plan and the Principal Financial Group, Inc. 2005 Directors Stock Plan were each approved by our stockholders on May 17, 2010, and an amendment to the Principal Financial Group, Inc. Employee Stock Purchase Plan to increase the number of shares available for issuance under the plan was approved on May 19, 2009.
(2)
Includes 9,621,663 options outstanding under the employee stock incentive plans, 3,770 options outstanding under the directors stock plans, 1,089,053 performance shares under the employee stock incentive plans, 3,288,175 restricted stock units under the employee stock incentive plans, 255,448 restricted stock units under the directors stock plans and 45,839 other stock based awards under the Directors 2005 Stock Plan for obligations under the Deferred Compensation Plan for Non Employee Directors of Principal Financial Group, Inc.
(3)
The weighted average exercise price relates only to outstanding stock options, not to outstanding performance shares, restricted stock units, units deferred in shares of Common Stock under the Long Term Performance Plan, or other stock based awards.
(4)
This number includes 5,243,208shares remaining for issuance under the Employee Stock Purchase Plan, 6,376,411 shares available for issuance in respect of future awards of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other stock based awards under the 2010 Stock Incentive Plan and 162,373 shares available for issuance in respect of future awards of stock options, restricted stock, restricted stock units and other stock based awards under the 2005 Directors Stock Plan.
(5)
The equity plan information as of March 1, 2014 is as follows:
•
5,021,686 shares remaining for issuance in respect of future awards of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other stock based awards under the 2010 Stock Incentive Plan and 162,373 shares available for issuance in respect of future awards of stock options, restricted stock, restricted stock units and other stock based awards under the 20005 Directors Stock Plan.
•
Under the 2010 Stock Incentive Plan and the 2005 Directors Stock Plan, there are a total of 10,052,886 stock options and SARs outstanding, with a weighted average exercise price of $41.72 and a weighted average remaining term of 4.72 years, and 5,506,924 full-value awards (restricted stock units, performance shares) outstanding.

PROPOSAL FOUR – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

              Say on pay votes will be held annually until the next vote on the frequency of this advisory vote is conducted in 2017, or until the Board determines that a different frequency would be in the best interests of the Company's shareholders.

              The Company's Executive compensation program is designed to reward Executives who contribute to the achievement of the Company's business objectives and to attract, retain and motivate talented Executives to perform at the highest level and contribute significantly to the Company's success. The program is designed to tie the delivery of Executive compensation to the achievement of the Company's long and short term financial and strategic goals and to align the interests of Executives and shareholders. The purposes and objectives of, and the rationale behind, the Company's compensation program are described in significant detail in the Compensation Discussion and Analysis, starting on page 30. Of particular note are the following policies and practices aligned with recognized corporate governance best practice:

  •
  Our Executive compensation is, in large measure, highly variable and directly linked to our short term and long term financial and strategic goals and the performance of the Company's stock price over time.

  •
  Executives receive a significant portion of total compensation opportunity in the form of equity based long term incentives and are required to own stock in the Company to ensure their interests are aligned with the shareholders' interests and long term performance of the Company.

  •
  The Company prohibits all employees, including Executives, from: purchasing Company securities on margin, except for the exercise of employee stock options; short sales; trading in put or call options; and purchasing, directly or through a designee, any financial instrument (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that is designed to hedge or offset any decrease in the market value of Company securities.

  •
  The Company has a compensation recovery policy to recover incentive compensation paid to Executives if the amount of the compensation was based on achievement of financial results that were subsequently restated, if, in the opinion of the Committee, the Executive engaged in fraud or intentional misconduct that caused the restatement of the Company's financial statements, and that the amount of the Executive's incentive compensation or equity award would have been lower had the financial results been properly reported.

  •
  Our Executive Change of Control Agreements provide market-based service protection and do not contain excise tax gross ups.

  •
  We do not provide perquisites to Executives that are not offered to all employees, with the exception of one physical examination per year.

  •
  Our programs are designed to be financially efficient from tax, accounting, cash flow and share dilution perspectives. We make efforts to ensure tax deductibility to the Company of all compensation to the extent practicable.

              Shareholders are being asked to vote on the Company's compensation policies and procedures for the Named Executive Officers, as described in the Compensation Discussion and Analysis and the compensation tables and the accompanying narratives in this Proxy Statement.

              This vote is not intended to address any specific item of compensation, but the Company's overall compensation related to our Named Executive Officers. Because your vote is advisory, it will not be binding on the Board and will not overrule any decision by the Board or require the Board to take any action. However, the Human Resources Committee, which is responsible for designing and administering the Company's executive compensation program, values shareholder opinions and will consider the outcome of the vote when making future compensation decisions for the Named Executive Officers.

              This proposal, commonly known as a "say on pay" proposal, gives shareholders the opportunity to vote on an advisory, nonbinding basis to approve the compensation of our Named Executive Officers as disclosed in this proxy statement pursuant to SEC rules through the following resolution:

              RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.

              The Board of Directors recommends that shareholders vote "For" this resolution.

PROPOSAL FIVE – RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

              Subject to shareholder ratification, the Audit Committee has appointed the firm of Ernst & Young LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2014. The Company or Principal Life has used Ernst & Young LLP as its independent registered public accountants for many years. Ratification of the appointment of the independent registered public accountants requires the affirmative vote of a majority of the shares represented at the meeting and voting on the matter. If the shareholders do not ratify this appointment, the Audit Committee will consider the matter of the appointment of the independent registered public accountants.

              RESOLVED, that the appointment of Ernst & Young, LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2014 be ratified.

              The Board of Directors recommends that shareholders vote "For" this resolution.

              Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions relating to the audit of the Company's 2013 consolidated financial statements.

Audit Fees

              The aggregate fees billed by the Company's independent registered public accounting firm in 2013 and 2012 for professional services rendered in connection with regulatory audits in accordance with US GAAP, statutory, or foreign accounting principles; consultation on matters addressed during these audits; review of documents filed with regulators including the SEC; other engagements required by statute; or engagements that generally only the Company's independent registered public accounting firm can reasonably provide, such as comfort letters or consents, were approximately $8,246,000 in 2013 and $7,464,000 in 2012.

Audit Related Fees

              The aggregate fees billed by the Company's independent registered public accounting firm in 2013 and 2012 for professional services rendered in connection with audit related services such as financial statement audits of employee benefit plans, financial statement audits not required by statute or regulation, accounting consultations in connection with proposed transactions or emerging accounting standards, and other attest and related advisory services not required by statute or regulation, totaled approximately $1,113,000 in 2013 and $1,083,000 in 2012.

Tax Fees

              The aggregate fees billed by the Company's independent registered public accounting firm for professional services rendered in connection with tax services consisting primarily of tax compliance and, in 2012, consultations related to the Foreign Account Tax Compliance Act, totaled approximately $231,000 in 2013 and $1,911,000 in 2012. Tax compliance generally involves preparation, assistance or attestation related to tax filings in various domestic and non-domestic jurisdictions. Tax consultation generally involves assistance in connection with tax audits, filing appeals, and compliance with new tax related regulations.

All Other Fees

              The aggregate fees billed by the Company's independent registered public accounting firm for professional services rendered in connection with other services consisting primarily of software licensing and, in 2012, a construction cost evaluation, totaled approximately $10,000 in 2013 and $27,500 in 2012.

              The Audit Committee has adopted a policy on auditor independence that calls for the Committee to preapprove any service the Company's independent registered public accountant proposes to provide to the Company, its majority owned subsidiaries, employee benefit plans or affiliates. The policy also calls for the Committee to preapprove any audit service any independent auditor proposes to provide to these entities. The purpose of the policy is to assure that the provision of such services does not impair any auditor's independence. The policy provides for the general preapproval of specific types of Audit and Audit Related services and fees up to an established individual engagement and annual threshold. The policy requires specific preapproval of all other services. Pursuant to the policy, each quarter Company management presents to the Committee a detailed description of each particular service that meets the definition of services that have been generally approved and each service for which specific preapproval is sought, and an estimate of fees for each service. The policy accords the Audit Committee Chair authority to preapprove services and fees for those services that arise between regularly scheduled meetings of the Audit Committee. In considering whether to preapprove the provision of non audit services by the independent registered public accountant, the Audit Committee will consider whether the services are compatible with the maintenance of the independent registered public accountant's independence. The Audit Committee does not delegate its responsibilities to preapprove services performed by an independent auditor to management.

              The Audit Committee did not approve the services described above under the captions "Audit Related Fees," "Tax Fees" and "All Other Fees" by utilizing the de minimis exception of SEC Rule 2-01(c)(7)(i)(C).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

              Except as otherwise indicated below, the following table shows, as of March 17, 2014, beneficial ownership of shares of Common Stock by (i) the only shareholders known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each Director, (iii) each Named Executive Officer and (iv) all current Directors and Executive Officers as a group. Except as otherwise indicated below, each of the individuals named in the table has sole voting and investment power, or shares such powers with his or her spouse, for the shares set forth opposite his or her name.

Name	Number of Shares Beneficially Owned(1)	Percent of Common Stock Outstanding
Capital Research Global Investors(2) 333 South Hope Street Los Angeles, California 90071	20,532,600	6.96
The Vanguard Group(3) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	19,659,197	6.67
Nippon Life Insurance Company(4) 3-5-12 Imabashi Chuo-ku Osaka, 541-8501, Japan	18,137,000	6.15
Betsy J. Bernard	26,138	*
Jocelyn Carter-Miller	26,564	*
Gary E. Costley	33,835	*
Michael T. Dan	32,202	*
Dennis H. Ferro	11,364	*
C. Daniel Gelatt(5)	330,543	*
Sandra L. Helton	33,782	*
Richard L. Keyser	29,600	*
Luca Maestri	6,040	*
Elizabeth E. Tallett	30,208	*
Daniel J. Houston(6)	361,472	*
Terrance J. Lillis(6)	209,342	*
James P. McCaughan	730,650	*
Luis Valdés	154,465	*
Larry D. Zimpleman	1,167,863	*
All Directors and Executive Officers as a group (23 persons)	4,306,519	1.67

*
The number of shares represents less than one percent of the number of shares of Common Stock outstanding.
(1)
Includes beneficial ownership of shares which each person named in this table has the right to acquire on or before May 16, 2014 pursuant to previously awarded stock options, RSUs, and performance units that, although scheduled to be paid in shares in more than 60 days, would be paid immediately upon termination of service, as follows: Ms. Bernard, 24,528; Ms. Carter-Miller, 26,394; Dr. Costley, 24,528; Mr. Dan, 22,202; Mr. Ferro, 10,364; Dr. Gelatt, 29,036; Ms. Helton, 24,528; Mr. Keyser, 28,575; Mr. Maestri, 6,040; ; Ms. Tallett, 28,575; Mr. Houston, 334,717; Mr. Lillis, 164,345; Mr. McCaughan, 588,342; Mr. Valdés, 102,468; Mr. Zimpleman, 1,107,961; and all other executive officers as a group, 861,445.
(2)
The information regarding beneficial ownership by Capital Research Global Investors is based solely on an amended Schedule 13G filed by it with the SEC on February 13, 2014, which provided information as of December 31, 2013. According to the Schedule 13G, Capital Research Global Investors has sole voting power with respect to 20,532,600 shares; shared voting power with respect to 0 shares; sole investment power with respect to 20,532,600 shares; and shared investment power with respect to 0 shares.
(3)
The information regarding beneficial ownership by The Vanguard Group is based solely on an amended Schedule 13G filed by it with the SEC on February 12, 2014, which provided information as of December 31, 2013. According to the Schedule 13G, Vanguard has sole voting power with respect to 458,797 shares; shared voting power with respect to 0 shares; sole investment power with respect to 19,233,259 shares; and shared investment power with respect to 425,938 shares.

(4)
The information regarding beneficial ownership by Nippon Life Insurance Company is based solely on a Schedule 13G filed by it with the SEC on February 28, 2008, which provided information as of February 21, 2008. According to the Schedule 13G, Nippon Life has sole voting power with respect to 18,137,000 shares; shared voting power with respect to 0 shares; sole investment power with respect to 18,137,000 shares; and shared investment power with respect to 0 shares.
(5)
Includes 301,506 shares held by Gingko LLC of which Dr. Gelatt is a controlling shareholder, director and executive officer.
(6)
Includes the following shares held in the Demutualization separate account for the benefit of each person indicated, as to which none of such persons has voting power: Mr. Houston, 409; and Mr. Lillis, 40.

              In addition to beneficial ownership of Common Stock, the Company's Directors and Executive Officers also hold different forms of "stock units" that are not reported in the security ownership table but represent additional financial interests that are subject to the same market risk as Common Stock. These units include shares that may be acquired after May 16, 2014 pursuant to previously awarded stock options, RSUs, performance share units and non transferable accounting entry units such as phantom stock units issued pursuant to Company stock based compensation and benefit plans. The value of such units is the same as the value of the corresponding number of shares of Common Stock.

              See "Directors' Compensation" on pages 23-25 for a discussion of the options and RSUs granted to Directors under the Principal Financial Group, Inc. 2005 Directors Stock Plan and the phantom stock units credited to Directors who participate in the Deferred Compensation Plan for Non Employee Directors of Principal Financial Group, Inc. See "Compensation Discussion and Analysis" beginning on page 26 for a discussion of the performance units credited to officers who defer receipt of awards under a long term performance plan, the options and RSUs granted under the 2010 Stock Incentive Plan, and phantom stock units credited to officers that defer salary into an employer stock fund available under the Excess Plan.

              As of March 17, 2014, the Directors and Executive Officers named in the security ownership table hold a pecuniary interest in the following number of units: Ms. Bernard, 3,068; Ms. Carter-Miller, 3,068; Dr. Costley, 9,970; Mr. Dan, 11,842; Mr. Ferro, 17,416; Dr. Gelatt, 3,068; Ms. Helton, 3,068; Mr. Keyser, 3,068; Mr. Maestri, 3,068; Ms. Tallett, 8,169; Mr. Houston, 147,444; Mr. Lillis, 101,359; Mr. McCaughan, 154,208; Mr. Valdés, 86,937; and Mr. Zimpleman, 374,276.

Section 16(a) Beneficial Ownership Reporting Compliance

              Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, Executive Officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC and the New York Stock Exchange reports of ownership of the Company's securities and changes in reported ownership. Directors, Executive Officers and greater than ten percent shareholders are required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

              Based solely on a review of the reports furnished to the Company, or written representations from reporting persons that all reportable transactions were reported, the Company believes that during the fiscal year ended December 31, 2013, the Company's Directors, Executive Officers and greater than ten percent owners timely filed all reports they were required to file under Section 16(a).

APPENDIX A

PRINCIPAL FINANCIAL GROUP, INC.
2014 DIRECTORS STOCK PLAN

ARTICLE I.
PURPOSE

              The purposes of the "PRINCIPAL FINANCIAL GROUP, INC. DIRECTORS STOCK PLAN" (the "Plan") are to enable the Company to attract, retain and motivate the best qualified non-employee directors and to enhance a long-term aligning of interests between the non-employee directors and stockholders of the Company by granting equity-based awards as provided herein.

ARTICLE II.
DEFINITIONS

              2.1    Definitions.    Whenever used herein, the following terms shall have the respective meanings set forth below:

                  1)           "Award" means an Option, award of Restricted Stock, an award of Restricted Stock Units, or an Other Stock-Based Award.

                  2)           "Board" means the Board of Directors of the Company.

                  3)           "Code" means the Internal Revenue Code of 1986, as amended.

                  4)           "Common Stock" means the common stock of the Company, par value $0.01 per share.

                  5)           "Committee" means the Nominating and Governance Committee of the Board or such other committee of the Board as the Board shall designate from time to time.

                  6)           "Company" means Principal Financial Group, Inc., a Delaware corporation, and any successor thereto.

                  7)           "Domestic Partner" means any person qualifying to be treated as a domestic partner of a Participant under the applicable policies, if any, of the Company.

                  8)           "Fair Market Value" means, on any date, the price of the last trade, regular way, in the Common Stock on such date on the New York Stock Exchange or, if at the relevant time, the Common Stock is not listed to trade on the New York Stock Exchange, on such other recognized quotation system on which the trading prices of the Common Stock are then quoted (the "applicable exchange"). In the event that (i) there are no Common Stock transactions on the applicable exchange on any relevant date, Fair Market Value for such date shall mean the closing price on the immediately preceding date on which Common Stock transactions were so reported and (ii) the applicable exchange adopts a trading policy permitting trades after 5 P.M. Eastern Standard Time ("EST"), Fair Market Value shall mean the last trade, regular way, reported on or before 5 P.M. EST (or such earlier or later time as the Committee may establish from time to time) .

                  9)           "Family Member" means, as to a Participant, any (i) child, stepchild, grandchild, parent, stepparent, grandparent, spouse, mother-in-law, father-in-law, son-in-law or daughter-in-law (including adoptive relationships), or Domestic Partner of such Participant, (ii) trusts for the exclusive benefit of one or more such persons and/or the Participant and (iii) other entity owned solely by one or more such persons and/or the Participant.

                  10)         "Net Exercised" shall mean the exercise of an Option or any portion thereof by the delivery to the person exercising such Option of the greatest number of whole shares of Common Stock having a Fair Market Value on the date of exercise not in excess of the difference between the aggregate

    Fair Market Value of the shares of Common Stock subject to the Option (or the portion of such Option then being exercised) and the aggregate exercise price for all such shares of Common Stock under the Option (or the portion thereof then being exercised), with any fractional share that would result from such equation to be payable in cash.

                  11)         "Option" means the right to purchase one share of Common Stock at a stated purchase price on the terms specified in Article V of the Plan. The Options are nonstatutory stock options not intended to qualify under Section 422 of the Code.

                  12)         "Other Stock-Based Award" means an award of, or related to, shares of Common Stock other than an Award of Options, Restricted Stock or Restricted Stock Units, as granted by the Committee in accordance with the provisions of Article VII hereof.

                  13)         "Participant" means a member of the Board who is not an officer or employee of the Company or any entity controlling, controlled by, or under common control with the Company, and is not the beneficial owner of a controlling interest in the voting stock of the Company or of any entity that holds a controlling interest in the Company's voting stock.

                  14)         "Period of Restriction" means the period specified by the Committee or established pursuant to the Plan during which a Restricted Stock or Restricted Stock Unit award is subject to forfeiture.

                  15)         "Plan" means the Principal Financial Group, Inc. 2014 Directors Stock Plan, as set forth herein and as amended from time to time.

                  16)         "Prior Plan" means the Principal Financial Group Inc. Directors Stock Plan.

                  17)         "Restricted Stock" means an award of Common Stock made pursuant to Article VI that is forfeitable by the Participant until the completion of a specified period of future service as a member of the Board and/or until otherwise determined by the Committee or in accordance with the terms of the Plan.

                  18)         "Restricted Stock Unit" means a contractual right awarded pursuant to Article VI that entitles the holder to receive shares of Common Stock (or the value thereof in cash) upon the completion of a specified period of future service as a member of the Board and/or at such other time or times determined by the Committee or in accordance with the terms of the Plan.

ARTICLE III.
ADMINISTRATION

              3.1    Rules, Interpretation and Determinations.    The Plan shall be administered by the Committee. The Committee shall have full authority to interpret and administer the Plan, to establish, amend and rescind rules for carrying out the Plan, to construe the respective option agreements and to make all other determinations and to take all other actions that it deems necessary or advisable for administering the Plan; provided that, no Committee member may participate in any decision with respect to such member's benefits or entitlements under the Plan, unless such decision applies generally to all non-employee directors. Each determination, interpretation or other action made or taken by the Committee shall be final and binding for all purposes and upon all persons.

              3.2    Agents and Expenses.    The Committee may appoint agents (who may be officers or employees of the Company) to assist in the administration of the Plan and may grant authority to such persons to execute agreements or other documents on its behalf. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company.

              3.3    Maximum Exercise of Discretionary Authority.    Notwithstanding anything else in the Plan to the contrary, in no event may the Committee grant Awards pursuant to the exercise of any discretionary authority granted under the Plan (including the right to increase the value of the standard annual award pursuant to

Section 6.1) that would result in the issuance of discretionary Awards to any Participant in any calendar year having a grant date value, as determined in accordance with U.S. generally accepted accounting principles, greater than (i) in the case of any Participant who is serving as the Chairman of the Board of Directors but who is not an employee of the Company, $500,000 and (ii) in the case of any of any other Participant, $230,000 (which is equal to two times the value of the standard annual award stated in Section 6.1 (without the exercise of any discretion by the Committee to increase or decrease such value)).

ARTICLE IV.
SHARES ISSUABLE

              4.1    Number of Shares.    Subject to Section 4.3 below, unless the shareholders of the Company approve an increase in such number by a shareholder vote, the maximum number of shares of Common Stock that may be made issuable or distributable under the Plan is 200,000, plus any shares of Common Stock remaining available for grant under the Prior Plans on the effective date of the Plan. Shares of Common Stock to be issued under the Plan may consist, in whole or in part, of treasury shares or authorized but unissued shares not reserved for any other purpose.

              4.2    Canceled, Terminated, or Forfeited Awards.    Any shares of Common Stock subject to an Award (as determined under Section 4.1) or any award made or granted under the Prior Plan which for any reason expires without having been exercised, is canceled or terminated or otherwise is settled without the issuance of any Common Stock shall again be available for grant under the Plan. In applying the immediately preceding sentence, if (i) shares otherwise issuable or issued in respect of, or as part of, any Award that are withheld to cover taxes shall not be treated as having been issued under the Plan and (ii) any Options are Net Exercised, only the net number of shares of Common Stock issued in respect of such Options shall be deemed issued under the Plan. In addition, shares of Common Stock tendered to exercise outstanding Options or other Awards or to cover taxes shall also be available for issuance under the Plan (and shall be counted as one share for purposes of Section 4.1), except and unless such shares are tendered more than ten years after the effective date of the Plan.

              4.3    Adjustment Due to Change in Capitalization.    In the event of any Common Stock dividend or split, recapitalization (including, but not limited, to the payment of an extraordinary dividend to the stockholders of the Company), merger, consolidation, combination, spin-off, distribution of assets to stockholders (other than ordinary cash dividends), exchange of shares, or other similar corporate change, the aggregate number of shares of Common Stock available for grant under Section 4.1 or subject to outstanding Awards and the respective exercise prices, if any, applicable to outstanding Awards shall be appropriately adjusted by the Committee, in its discretion, and the Committee's determination shall be conclusive.

ARTICLE V.
AWARDS AND TERMS OF OPTIONS

              5.1    Grants of Options.    The Committee shall have the power to grant to any Participant or all Participants Options to purchase such number of shares of Common Stock, and on such terms and conditions, as it shall determine. The Committee may adopt different terms and conditions of each Option, whether granted to different Participants or the same Participant, and whether or not granted at the same time.

              5.2    Exercise Price.    The exercise price for any share of Common Stock subject to an Option shall be not less than the Fair Market Value on the date such Option is granted. Except in the case of an adjustment effected pursuant to Section 4.3 or as otherwise expressly permitted by shareholders, the Committee shall not (i) lower the exercise price of an Option after it is granted, (ii) cancel an Option when the exercise price exceeds the Fair Market Value of a share of Common Stock in exchange for cash or another Award, including, without limitation, another Option, or (iii) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares are listed. In no event shall ordinary dividends be payable or credited in respect of any shares subject to any outstanding Option.

              5.3    Period of Exercisability.    The Committee shall determine the date or dates at which Options become exercisable. Each Option shall, if not previously exercised in accordance with the terms of the Plan, in all events expire on the tenth (10th) anniversary of the date of the grant thereof. If a Participant shall cease to provide services to the Company, such Participant or, in the case of death, the Participant's estate or beneficiary, may exercise any Option exercisable by the Participant at the date his or her service terminated until the earlier of

(A) five (5) years from the date the Participant ceased to provide services to the Company and (B) the tenth (10th) anniversary of the date the Option was granted.

              5.4    Procedure for Exercise.    The Committee shall establish procedures governing the exercise of Options. No shares shall be delivered pursuant to any exercise of any Options unless arrangements satisfactory to the Committee have been made to assure full payment of the exercise price therefor. Without limiting the generality of the foregoing, payment of the exercise price may be made (i) in cash or its equivalent; (ii) by exchanging shares of Common Stock (which are not the subject of any pledge or other security interest), subject to such terms and conditions as the Committee shall establish; (iii) by any combination of the foregoing; provided that the combined value of all cash and cash equivalents paid and the Fair Market Value of any such Common Stock tendered to the Company, valued as of the date of such tender, is at least equal to such exercise price; or (iv) in accordance with any other procedure or arrangement approved by the Committee, except that, in no event shall the Company loan a Participant funds or otherwise extend credit to a Participant to facilitate such Participant's exercise of any of his or her Options. Additionally, to the extent authorized by the Committee (whether at or after grant), Options may be Net Exercised subject to such terms and conditions as the Committee may from time to time impose.

ARTICLE VI.
RESTRICTED STOCK

              6.1    Standard Grants of Restricted Stock Units.    Unless otherwise determined by the Committee, on the date of each annual meeting of shareholders occurring during the term of the Plan (including, without limitation, the meeting occurring in 2014), each director in office immediately following such shareholders' meeting shall be granted the greatest whole number of Restricted Stock Units having a value not in excess of $115,000 (or such greater or lesser amount as the Committee shall determine from time to time). The number of Restricted Stock Units shall be determined using the same methodology as used to convert value to Restricted Stock Units for employees under the Principal Financial Group, Inc. 2014 Stock Incentive Plan, as may be amended, from time to time. If a person becomes a member of the Board after the effective date of the Plan other than on the date of an annual meeting of shareholders, on or after the date of such Participant's election to the Board, such Participant shall be granted a number of Restricted Stock Units as determined by the Committee in its sole discretion.

              6.2    Discretionary Grants of Restricted Stock or Restricted Stock Units.    Without limiting the generality of Section 6.1, the Committee may also grant Restricted Stock or Restricted Stock Units to any Participant or all Participants at such times, with respect to such number of shares of Common Stock and on such terms and conditions (including, in the case of any grant made in exchange for foregoing the receipt of fees otherwise payable in cash, a discount in the value of the Common Stock subject to the award to reflect the applicable restrictions on the Award) not inconsistent with the Plan as the Committee shall determine.

              6.3    Agreements; Restrictions on Certificates.    The terms and conditions of each grant of Restricted Stock or Restricted Stock Units shall be evidenced in writing. If Restricted Stock is evidenced by the issuance of stock certificates, the Committee shall require that such stock certificates be held in the custody of the Secretary of the Company until the Period of Restriction lapses, and that, as a condition of such Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

              6.4    Restrictions on Transferability.    Except as provided in Section 9.2, no shares of Restricted Stock or Restricted Stock Units may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the lapse of the Period of Restriction. The Committee shall establish the Period of Restriction and the date or dates at which such Period of Restriction shall lapse, in whole or in part, with respect to any award made pursuant to Section 6.2. Unless otherwise determined by the Committee at the time of grant, the Period of Restriction with respect to any award of Restricted Stock Units granted under Section 6.1 shall lapse on the scheduled date of the first annual meeting of shareholders scheduled to occur after the date such Restricted Stock Units are granted. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Period of Restriction applicable to any Restricted Stock or Restricted Stock Units shall not lapse, in whole or in part, at any time after the Participant has ceased to provide services to the Company.

              6.5    Distributions in Respect of Restricted Stock Units.    Unless the Committee shall otherwise determine at or prior to the time of grant, any Restricted Stock Units awarded under Section 6.1 shall be distributed to a Participant (regardless of when such Restricted Stock Units become vested and nonforfeitable) within 90 days after the later of (1) the date the Participant's services as member of the Board terminate or (2) the date specified in a deferral election made pursuant to Section 9.10. At the time the Committee makes any grant of Restricted Stock Units pursuant to Section 6.2, the Committee shall specify when such Restricted Stock Units shall be distributed, taking into account the requirements of Section 409A.

              6.6    Rights as a Shareholder.    Unless otherwise determined by the Committee at the time of grant and subject to Section 6.7, Participants holding shares of Restricted Stock may exercise full voting rights and other rights as a shareholder with respect to those shares during the Period of Restriction. A Participant receiving Restricted Stock Units shall not have any rights as a shareholder prior to the actual issuance of Common Stock in respect thereof in accordance with Section 6.5, except that the Participant shall be entitled to payment of dividend equivalents on such rights equal to the dividends that would have been payable (or accumulated, pursuant to Section 6.6) had the corresponding equity rights been actual shares of Restricted Stock.

              6.7    Dividends and Dividends Equivalents.    Unless otherwise determined by the Committee at the time of grant, (i) any cash dividends paid on shares of Restricted Stock will not be paid currently, but rather will be credited to an account established for the Participant and invested in additional shares of Common Stock based on the Fair Market Value on the distribution date for such dividends, (ii) any distributions paid on Restricted Stock in property other than Common Stock shall be converted into cash, which will be treated in the same manner as any cash dividends, (iii) any dividends or distributions paid on Restricted Stock in shares of Common Stock will be held for the benefit of the Participant and (iv) any additional shares credited to or held for a Participant pursuant to this Section 6.7 in respect of any such dividends or distributions on Restricted Stock shall become vested and nonforfeitable upon the same terms and conditions as are applicable to the shares underlying the Award in respect of which they were paid. With respect to any grant of Restricted Stock Units, there will be credited to an account established for the Participant dividend equivalents in respect of the dividends and distributions paid on that number of outstanding shares of Common Stock corresponding to the shares subject to such Award and such account will be administered in substantially the same manner as the account established for a Participant hereunder in respect of dividends and distributions paid on Restricted Stock (including, without limitation, the condition pertaining to vesting and forfeiture).

              6.8    Termination of Service.    Unless otherwise determined by the Committee at or after the time of grant, in the event the service of the Participant as member of the Board shall terminate for any reason, any Restricted Stock or Restricted Stock Units awarded to such Participant as to which the Period of Restriction has not lapsed shall be forfeited.

ARTICLE VII.
OTHER STOCK-BASED AWARDS

              7.1    Other Stock Based Awards.    The Committee may make Other Stock Based Awards, including, but not limited to, the outright grant of Common Stock in satisfaction of obligations of the Company under another compensatory plan, program or arrangement, modified awards intended to comply with or structured in accordance with the provisions of applicable non-U.S. law or practice, or the sale of Common Stock, in such amounts and subject to such terms and conditions as the Committee shall determine. Each such Other-Stock Based Award shall be evidenced in writing and specify the terms and conditions applicable thereto. Any such Other Stock-Based Award may entail the transfer of actual shares of Common Stock or the payment of the value of such Award in cash based upon the value of a specified number of shares of Common Stock, or any combination of the foregoing, as determined by the Committee. The terms of any Other Stock-Based Award need not be uniform in application to all (or any class of) Participants, and each Other Stock-Based Award granted to any Participant (whether or not at the same time) may have different terms.

              7.2    Termination of Employment or Service.    In addition to any other terms and conditions that may be specified by the Committee, each Other Stock Based Award shall specify the impact of termination of services as a member of the Board upon the rights of a Participant in respect of such Award.

ARTICLE VIII.
TERMINATION, MODIFICATION AND AMENDMENT

              The Board may, at any time and from time to time amend, modify, suspend, or terminate this Plan, in whole or in part, without notice to or the consent of any Participant; provided, however, that any amendment which would (i) increase the number of shares available for issuance under the Plan, (ii) lower the exercise price of an Option after it is granted, cancel an Option when the exercise price exceeds the Fair Market Value of a share of Common Stock in exchange for cash or another Award, including, without limitation, another Option, or take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed, (iii) extend the maximum term for Options granted hereunder or (iv) otherwise amend the Plan in a material fashion that would require the approval of shareholders under the applicable rules and regulations of any exchange or automated quotation system on which the Common Stock is listed to trade shall be subject to the approval of the Company's shareholders. No amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant.

ARTICLE IX.
GENERAL PROVISIONS

              9.1    No Right to Remain as a Director.    The Plan shall not impose any obligations on the Company to retain any Participant as a Director nor shall it impose any obligation on the part of any Participant to remain in service to the Company.

              9.2    Transferability.    No Awards granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than in accordance with Section 9.3 below, by will or by the laws of descent and distribution; provided that the Committee may, in the appropriate award agreement or otherwise, permit transfers of Awards to Family Members (including, without limitation, transfers effected by a domestic relations order) subject to such terms and conditions as the Committee shall determine, including requiring that such Award be transferred without the receipt of consideration by the Participant.

              9.3    Beneficiary Designation.    Each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of the Participant's death. Each designation will revoke all prior designations by the same Participant with respect to all Awards previously granted, shall be in a form prescribed by the Committee, and will be effective only when received by the Committee in writing during the Participant's lifetime. In the absence of any such effective designation, benefits remaining unpaid at the Participant's death shall be paid to or exercised by the Participant's surviving spouse, if any, or otherwise to or by the Participant's estate. Except as otherwise expressly provided herein, nothing in this Plan is intended or may be construed to give any person other than Participants any rights or remedies under this Plan.

              9.4    Rights as a Stockholder.    No Participant nor any beneficiary thereof shall have any rights as a stockholder with respect to any shares of Common Stock covered by any Award until such person shall have become the holder of record of such shares.

              9.5    Requirements of Law.    The granting of Awards and the issuance of shares of Common Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

              9.6    Term of Plan.    The Plan shall be effective upon the date, if any, on which it is approved by the Company's shareholders. The Plan shall continue in effect, unless sooner terminated pursuant to Article VIII above, until the tenth anniversary of the date of such shareholder approval.

              9.7    Governing Law.    The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to principles of conflict of laws.

              9.8    No Constraint on Corporate Action.    Except as provided in Article VIII above, nothing contained in this Plan shall be construed to prevent the Company, or any affiliate, from taking any corporate action (including, but not limited to, the Company's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets) which is deemed by it to be appropriate, or in its best interest, whether or not such action would have an adverse effect on this Plan, or any awards made under this Plan. No director, beneficiary, or other person shall have any claim against the Company, or any of its affiliates, as a result of any such action.

              9.9    Indemnification.    Each member of the Board and the Committee shall be indemnified and held harmless by the Company (or, if applicable, any affiliate of the Company) against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member of the Board or the Committee in connection with or resulting from any claim, action, suit, or proceeding to which such member may be made a party or in which such member may be involved by reason of any action taken or failure to act under the Plan (in the absence of bad faith) and against and from any and all amounts paid by such member in settlement thereof, with the Company's (or, if appropriate, an affiliate's) approval, or paid by such member in satisfaction of any judgment in any such action, suit, or proceeding against such member, provided that such member shall give the Company (or, if applicable, an affiliate) an opportunity, at its own expense, to handle and defend the same before such member undertakes to handle and defend it individually. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which any such person may be entitled under the Company's Certificate of Incorporation or By-Laws, by contract, as a matter of law, or otherwise.

              9.10    Deferral of Payment.    At the time any Award is granted (or such earlier time as the Committee may require), the Committee may permit a Participant to elect, upon such terms and conditions as the Committee may establish (including, without limitation, conditions designed to satisfy the requirements of Section 409A of the Code) to defer receipt of shares of Common Stock that would otherwise be issued in connection with an Award.

              9.11    Headings and Captions.    The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

APPENDIX B

PRINCIPAL FINANCIAL GROUP, INC.
2014 STOCK INCENTIVE PLAN

SECTION 1.
PURPOSE

              The purpose of the "PRINCIPAL FINANCIAL GROUP, INC. 2014 STOCK INCENTIVE PLAN (the "Plan") is to foster and promote the long-term financial success of the Company and its subsidiaries and materially increase shareholder value by (a) motivating superior performance by means of performance-related incentives, (b) encouraging and providing for the acquisition of an ownership interest in the Company by the Company's and its Subsidiaries' employees and agents, and (c) enabling the Company to attract and retain the services of outstanding employees upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent.

SECTION 2.
DEFINITIONS

              (a)          Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

              (1)          "Agent" means each insurance agent (whether or not a statutory employee) and each other individual providing personal service to the Company or any Subsidiary who, in either case, is not an Employee.

              (2)          "Approved Retirement" means termination of a Participant's employment or service (i) on or after the normal retirement date or any early retirement date established under any defined benefit pension plan maintained by the Company or a Subsidiary and in which the Participant participates; (ii) for those Participants who are either U.S. taxpayers or whose principal place of employment is in the United States and who do not participate in a defined benefit plan maintained by the Company or a Subsidiary, on or after attaining age 57 and having completed at least 10 years of service; or (iii) for those Participants who are not U.S. taxpayers and whose principal place of employment is outside the United States, and who do not participate in a defined benefit plan maintained by the Company or a Subsidiary, the later of: attaining age 57 and having completed at least 10 years of service, or the date that the Participant satisfies all eligibility and other requirements under a national or other government sponsored public social security system covering such Participant to qualify for immediate commencement of retirement income payments under such national or other government sponsored public social security system, as determined by the Committee, for each non-U.S. jurisdiction (iv) with the approval of the Committee (which may be given at or after grant), on or after attaining age 50 and completing such period of service as the Committee shall determine from time to time.

              (3)          "Award" means an Option, SAR, award of Restricted Stock or Performance Shares, an award of Restricted Stock Units or Performance Units or an Other Stock-Based Award.

              (4)          "Beneficial Owner" means such term as defined in Rule 13d-3 under the Exchange Act.

              (5)          "Board" means the Board of Directors of the Company.

              (6)          "Cause" means (i) dishonesty, fraud or misrepresentation, (ii) the Participant's engaging in conduct that is injurious to the Company or any Subsidiary in any way, including, but not limited to, by way of damage to its reputation or standing in the industry, (iii) the Participant's having been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony; (iv) the breach by the Participant of any written covenant or agreement with the Company or any Subsidiary not to disclose or misuse any information pertaining to, or misuse any property of, the Company or any Subsidiary or not to compete or interfere with the Company or any Subsidiary or (v) a violation by the Participant of any policy of the Company or any Subsidiary.

              (7)          "Change of Control" means the occurrence of any one or more of the following:

                  (i)           any SEC Person becomes the Beneficial Owner of 40% or more of the Common Stock or of Voting Securities representing 40% or more of the combined voting power of all Voting Securities of the Company (such an SEC Person, a "40% Owner"); or

                  (ii)          the Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

                  (iii)         consummation of a merger, reorganization, consolidation, or similar transaction (any of the foregoing, a "Reorganization Transaction") where the SEC Persons who were the direct or indirect owners of the outstanding Common Stock and Voting Securities of the Company immediately before such Reorganization Transaction are not or do not become, immediately after the consummation of such Reorganization Transaction, the direct or indirect owners of 60% of each of (i) the then-outstanding common stock of the Surviving Corporation and (ii) the combined voting power of the then-outstanding Voting Securities of the Surviving Corporation, in substantially the same respective proportions as such SEC Persons' ownership of the Common Stock and Voting Securities of the Company immediately before such Reorganization Transaction; or

                  (iv)         approval by the Company's stockholders and consummation of a plan or agreement for the sale or other disposition of all or substantially all of the consolidated assets of the Company or a plan of liquidation of the Company.

              (8)          "Change of Control Price" means the highest price per share of Common Stock offered in conjunction with any transaction resulting in a Change of Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change of Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the Common Stock on any of the 30 trading days immediately preceding the date on which a Change of Control occurs.

              (9)          "Code" means the Internal Revenue Code of 1986, as amended.

              (10)       "Committee" means the Human Resources Committee of the Board or such other committee of the Board as the Board shall designate from time to time.

              (11)       "Common Stock" means the common stock of the Company, par value $0.01 per share.

              (12)       "Company" means Principal Financial Group, Inc., a Delaware corporation, and any successor thereto.

              (13)       "Disability" means, with respect to any Participant, long-term disability as defined under any long-term disability plan maintained by the Company or a Subsidiary in which the Participant participates. In the event of any question as to whether a Participant has a Disability, the plan administrator of the relevant long-term disability plan shall determine whether a disability exists, in accordance with such plan.

              (14)       "Domestic Partner" means any person qualifying to be treated as a domestic partner of a Participant under the applicable policies, if any, of the Company or Subsidiary which employs the Participant.

              (15)       "Employee" means any employee (including each officer) of the Company or any Subsidiary.

              (16)       "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              (17)       "Executive Officer" means any officer of the Company or any Subsidiary who is subject to the reporting requirements under Section 16(b) of the Exchange Act.

              (18)       "Fair Market Value" means, on any date, the price of the last trade, regular way, in the Common Stock on such date on the New York Stock Exchange or, if at the relevant time, the Common Stock is not listed to trade on the New York Stock Exchange, on such other recognized quotation system on which the trading prices of the Common Stock are then quoted (the "applicable exchange"). In the event that (i) there are no Common Stock transactions on the applicable exchange on any relevant date, Fair Market Value for such date shall mean the closing price on the immediately preceding date on which Common Stock transactions were so reported and (ii) the applicable exchange adopts a trading policy permitting trades after 5 P.M. Eastern Standard Time ("EST"), Fair Market Value shall mean the last trade, regular way, reported on or before 5 P.M. EST (or such earlier or later time as the Committee may establish from time to time).

              (19)       "Family Member" means, as to a Participant, any (i) child, stepchild, grandchild, parent, stepparent, grandparent, spouse, mother-in-law, father-in-law, son-in-law or daughter-in-law (including adoptive relationships), or Domestic Partner of such Participant, (ii) trusts for the exclusive benefit of one or more such persons and/or the Participant and (iii) other entity owned solely by one or more such persons and/or the Participant.

              (20)       "40% Owner" shall have the meaning ascribed thereto in the definition of Change of Control.

              (21)       "Incentive Stock Option" (ISO) means an option within the meaning of Section 422 of the Code.

              (22)       "Incumbent Directors" means, as of any date, the individuals then serving as members of the Board who were also members of the Board as of the date two years prior to the date of determination; provided that any member appointed or elected as a member of the Board after such prior date, but whose election, or nomination for election, was approved by a vote or written consent of at least a majority of the directors then comprising the Incumbent Directors shall also be considered an Incumbent Director unless such person's election, or nominated for election, to the Board was as a result of, or in connection with, a proxy contest or a Reorganization Transaction.

              (23)       "Net Exercised" shall mean the exercise of an Option or any portion thereof by the delivery to the person exercising such Option of the greatest number of whole shares of Common Stock having a Fair Market Value on the date of exercise not in excess of the difference between the aggregate Fair Market Value of the shares of Common Stock subject to the Option (or the portion of such Option then being exercised) and the aggregate exercise price for all such shares of Common Stock under the Option (or the portion thereof then being exercised), with any fractional share that would result from such equation to be payable in cash.

              (24)       "Nonstatutory Stock Option" (NSO) means an option which is not an Incentive Stock Option within the meaning of Section 422 of the Code.

              (25)       "Option" means the right to purchase Common Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either (i) an "Incentive Stock Option" (ISO) within the meaning of Section 422 of the Code or (ii) an option which is not an Incentive Stock Option (a "Nonstatutory Stock Option" (NSO)).

              (26)       "Other Stock-Based Award" means an award of, or related to, shares of Common Stock other than an Award of Options, SARs, Restricted Stock, Performance Shares, Restricted Stock Units or Performance Units, as granted by the Committee in accordance with the provisions of Section 9 hereof.

              (27)       "Participant" means any Employee or Agent designated by the affirmative action of the Committee (or its delegate) to participate in the Plan.

              (28)       "Performance Criteria" means the objectives established by the Committee for a Performance Period pursuant to Section 7(c) for the purpose of determining the extent to which an award of Performance Shares or Performance Units has been earned.

              (29)       "Performance Period" means the period selected by the Committee during which performance is measured for the purpose of determining the extent to which an award of Performance Shares or Performance Units has been earned.

              (30)       "Performance Share" means an Award granted pursuant to Section 7 of the Plan of a contractual right to receive one share of Common Stock (or the Fair Market Value thereof in cash or any combination of cash and Common Stock, as determined by the Committee), or a fraction or multiple thereof, upon the achievement, in whole or in part, of the applicable Performance Criteria.

              (31)       "Performance Unit" means an Award granted pursuant to Section 7 of the Plan of a contractual right to receive a fixed or variable dollar denominated unit (or a unit denominated in the Participant's local currency), or a fraction or multiple thereof, upon the achievement, in whole or in part, of the applicable Performance Criteria. The Committee shall determine whether the earned portion of any such Performance Units shall be payable in cash, Common Stock or any combination thereof.

              (32)       "Period of Restriction" means the period specified by the Committee or established pursuant to the Plan during which a Restricted Stock or Restricted Stock Unit award is subject to forfeiture.

              (33)       "Prior Plan" means the Principal Financial Group, Inc., 2005 Stock Incentive Plan and the 2010 Amended and Restated Stock Incentive Plan.

              (34)       "Pro-Ration Fraction" means a fraction not greater than one, the numerator of which is (A) the number of days during the Retirement Year or Performance Period, as applicable to the Award in question, during which the Participant was employed and (B) the denominator of which is 365.

              (35)       "Reorganization Transaction" shall have the meaning ascribed thereto in the definition of Change of Control.

              (36)       "Resignation" shall have the meaning ascribed thereto in Section 5(f)(v).

              (37)       "Restricted Stock" means an award of Stock made pursuant to Section 6 that is forfeitable by the Participant until the completion of a specified period of future service, the achievement of pre-established performance objectives and/or until otherwise determined by the Committee or in accordance with the terms of the Plan.

              (38)       "Restricted Stock Unit" means a contractual right awarded pursuant to Section 6 that entitles the holder to receive shares of Common Stock (or the value thereof in cash) upon the completion of a specified period of future service or the achievement of pre-established performance objectives and/or at such other time or times determined by the Committee or in accordance with the terms of the Plan.

              (39)       "SAR" means a stock appreciation right granted under Section 8 of the Plan in respect of one or more shares of Common Stock that entitles the holder thereof to receive, in Common Stock (unless otherwise determined by the Committee at the time of grant), an amount per share of Common Stock equal to the excess, if any, of the Fair Market Value on the date the SAR is exercised over the Fair Market Value on the date the SAR is granted.

              (40)       "SEC Person" means any person (as such term is defined in Section 3(a)(9) of the Exchange Act) or group (as such term is used in Rule 13d-5 under the Exchange Act), other than an affiliate or any employee benefit plan (or any related trust) of the Company or any of its affiliates.

              (41)       "Subsidiary" means (i) any corporation in which the Company owns, directly or indirectly, at least 50% of the total combined voting power of all classes of stock of such corporation, (ii) any partnership or limited liability company in which the Company owns, directly or indirectly, at least 50% of the capital interests or profits interest of such partnership or limited liability company and (iii) any other business entity in which the Company owns at least 50% of the equity interests thereof, provided that, in any such case, the Company is in effective control of such corporation, partnership, limited liability company or other entity.

              (42)       "Surviving Corporation" means the corporation resulting from a Reorganization Transaction or, if securities representing at least 50% of the aggregate voting power of such resulting corporation are directly or indirectly owned by another corporation, such other corporation.

              (43)       "Voting Securities" means, with respect to any corporation, securities of such corporation that are entitled to vote generally in the election of directors of such corporation.

SECTION 3.
POWERS OF THE COMMITTEE; GENERAL TERMS OF AWARDS

              (a)    Power to Grant.    The Committee shall determine those Employees and/or Agents to whom an Award shall be granted and the terms and conditions of any and all such Awards. The Committee may establish different terms and conditions for different Awards and different Participants and for the same Participant for each Award such Participant may receive, whether or not granted at different times.

              (b)    Rules, Interpretations and Determinations.    The Plan shall be administered by the Committee. The Committee shall have full authority to interpret and administer the Plan, to establish, amend, and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Company, to construe the terms of any Award or any document evidencing the grant of such Award and to make all other determinations necessary or advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes. Unless otherwise expressly provided hereunder, any power, discretion or authority conveyed to or reserved to the Committee may be exercised by it in its sole and absolute discretion. Determinations, interpretations, or other actions made or taken by the Committee shall be final, binding, and conclusive for all purposes and upon all persons.

              (c)    Delegation of Authority.    The Committee may delegate to the Company's Chief Executive Officer and/or to such other officer(s) of the Company the power and authority to make and/or administer Awards under the Plan with respect to individuals who are below the position of Senior Vice President (or any analogous title), pursuant to such conditions and limitations as the Committee may establish; provided that only the Committee or the Board may select, and grant Awards to, Executive Officers or exercise any other discretionary authority under the Plan in respect of Awards granted to such Executive Officers. Unless the Committee shall otherwise specify, any delegate shall have the authority and right to exercise (within the scope of such person's delegated authority) all of the same powers and discretion that would otherwise be available to the Committee pursuant to the terms hereof. The Committee may also appoint agents (who may be officers or employees of the Company) to assist in the administration of the Plan and may grant authority to such persons to execute agreements or other documents on its behalf. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company.

              (d)    Restrictive Covenants and Other Conditions.    Without limiting the generality of the foregoing, the Committee may condition the grant of any Award under the Plan upon the Participant to whom such Award would be granted agreeing in writing to certain conditions (such as restrictions on the ability to transfer the underlying shares of Common Stock) or covenants in favor of the Company and/or one or more Subsidiaries (including, without limitation, covenants not to compete, not to solicit employees and customers and not to disclose confidential information, that may have effect following the termination of the Participant's employment or service with the Company and its Subsidiaries and after the Common Stock subject to the Award has been transferred to the Participant), including, without limitation, the requirement that the Participant disgorge any profit, gain or other benefit received in respect of the Award prior to any breach of any such covenant.

              (e)    Participants Based Outside the United States.    To conform with the provisions of local laws and regulations, or with local compensation practices and policies, in foreign countries in which the Company or any of its Subsidiaries operate, but subject to the limitations set forth herein regarding the maximum number of shares issuable hereunder and the maximum award to any single Participant, the Committee may (i) modify the terms and conditions of Awards granted to Participants employed outside the United States ("Non-US Awards"), (ii) establish subplans with modified exercise procedures and such other modifications as may be necessary or advisable under the circumstances ("Subplans"), and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan. The Committee's decision to grant Non-US Awards or to establish Subplans is entirely voluntary, and at the complete discretion of the Committee. The Committee may amend, modify or terminate any Subplans at any time, and such amendment, modification or termination may be made without prior notice to the Participants. The Company, Subsidiaries, and members of the Committee shall not incur any liability of any kind to any Participant as a result of any change, amendment or termination of any Subplan at any time. The benefits and rights provided under any Subplan or by any Non-US Award (i) are wholly discretionary and, although provided by either the Company or a Subsidiary, do not constitute regular or periodic payments and (ii) are not to be considered part of the Participant's salary or compensation under the Participant's employment with the Participant's local employer for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. If a Subplan is terminated, the Committee may direct the payment of Non-US Awards (or direct the deferral of payments whose amount shall be determined) prior to the dates on which payments would otherwise have been made, and, in the Committee's discretion, such payments may be made in a lump sum or in installments.

              (f)    Maximum Individual Grants.    Subject to adjustment as provided in Section 4(d), no Participant shall be granted (i) Options or SARs (with tandem Options and SARs being counted only once with respect to this limit) during any 36-month period with respect to more than 3,000,000 shares of Common Stock or (ii) during any 12-month period Restricted Stock, Restricted Stock Units, Performance Shares and/or Other Stock-Based Awards that are intended to comply with the performance-based exception under Code Section 162(m) and that are denominated in shares of Common Stock, with respect to more than 250,000 shares of Common Stock, when measured upon achievement of the performance objectives at targeted levels of performance, it being understood that any such grants may provide that, for performance above targeted levels, up to twice such number of shares may be payable. In addition to the foregoing, the maximum dollar value payable to any participant with respect to Performance Units and/or Other Stock-Based Awards granted in any 12-month period that are intended to comply with the performance-based exception under Code Section 162(m) and that are valued with reference to cash or property other than shares of Common Stock is $10,000,000.

              (g)    Dividends and Dividends Equivalents.    Unless otherwise determined by the Committee at the time of grant, to the extent that shares of Common Stock are issued at the time of grant of any Award under the Plan (other than Options and SARs), the Participant shall be entitled to receive all dividends and other distributions paid with respect to those shares, provided that if any such dividends or distributions are paid in shares of Common Stock, such shares shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the shares subject to such Award on which such dividends or distributions were paid. To the extent that shares of Common Stock are not issued at the time of the grant of any Award, the Committee shall determine whether, and to what extent, the Participant shall be entitled to receive the payment of dividend equivalents in respect of that number of outstanding shares of Common Stock corresponding to the shares subject to such Award. Any additional shares credited in respect of any dividends or dividend equivalents payable in respect of any shares of Common Stock subject to any Award shall become vested and nonforfeitable upon the same terms and conditions (including the achievement of any applicable Performance Criteria) as are applicable to the shares underlying the Award in respect of which they are payable (unless the Committee shall determine otherwise with respect to any Award that will become earned and vested solely upon the passage of time and the continued performance of services.

SECTION 4.
COMMON STOCK SUBJECT TO PLAN

              (a)    Number.    Subject to Section 4(d) below, unless the shareholders of the Company approve an increase in such number by a shareholder vote, the maximum number of shares of Common Stock that may be made issuable or distributable under the Plan is 7,800,000, plus any shares of Common Stock remaining available for grant under the Prior Plans on the effective date of the Plan. After the effective date of the Plan, no awards may be granted under any Prior Plan. The number of shares of Common Stock subject to an Award shall be counted against such limit as one share for each share issued or issuable, provided that when a SAR is granted in tandem with an Option, so that only one may be exercised with the other terminating upon such exercise, the number of shares of Common Stock subject to the tandem Option and SAR award shall only be taken into account once (and not as to both awards) for purposes of this limit (and for purposes of the provisions of Section 4(b) below). Without limiting the generality of the foregoing, the maximum number of shares as to which Incentive Stock Options may be granted shall not exceed 10 million shares. The shares to be delivered under the Plan may consist, in whole or in part, of treasury Common Stock or authorized but unissued Common Stock, not reserved for any other purpose.

              (b)    Canceled or Terminated Awards.    Any shares of Common Stock subject to an Award (as determined under Section 4(a)) or any award made or granted under the Prior Plan which for any reason expires without having been exercised, is canceled or terminated or otherwise is settled without the issuance of any Common Stock shall again be available for grant under the Plans. In applying the immediately preceding sentence, if (i) shares otherwise issuable or issued in respect of, or as part of, any Award that are withheld to cover taxes shall not be treated as having been issued under the Plan and (ii) any SARs are settled in shares of

Common Stock or any Options are Net Exercised, only the net number of shares of Common Stock issued in respect of such SARs or Options shall be deemed issued under the Plan. In addition, shares of Common Stock tendered to exercise outstanding Options or other Awards or to cover taxes shall also be available for issuance under the Plan (and shall be counted as one share for purposes of Section 4(a)), except and unless such shares are tendered more than ten years after the effective date of the Plan.

              (c)    Repurchased Shares.    In addition to the shares otherwise authorized for issuance hereunder, any shares of Common Stock that are acquired by the Company through the application of the cash proceeds received in connection with the exercise of Options shall also be available for issuance under the Plan in the same manner as though such shares had been tendered to exercise the corresponding Options.

              (d)    Adjustment Due to Change in Capitalization.    In the event of any Common Stock dividend or Common Stock split, recapitalization (including, but not limited to, the payment of an extraordinary dividend to the shareholders of the Company), merger, consolidation, combination, spin-off, distribution of assets to shareholders (other than ordinary cash dividends), exchange of shares, or other similar corporate change, the aggregate number of shares of Common Stock available for grant under Section 4(a) or subject to outstanding Awards,, the respective exercise prices or base prices, if any, applicable to outstanding Awards and individual share award limits set forth in Section 3(f) will be appropriately adjusted by the Committee, in its discretion, and the Committee's determination shall be conclusive.

              (e)    Assumption of Options and Other Equity-Based Awards.    In the event that there is a merger, stock purchase or other transaction whereby the Company or any of its Subsidiaries acquires another business or any portion thereof, and that pursuant to the arrangements governing such acquisition, the Company agrees to provide options and/or other awards in respect of the Common Stock upon the assumption or in substitution of existing equity-based awards for other securities held by employees and other service providers of the acquired business, the shares of Common Stock subject to such assumed or substituted awards shall not be counted against the limits set forth under Section 4(a) (and no shares related to any such assumed or substituted awards shall be added to the number of awards issuable under this Plan pursuant to Section 4(b)), and none of the provisions of the Plan that would otherwise limit or constrain the ability of the Company to make such assumption or substitution (such as the provisions hereof that require the issuance of Options with an exercise price at least equal to the Fair Market Value on the date of grant) shall apply to the awards issued in substitution of the awards granted in respect of the employees and service providers of such acquired business.

SECTION 5.
STOCK OPTIONS

              (a)    Options may be granted to Participants in accordance with the terms of the Plan at such time or times as shall be determined by the Committee. Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonstatutory Stock Options. Except as otherwise provided herein, the Committee shall have complete discretion in determining the number of Options, if any, to be granted to a Participant, except that Incentive Stock Options may only be granted to Employees. The terms and conditions of each Option grant, including, but not limited to, the type of Option granted, the exercise price, the duration of the Option, the number of shares of Common Stock to which the Option pertains, shall be evidenced in writing. Each such Option grant may also contain such other terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine.

              (b)    Exercise Price.    Nonstatutory Stock Options and Incentive Stock Options granted pursuant to the Plan shall have an exercise price no less than the Fair Market Value of a share of Common Stock on the date on which the Option is granted. Except in the case of an adjustment effected pursuant to Section 4(d) , the Committee shall not (i) lower the exercise price of an Option after it is granted, (ii) cancel an Option when the exercise price exceeds the Fair Market Value of a share of Common Stock in exchange for case or another Award (other than in connection with a Change of Control) in accordance with Section 10), or (iii) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U. S. national securities exchange of which the Shares are listed.

              (c)    Exercise of Options.    The Committee shall determine the exercise schedule applicable with respect to any Option granted hereunder. Such schedule may require a minimum period of service that must be completed before all or a portion of such Option shall be exercisable, and may establish performance-based conditions to the exercise of such Option which are in addition to, in lieu of, or as an alternative to any service requirement. Subject to the provisions of this Section 5, once any portion of any Option has become exercisable it shall remain exercisable for its full term. The Committee shall determine the term of each Nonstatutory Stock Option or Incentive Stock Option granted hereunder, but, except as expressly provided below, in no event shall any such Option be exercisable for more than ten (10) years after the date on which it is granted.

              (d)    Payment.    The Committee shall establish procedures governing the exercise of Options. No shares shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Committee have been made to assure full payment of the exercise price therefor. Without limiting the generality of the foregoing, payment of the exercise price may be made (i) in cash or its equivalent; (ii) by exchanging shares of Common Stock (which are not the subject of any pledge or other security interest) which have been owned by the person exercising the Option for at least six (6) months at the time of exercise; (iii) by any combination of the foregoing; provided that the combined value of all cash and cash equivalents paid and the Fair Market Value of any such Common Stock tendered to the Company, valued as of the date of such tender, is at least equal to such exercise price; or (iv) in accordance with any other procedure or arrangement approved by the Committee. Additionally, to the extent authorized by the Committee (whether at or after grant), Options may be Net Exercised subject to such terms and conditions as the Committee may from time to time impose.

              (e)    Incentive Stock Options.    Notwithstanding anything in the Plan to the contrary, no Option that is intended to be an Incentive Stock Option may be granted after the tenth (10th) anniversary of the effective date of the Plan and no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of any Participant affected thereby, to disqualify any Incentive Stock Option under such Section 422. Incentive Stock Options may not be granted under the Plan to any Participant who is a 10% owner of the Company.

              (f)    Termination of Employment or Service.

                  (i)    Due to Death.    In the event a Participant's employment or service terminates by reason of death, any Options granted to such Participant shall become immediately exercisable in full and may be exercised by the Participant's designated beneficiary or, if none is named, by the person determined in accordance with Section 12(b) below, at any time prior to the earlier to occur of (i) the expiration of the term of the Options or (ii) the third (3rd) anniversary (or such earlier date as the Committee shall determine at the time of grant) of the Participant's death.

                  (ii)    Due to Disability.    In the event a Participant's employment or service is terminated by reason of Disability, any Options granted to such Participant shall become immediately exercisable in full and may be exercised by the Participant (or, in the event of the Participant's death after termination of employment or service when the Option is exercisable pursuant to its terms, by the Participant's designated beneficiary or, if none is named, by the person determined in accordance with Section 12 (b) below), at any time prior to the earlier to occur of (i) the expiration of the term of the Options or (ii) the third (3rd) anniversary (or such earlier date as the Committee shall determine at the time of grant) of the Participant's termination of employment or service.

                  (iii)    Approved Retirement.    Unless otherwise determined by the Committee at or following the time of grant, in the event a Participant's employment or service terminates by reason of Approved Retirement, the Participant shall be entitled to exercise (regardless of whether and to what extent exercisable prior thereto) (i) the number of Options (the "Last Year Options") granted during the year in which the Participant's employment or service terminates by reason of Approved Retirement (the "Retirement Year") equal to the product of (x) the Last Year Options, multiplied by (y) the Pro-Ration Fraction, and (ii) any Options granted to such Participant prior to the Retirement Year. Any exercisable Options held by a Participant at the time of the Participant's Approved Retirement (including any Last Year Options) may be exercised by the Participant (or, in the event of the Participant's death after termination of employment or service when the Option is exercisable pursuant to its terms, by the Participant's designated beneficiary or, if none is named, by the person determined in accordance with Section 12 (b) below), at any time prior to the expiration date of the term of the Options (or such shorter period following the Participant's Approved Retirement as the Committee shall determine at the time of grant). Any of the Last Year Options that are not exercisable at the date of a Participant's Approved Retirement shall be cancelled on such date.

                  (iv)    Termination of Employment For Cause.    In the event a Participant's employment or service is terminated by the Company or any Subsidiary for Cause or by the Participant other than due to the Participant's death, Disability, Approved Retirement or Resignation, any Options granted to such Participant that have not yet been exercised shall expire at the time of such termination and shall not be exercisable thereafter.

                  (v)    Termination for Resignation.    In the event a Participant's employment or service terminates due to the Participant's voluntary resignation other than on account of Approved Retirement (a "Resignation"), any of the Participant's then outstanding Options that are exercisable on the date of such Resignation may be exercised by the Participant (or, in the event of the Participant's death after such Resignation by the Participant's designated beneficiary or, if none is named, by the person determined in accordance with Section 12 (b) below), until the later of (i) the thirtieth (30th) day following the Participant's Resignation, or (ii) if, immediately prior to such Resignation, the Participant was subject to the Company's policies restricting sales of its securities (a "Restricted Participant"), the last day of the first Trading Window that commences on or following the termination of Participant's Resignation, but in no event following the expiration of the term of such Options. Any outstanding Options that are not exercisable at the time of a Participant's Resignation shall expire at the time of such Resignation and shall not be exercisable thereafter. The "Trading Window" is a period during which officers and other key employees of the Company and its Subsidiaries may sell Common Stock without restrictions under the applicable policies of the Company. A Trading Window generally opens on the third business day following the Company's earnings release and closes on the 15th day of the last month of the quarter in which the Trading Window is opened (or the previous day if the 15th of the last month of the quarter is not a business day).

                  (vi)    Termination of Employment for Any Other Reason.    Unless otherwise determined by the Committee at or following the time of grant, in the event the employment or service of the Participant shall terminate for any reason other than one described in Section 5(f)(i), (ii), (iii), (iv) or (v) above, any Options granted to such Participant which are exercisable at the date of the Participant's termination of employment or service may be exercised by the Participant (or, in the event of the Participant's death after termination of employment or service when the Option is exercisable pursuant to its terms, by the Participant's designated beneficiary, or, if none is named, by the person determined in accordance with Section 12 (b)), until the later of (i) the thirtieth (30th) day following the Participant's termination of employment or service, or (ii) if the Participant was a Restricted Participant, the last day of the first Trading Window that commences on or following the termination of Participant's service or employment), but in no event following the expiration of the term of such Options. Any Options that are not exercisable at the time of the Participant's termination of employment or service shall expire at the time of such termination and shall not be exercisable thereafter.

SECTION 6.
RESTRICTED STOCK AND RESTRICTED STOCK UNITS

              (a)    Grant of Restricted Stock.    The Committee may grant Restricted Stock or Restricted Stock Units to Participants at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan as it shall determine. If Restricted Stock is evidenced by the issuance of stock certificates, the Committee shall require that such stock certificates be held in the custody of the Secretary of the Company until the Period of Restriction lapses, and that, as a condition of such Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such award. The terms and conditions of each grant of Restricted Stock or Restricted Stock Units shall be evidenced in writing.

              (b)    Restrictions on Transferability.    Except as provided in Section 12(a), no Restricted Stock may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the lapse of the Period of Restriction. The Committee shall determine the Period of Restriction applicable with respect to any award of Restricted Stock. The Committee may provide that the Period of Restriction on Restricted Stock shall lapse, in whole or in part, upon the achievement of performance criteria, which criteria shall be selected from those available to the Committee under Section 7(c), provided, however, that any award of Restricted Stock made to any Executive Officer that is intended to qualify as other performance based compensation under Section 162(m) of the Code shall be subject to the same restrictions and limitations applicable to Performance Share Awards under Section 7(d) and subject to the certification required under Section 7(e).

              (c)    Rights as a Shareholder.    Unless otherwise determined by the Committee at the time of grant and subject to Section 3(g), Participants holding shares of Restricted Stock may exercise full voting rights and other rights as a shareholder with respect to those shares during the Period of Restriction.

              (d)    Termination of Employment Due to Disability or Death.    Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment or service terminates by reason of Disability or death, any shares related to Restricted Stock held by such Participant shall become non-forfeitable on the date of termination.

              (e)    Termination for Approved Retirement.    Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment or service terminates by reason of Approved Retirement, the following number of shares of Restricted Stock shall become non-forfeitable at the time the restrictions would have lapsed had the Participant continued in employment: (i) in case of any Award of Restricted Stock made to such Participant in the Retirement Year, the number of shares equal to the product of (i) the number of shares granted pursuant to such Award (the "Last Year Shares"), multiplied by the Pro-Ration Fraction and (ii) in the case of any Award of Restricted Stock made prior to the Retirement Year, the number of shares related to such Award. Notwithstanding the foregoing, the Committee may waive any forfeiture and transfer restrictions with respect to up to the portion of any Award of Restricted Stock described in the immediately preceding sentence as is necessary for the Participant to satisfy any applicable tax withholding obligations in connection with such Award arising at the time of such termination of employment. Any of the Last Year Shares that will not become nonforfeitable in accordance with this Section 6(e) shall be cancelled on such date.

              (f)    Termination of Employment for Any Other Reason.    Unless otherwise determined by the Committee at or after the time of grant, in the event the employment or service of the Participant shall terminate for any reason other than one described in Section 6(d), any Restricted Stock awarded to such Participant as to which the Period of Restriction has not lapsed shall be forfeited.

              (g)    Restricted Stock Units.    The Committee may elect to grant any Participant Restricted Stock Units, which are intended to be the economic equivalent of an award of Restricted Stock. Any such Restricted Stock Units Award shall be made on substantially the same terms as apply to an Award of Restricted Stock under this Section 6, except that a Participant receiving such Award shall not have any rights as a shareholder prior to the actual issuance of such Common Stock (although, pursuant to Section 3(g), the Committee may authorize the payment of dividend equivalents on such rights equal to the dividends that would have been payable had the corresponding equity rights been outstanding shares of Common Stock). Notwithstanding the foregoing provisions of this Section 6(g), at the time that an award of Restricted Stock Units is made (or, if later, at such time as may be permitted under transitional relief available under Section 409A of the Code), the time at which such award shall be payable (as opposed to when it becomes non-forfeitable) shall either (i) satisfy the requirements for such award to be treated as a short-term deferral within the meaning of Section 409A of the Code or (ii) shall be an event or fixed date (or more than one such permissible event or date, in the alternative) which is a permissible payment event or date for deferred compensation subject to Section 409A of the Code. For purposes of subclause (ii) of the immediately preceding sentence, if an award of Restricted Stock Units fails to specify an otherwise permissible event or date for payment, the payment date for any vested portion of any such award shall be the earlier of (i) within 60 days of the originally stated time vesting date (or, where multiple dates are used for different portions of such award, each such vesting date for each such portion), determined without regard to any accelerated vesting otherwise applicable to such award, or (ii) as provided in Section 10, the occurrence of a Change of Control which is also a change in ownership or effective control of the Company within the meaning of Section 409A of the Code.

SECTION 7.
PERFORMANCE SHARES AND PERFORMANCE UNITS

              (a)    Generally.    The Committee shall have the authority to determine the Participants who shall receive Performance Shares and Performance Units, the number of Performance Shares and the number and value of Performance Units each Participant receives for each or any Performance Period, and the Performance Criteria applicable in respect of such Performance Shares and Performance Units for each Performance Period. The Committee shall determine the duration of each Performance Period (the duration of Performance Periods may differ from each other), and there may be more than one Performance Period in existence at any one time as to any Participant or all or any class of Participants. Performance Periods may be no shorter than twelve months. Each grant of Performance Shares and Performance Units shall be evidenced in writing and shall specify the number of Performance Shares and the number and value of Performance Units awarded to the Participant, the Performance Criteria applicable thereto, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine. No shares of Common Stock will be issued at the time an Award of Performance Shares is made, and the Company shall not be required to set aside a fund for the payment of Performance Shares or Performance Units.

              (b)    Earned Performance Shares and Performance Units.    Performance Shares and Performance Units shall become earned, in whole or in part, based upon the attainment of specified Performance Criteria or the occurrence of any event or events, including a Change of Control, as the Committee shall determine, either at or after the time of grant. In addition to the achievement of the specified Performance Criteria, the Committee may, at the grant date, condition payment of Performance Shares and Performance Units on the Participant completing a minimum period of service following the date of grant or on such other conditions as the Committee shall specify.

              (c)    Performance Criteria.    At the discretion of the Committee, Performance Criteria may be based on the total return to the Company's shareholders, inclusive of dividends paid, during the applicable Performance Period (determined either in absolute terms or relative to the performance of one or more similarly situated companies or a published index covering the performance of a number of companies), or upon the attainment of one or more of the following criteria, whether in absolute terms or relative to the performance of one or more similarly situated companies or a published index covering the performance of a number of companies: stock price, operating earnings, net income (before or after taxes), operating income (before or after taxes), operating margin, gross margin, net earnings, return on equity, income, market share, combined ratio, level of expenses, growth in revenue, earnings before interest, taxes, depreciation and amortization (EBITDA), earnings before interest and taxes (EBIT), cash flow (including operating cash flow and free cash flow), cash flow per share (before or after dividends), earnings per share, book value per share, net revenue, return on revenue, return on invested capital, return on assets, cash flow return on investment, cash flow return on capital, economic value added, assets under management, improvements in or attainment of working capital levels, debt ratio, and, in the case of persons who are not Executive Officers, such other criteria as may be determined by the Committee. Performance Criteria may be established on a Company-wide basis or with respect to one or more business units or divisions or Subsidiaries. When establishing Performance Criteria for a Performance Period, the Committee may exclude any or all "extraordinary items" as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company or any Subsidiary, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes. Except to the extent that the exercise of (or the ability to exercise) such discretion in the case of Awards to Executive Officers intended to be other performance-based compensation under Section 162(m)(4) of the Code would cause them to fail to satisfy that requirement, the Committee may also adjust the Performance Criteria for any Performance Period as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

              (d)    Special Rule for Performance Criteria.    If, at the time of grant, the Committee intends a Performance Share Award or Performance Unit to qualify as other performance based compensation within the meaning of Section 162(m)(4) of the Code, the Committee must establish Performance Criteria for the applicable Performance Period no later than the 90th day after the Performance Period begins (or by such other date as may be required under Section 162(m) of the Code), and the Committee shall not have the authority in respect of such Awards to exercise any discretion applicable to a grant of Performance Shares or Performance Units otherwise conveyed by this Section 7, if the ability to exercise such discretion would cause such Award not to qualify as other performance based compensation.

              (e)    Certification of Attainment of Performance Criteria.    As soon as practicable after the end of a Performance Period and prior to any payment in respect of such Performance Period, the Committee shall certify in writing the number of Performance Shares and the number and value of Performance Units which have been earned on the basis of performance in relation to the established Performance Criteria.

              (f)    Payment of Awards.    Earned Performance Shares and the value of earned Performance Units shall be distributed to the Participant or, if the Participant has died, to the Participant's beneficiary, as soon as practicable after the expiration of the Performance Period and the Committee's certification under paragraph 7(e) above, but in no event later than the March 15 of the calendar year following the end of the Performance Period, provided that (i) earned Performance Shares and the value of earned Performance Units shall not be distributed to a Participant until any other conditions on payment of such Awards established by the Committee have been satisfied, and (ii) any amounts payable in respect of Performance Shares or Performance Units pursuant to Section 10 shall be distributed in accordance with Section 10. The Committee shall determine whether Performance Shares and the value of earned Performance Units are to be distributed in the form of cash, shares of Common Stock or in a combination thereof, with the value or number of shares payable to be determined based on the Fair Market Value of Common Stock on the date of the Committee's certification under paragraph 7(e) above.

              (g)    Newly Eligible Participants.    Notwithstanding anything in this Section 7 to the contrary, the Committee shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Participant who becomes eligible to receive Performance Shares or Performance Units after the commencement of a Performance Period.

              (h)    Termination of Employment.

                  (i)    Termination of Employment due to Approved Retirement, Disability or Death.    Unless otherwise determined by the Committee at or after the time of grant, a Participant whose employment or service terminates by reason of Approved Retirement, Disability or death prior to the last day of the first year in the Performance Period shall be entitled to receive (i) the same payment or distribution in respect of Performance Shares and Performance Units that would have been payable for the Performance Period had his or her employment continued until the end of the applicable Performance Period (the "Earned Performance Payment"), multiplied by (ii) the Pro-Ration Fraction. Unless otherwise determined by the Committee at the time of grant, in the event that a Participant's employment or service terminates by reason of the Participant's Approved Retirement, Disability or death on or after the last day of the first year in the Performance Period, the Participant shall be entitled to receive the Earned Performance Payment. Any Performance Shares or value of Performance Units becoming payable in accordance with the preceding sentence shall be paid at the same time as Performance Shares and the value of Performance Units are paid to other Participants (or at such earlier time as the Committee may permit). Any rights that a Participant or beneficiary may have in respect of any Performance Shares or Performance Units outstanding at the date of such termination of employment that may not be earned (or that are eligible to be earned, but are not earned) in accordance with this section 7(h)(i) shall be forfeited and canceled, effective as of the date of the Participant's termination of employment or service (or, if eligible to be earned, but are not earned, the date of the Committee's certification pursuant to Section 7(e)).

                  (ii)    Termination for any Other Reason.    Unless otherwise determined by the Committee at or after the time of grant, in the event the employment or service of the Participant shall terminate during a Performance Period for any reason other than the one described in Section 7(h)(i), all of the Participant's rights to Performance Shares and Performance Units related to such Performance Period shall be immediately forfeited and canceled as of the date of such termination of employment.

                  (iii)    Cause.    Notwithstanding anything in this Section 7 to the contrary, a Participant's rights in respect of unearned Performance Shares and Performance Units shall in all events be immediately forfeited and canceled as of the date of the Participant's termination of employment for Cause.

SECTION 8.
STOCK APPRECIATION RIGHTS

              (a)    Grant of SARs.    SARs may be granted to Participants at such time or times as shall be determined by the Committee. SARs may be granted in tandem with an Option, or may be granted on a freestanding basis, not related to any Option. The term and conditions of any SAR grant shall be evidenced in writing, and shall include such provisions not inconsistent with the Plan as the Committee shall determine.

              (b)    Terms and Conditions of SARs.    Unless the Committee shall otherwise determine, the terms and conditions (including, without limitation, the exercise period of the SAR, the vesting schedule applicable thereto and the impact of any termination of service on the Participant's rights with respect to the SAR) applicable with respect to (i) SARs granted in tandem with an Option shall be substantially identical (to the extent possible taking into account the differences related to the character of the SAR) to the terms and conditions applicable to the tandem Options and (ii) freestanding SARs shall be substantially identical (to the extent possible taking into account the differences related to the character of the SAR) to the terms and conditions that would have been applicable under Section 5 above were the grant of the SARs a grant of an Option.

              (c)    Exercise of Tandem SARs.    SARs which are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of shares and may be exercised only with respect to the shares of Common Stock for which the related Option is then exercisable.

              (d)    Payment of SAR Amount.    Upon exercise of a SAR, the holder shall be entitled to receive payment, in cash, in shares of Common Stock or in a combination thereof, as determined by the Committee, of an amount determined by multiplying:

                  (i)           the excess, if any, of the Fair Market Value of a share of Common Stock at the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant, by

                  (ii)          the number of shares of Common Stock with respect to which the SARs are then being exercised.

SECTION 9.
OTHER STOCK BASED AWARDS

              (a)    Other Stock-Based Awards.    The Committee may grant other types of equity-based and equity-related awards in addition to Options, SARs, Restricted Stock, Performance Shares, Restricted Stock Units and Performance Units, including, but not limited to, the outright grant of Common Stock in satisfaction of obligations of the Company or any Subsidiary under another compensatory plan, program or arrangement, modified awards intended to comply with or structured in accordance with the provisions of applicable non-U.S. law or practice, or the sale of Common Stock, in such amounts and subject to such terms and conditions as the Committee shall determine, including, but not limited to, the satisfaction of Performance Criteria. Each such Other Stock-Based Award shall be evidenced in writing and specify the terms and conditions applicable thereto. Any such Other Stock-Based Award may entail the transfer of actual shares of Common Stock or the payment of the value of such Award in cash based upon the value of a specified number of shares of Common Stock, or any combination of the foregoing, as determined by the Committee. The terms of any Other Stock-Based Award need not be uniform in application to all (or any class of) Participants, and each Other Stock-Based Award granted to any Participant (whether or not at the same time) may have different terms.

              (b)    Termination of Employment or Service.    In addition to any other terms and conditions that may be specified by the Committee but subject to the limitations set forth in Section 9(a), each Other Stock Based Award shall specify the impact of termination of employment upon the rights of a Participant in respect of such Award. At the discretion of the Committee, such conditions may be the same as those which apply with respect to Restricted Stock or Restricted Stock Units, or may be contain terms that are more or less favorable to the Participant.

SECTION 10.
CHANGE OF CONTROL

              (a)    Accelerated Vesting and Payment.    Subject to the provisions of Section 10(b) below, in the event of a Change of Control (i) each Option and SAR then outstanding shall be fully exercisable regardless of the exercise schedule otherwise applicable to such Option and/or SAR, (ii) the Period of Restriction shall lapse as to each share of Restricted Stock then outstanding, (iii) each outstanding Restricted Stock Unit shall become fully vested and payable, (iv) each outstanding Performance Share Award and Performance Unit Award shall be deemed earned at the level of performance specified in the Award Agreement for such Award, and (v) each outstanding Other Stock-Based Award shall become fully vested and payable. In addition, in connection with such a Change of Control, the Committee may, in its discretion, provide that each Option and/or SAR shall, upon the occurrence of such Change of Control, be canceled in exchange for a payment per share in cash (the "Settlement Payment") in an amount equal to the excess, if any, of the Fair Market Value over the exercise price for such Option or the base price of such SAR. Should the Committee authorize any Settlement Payments in respect of Options, the Committee may determine that any Options which have an exercise price per share below the Fair Market Value shall be deemed cancelled and satisfied in full for a deemed Settlement Payment of zero. The Committee may also direct that each Restricted Stock Unit, Other Stock-Based Award, Performance Share and/or Performance Unit shall be settled in cash with its value determined based on the Change of Control Price.

              (b)    Alternative Awards.    Notwithstanding Section 10(a), except as otherwise specified in Section 10(c) below, no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith, prior to the occurrence of a Change of Control, that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an "Alternative Award"), by a Participant's employer (or the parent or an affiliate of such employer) immediately following the Change of Control; provided that any such Alternative Award must:

                  (i)           be based on stock which is traded on an established U.S. securities market;

                  (ii)          provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment; provided that, if determined by the Committee, Performance Share and Performance Unit Awards may be converted into Alternative Awards that vest and become payable solely upon the continued performance of services and in respect of the amount that would have been payable based upon performance through the date of the Change in Control or other measure of performance specified in the Participant's applicable Award Agreement.

                  (iii)         have substantially equivalent economic value to such Award (determined at the time of the Change of Control and using valuation principles permitted under Treas. Reg. §1.424-1); and

                  (iv)         have terms and conditions which provide that in the event that, during the 24-month period following the Change of Control, the Participant's employment or service is involuntarily terminated for any reason (including, but not limited to a termination due to death, Disability or without Cause) or Constructively Terminated (as defined below), all of such Participant's Options and/or SARs shall be deemed immediately and fully exercisable, the Period of Restriction shall lapse as to each of the Participant's outstanding Restricted Stock awards, each of the Participant's outstanding Restricted Stock Units, Performance Shares and Performance Unit Awards. Other Stock-Based Awards shall be payable in full and each such Alternative Award shall be settled for a payment per each share of stock subject to the Alternative Award in cash, in immediately transferable, publicly traded securities or in a combination thereof, in an amount equal to, in the case of an Option or SAR, the excess of the fair market value of such stock on the date of the Participant's termination over the corresponding exercise or base price per share and, in the case of any Restricted Stock, Restricted Stock Unit, or Other Stock-Based Award, the fair market value of the number of shares of stock subject or related thereto.

For this purpose, a Participant's employment or service shall be deemed to have been Constructively Terminated if, without the Participant's written consent, the Participant terminates employment or service within 120 days following either (x) a material reduction in the Participant's base salary or a Participant's incentive compensation opportunity, or (y) the relocation of the Participant's principal place of employment or service to a location more than 50 miles away from the Participant's prior principal place of employment or service.

              (c)    Section 409A.    Should any event constitute a Change of Control for purposes of the Plan, but not constitute a change of control within the meaning of Section 409A of the Code, with respect to any Award that is deferred compensation for purposes of Section 409A (i.e., that is not exempt from the application of such Section by reason of an available exemption, such as for stock rights, restricted property or awards qualifying as short-term deferral within the meaning of such Section 409A of the Code), no payment or distribution shall be made to any affected Participant by reason of such Change of Control (although any other modification or enhancement to the Award, such as accelerated vesting, shall still apply) and the value of such Award as determined by the Committee prior to such Change of Control shall be paid to the affected Participant on the earlier to occur of (i) the day after the six month anniversary of such Participant's termination of employment and (ii) whichever of the following is applicable to such Award (A) with respect to any unvested Award that would have become vested solely upon the passage of time and the continued performance of service, the date the Award would have otherwise become vested without regard to the Change of Control, (B) with respect to any unvested Award that would have become vested upon the achievement of specified Performance Criteria, on the day following the last day of the applicable Performance Period or (C) if the Award was already vested at the time the Change of Control occurs, on the date on which the Award would have expired or been payable in accordance with its terms. If an event occurs that constitutes a Change of Control both for purposes of the Plan and Section 409A of the Code, then Section 10(b) shall not be applicable with respect to any Award that is deferred compensation for purposes of Section 409A (i.e., that is not exempt from the application of such Section by reason of an available exemption, such as for stock rights, restricted property or awards qualifying as short-term deferral within the meaning of such Section 409A of the Code).

SECTION 11.
AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

              The Board may, at any time and from time to time amend, modify, suspend, or terminate this Plan, in whole or in part, without notice to or the consent of any Participant, Employee or Agent; provided, however, that any amendment which would (i) increase the number of shares available for issuance under the Plan, (ii) lower the exercise price of an Option or SAR after it is granted, cancel an Option or SAR when the exercise price exceeds the Fair Market Value of a share of Common Stock in exchange for cash or another Award including Options or SARs (other than in connection with a Change of Control in accordance with Section 10), or take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U. S. national securities exchange on which the Shares are listed, (iii) extend the maximum term for Options or SARs granted hereunder or (iv) otherwise amend the Plan in a material fashion that would require the approval of shareholders under the applicable rules and regulations of any exchange or automated quotation system on which the Common Stock is listed to trade shall be subject to the approval of the Company's shareholders. No amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant.

SECTION 12.
MISCELLANEOUS PROVISIONS

              (a)    Transferability.    No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than in accordance with Section 12 (b) below, provided that the Committee may permit transfers of Awards (other than Incentive Stock Options) to Family Members (including, without limitation, transfers effected by a domestic relations order) subject to such terms and conditions as the Committee shall determine, including requiring that such Awards be transferred without the receipt of consideration by the Participant.

              (b)    Beneficiary Designation.    Each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of the Participant's death; provided that, if the Participant shall not have designated any beneficiary under this Plan, the Participant's beneficiary shall be deemed to be the person designated by the Participant under the group life insurance plan of the Company or a Subsidiary in which such Participant participates (unless such designated beneficiary is not a Family Member). Each designation made hereunder will revoke all prior designations by the same Participant with respect to all Awards previously granted (including, solely for purposes of this Plan, any deemed designation), shall be in a form prescribed by the Committee, and will be effective only when received by the Committee in writing during the Participant's lifetime. In the absence of any such effective designation (including a deemed designation), benefits remaining unpaid at the Participant's death shall be paid to or exercised by the Participant's surviving spouse, if any, or otherwise to or by the Participant's estate. Except as otherwise expressly provided herein, nothing in this Plan is intended or may be construed to give any person other than Participants any rights or remedies under this Plan.

              (c)    Deferral of Payment.    At the time any Award is granted (or such earlier time as the Committee may require), the Committee may permit a Participant to elect, upon such terms and conditions as the Committee may establish, to defer receipt of shares of Common Stock that would otherwise be issued in connection with an Award.

              (d)    No Guarantee of Employment or Participation.    The existence of this Plan, as in effect at any time or from time to time, or any grant of Award under the Plan shall not interfere with or limit in any way the rights of the Company or any Subsidiary to terminate any Participant's employment or other service provider relationship at any time, nor confer upon any Participant any rights to continue in the employ or service of the Company or any Subsidiary or any other affiliate of the Company. Except to the extent expressly selected by the Committee to be a Participant, no person (whether or not an Employee, an Agent or a Participant) shall at any time have a right to be selected for participation in the Plan or, having been selected as a Participant, to receive any additional awards hereunder, despite having previously participated in an incentive or bonus plan of the Company or an affiliate. The existence of the Plan shall not be deemed to constitute a contract of employment between the Company or any affiliate and any Employee, Agent or Participant, nor shall it constitute a right to remain in the employ or service of the Company or any affiliate. Except as may be provided in a separate written agreement, employment with or service for the Company or any affiliate is at-will and either party may terminate the participant's employment or other service provider relationship at any time, for any reason, with or without cause or notice.

              (e)    Tax Withholding.    The Company or an affiliate shall have the right to deduct from all payments or distributions hereunder any federal, state, foreign or local taxes or other obligations required by law to be withheld with respect thereto. The Company may defer issuance of Common Stock in respect of any Award until such requirements are satisfied. The Committee may, in its discretion, permit a Participant to elect, subject to such conditions as the Committee shall impose, (i) to have shares of Common Stock otherwise to be issued under the Plan withheld by the Company or (ii) to deliver to the Company previously acquired shares of Common Stock, in either case for the greatest number of whole shares having a Fair Market Value on the date immediately preceding the date on which the applicable tax liability is determined not in excess of the minimum amount required to satisfy the statutory withholding tax obligations with respect to any Award.

              (f)    No Limitation on Compensation; Scope of Liabilities.    Nothing in the Plan shall be construed to limit the right of the Company to establish other plans if and to the extent permitted by applicable law. The liability of the Company or any affiliate under this Plan is limited to the obligations expressly set forth in the Plan, and no term or provision of this Plan may be construed to impose any further or additional duties, obligations, or costs on the Company or any affiliate thereof or the Committee not expressly set forth in the Plan.

              (g)    Requirements of Law.    The granting of Awards and the issuance of shares of Common Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

              (h)    Term of Plan.    The Plan shall be effective upon the date, if any, on which it is approved by the Company's shareholders. The Plan shall continue in effect, unless sooner terminated pursuant to Section 11 above, until the tenth anniversary of the date of such shareholder approval.

              (i)    Governing Law.    The Plan, and all Awards granted hereunder (and the terms and conditions of any document evidencing any such grant), shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to principles of conflict of laws.

              (j)    No Impact On Benefits.    Except as may otherwise be specifically stated under any employee benefit plan, policy or program, Awards shall not be treated as compensation for purposes of calculating an Employee's or Agent's right or benefits under any such plan, policy or program.

              (k)    No Constraint on Corporate Action.    Except as provided in Section 11 above, nothing contained in this Plan shall be construed to prevent the Company, or any affiliate, from taking any corporate action (including, but not limited to, the Company's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets) which is deemed by it to be appropriate, or in its best interest, whether or not such action would have an adverse effect on this Plan, or any awards made under this Plan. No director, beneficiary, or other person shall have any claim against the Company, or any of its affiliates, as a result of any such action.

              (l)    Indemnification.    Each member of the Board and each member of the Committee shall be indemnified and held harmless by the Company and each Employer against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member of the Board or Committee in connection with or resulting from any claim, action, suit, or proceeding to which such member may be made a party or in which such member may be involved by reason of any action taken or failure to act under the Plan (in the absence of bad faith) and against and from any and all amounts paid by such member in settlement thereof, with the Company's approval, or paid by such member in satisfaction of any judgment in any such action, suit, or proceeding against such member, provided that such member shall give the Company an opportunity, at its own expense, to handle and defend the same before such member undertakes to handle and defend it individually. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which any such person may be entitled under the Company's Certificate of Incorporation or By-Laws, by contract, as a matter of law, or otherwise.

              (m)    Rights as a Stockholder.    A Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by any Award until the Participant shall have become the holder of record of such shares.

              (n)    Captions.    The headings and captions appearing herein are inserted only as a matter of convenience. They do not define, limit, construe, or describe the scope or intent of the provisions of the Plan.

APPENDIX C

Mclagan Investment Management Survey Participants

AllianceBernstein L.P.	Fidelity Investments	Neuberger Berman Group
Allianz Asset Management of America L.P.	Franklin Templeton Investments	Nuveen Investments
American Century Investments	GE Asset Management Inc.	Old Mutual Asset Management
Babson Capital Management LLC	Goldman Sachs Asset Management	Oppenheimer Funds, Inc.
BlackRock	Guggenheim Investments	Pacific Investment Management Company
BNY Mellon Cash Investment Strategies	Invesco	Principal Global Investors
Bridgewater Associates	Janus Capital Group	Putnam Investments
Capital Group Companies, Inc., The	Jennison Associates	Pyramis Global Advisors
Charles Schwab Investment Management, Inc.	JPMorgan Asset Management	Russell Investments
Columbia Management Investment Advisors	Legg Mason & Co.	State Street Global Advisors
Credit Suisse Asset Management	Loomis, Sayles & Company, L.P.	T. Rowe Price Associates, Inc.
Delaware Investments	Lord, Abbett & Co.	Trust Company of the West
Deutsche Asset Management	Mellon Capital Management	UBS Global Asset Management
Dimensional Fund Advisors Inc.	MFS Investment Management	Vanguard Group, Inc., The
Eaton Vance Investment Managers	Morgan Stanley Investment Management	Wellington Management Co.
Federated Investors, Inc.	Natixis Global Asset Management	Western Asset Management Company

Towers Watson Diversified Insurance Study of Executive Compensation Participants

AFLAC	John Hancock	Phoenix Companies
AIG	Lincoln Financial	Principal Financial
Allstate	Massachusetts Mutual	Prudential Financial
AXA Group	MetLife	Securian Financial
CIGNA	Nationwide	Sun Life Financial
CNO Financial	New York Life	Thrivent Financial
Genworth Financial	Northwestern Mutual	TIAA-CREF
Guardian Life	One America Financial	Transamerica
Hartford Financial	Pacific Life	Unum Group
ING		USAA

 Towers Watson Financial Services Executive Compensation Participants

1st Source	Farm Credit Bank of Texas	Northwestern Mutual
AAA Insurance Exchange Northern California, Utah & Nevada	Farm Credit Foundations	NRUCFC
AAA Northern California, Utah & Nevada	Farmers Group	Ohio National Financial Services
ACE Limited	Federal Home Loan Bank of Atlanta	Old Second National Bank
Acuity	Federal Home Loan Bank of San Francisco	One America Financial Partners
AEGIS Insurance Services	Federal Reserve Bank of Atlanta	OneBeacon Insurance
AFLAC	Federal Reserve Bank of Cleveland	Pacific Life
AIG	Federal Reserve Bank of Dallas	Penn Mutual Life
Allianz	Federal Reserve Bank of San Francisco	People's Bank
Allstate	Federal Reserve Bank of St. Louis	Phoenix Companies
Ally Financial	Fidelity Investments	PlainsCapital
American First Credit Union	Fifth Third Bancorp	Plymouth Rock Assurance
AMERIGROUP	FINRA	PMI Group
Ameriprise Financial	First Citizens Bank	Popular
Ameritas Life	First Commonwealth Financial	Portfolio Recovery Associates
Ameritrade	First Horizon National	Premera Blue Cross
Anchor Bank N.A.	First Midwest Bancorp	Presidential Life
Arthur J. Gallagher & Company	First National Bank in Sioux Falls	Principal Financial Group
Associated Banc-Corp	First National of Nebraska	PrivateBancorp
Auto Club Group	First Niagara Financial Group	Progressive
Aviva	Franklin Resources	Protective Life
AXA Group	Freddie Mac	Provident Bank
Bank of America	Fulton Financial	Prudential Financial
Bank of Blue Valley	Genworth Financial	QTI Human Resources
Bank of Montreal	Great-West Life Annuity	RaboBank
Bank of Tampa	Guardian Life	Regions Financial
Bank of the West	Hancock Holding	RLI
Bankers Bank	Hartford Financial Services	Rockland Trust Company
BB&T	Health Net	Royal Bank of Canada
BBVA	Highmark, Inc.	SBLI of Massachusetts
Blue Cross Blue Shield of Florida	Horizon BlueCross BlueShield of New Jersey	Securian Financial Group

Blue Cross Blue Shield of Louisiana	Humana	Security National Bank
Blue Shield of California	Huntington Bancshares	SLM
Boeing Employees Credit Union	Iberia Bank	Springleaf Financial Services
BOK Financial	Independence Blue Cross	Star Financial Bank
Brandywine Trust Company	ING	State Farm Insurance
Bremer Financial	Inland Bancorp	State Street
Capital City Bank Group	INTRUST Bank NA	Sun Life Financial
Capital One Financial	Jackson National Life	SunTrust Banks
CapStar Bank	John Hancock	SVB Financial
Caterpillar Financial Services	KeyCorp	Synovus Financial Corporation
Centene	Liberty Mutual	TD Bank Financial Group
Chicago Mercantile Exchange	Loews	Thrivent Financial for Lutherans
Chubb	LPL Financial	TIAA-CREF
CIGNA	MAPFRE U.S.A.	Torus Insurance
Citi North American Operations & Technology	MARKEL	Towers Federal Credit Union
Citizens Property Insurance	Marsh & McLennan	Transamerica
Citizens Republic Bank	Massachusetts Mutual	Travelers
City National Bank	MasterCard	U.S. Bancorp
City National Bank of West Viginia	Mauch Chunk Trust Company	Union Bank N.A.
CLS	MB Financial	United Bankshares
CNA	Mechanics Bank	UnitedHealth
CNO Financial	Mercedes-Benz Financial Services	University FCU
Comerica	MetLife	Unum Group
Cullen Frost Bankers	MoneyGram International	USAA
CUNA Mutual	Moody's Corporation	Utica National Insurance
East West Bank	Munich re Group	Visa
Eastern Bank	Mutual of Omaha	W.J. Bradley Mortgage Capital
eBay	NASDAQ	Webster Bank
Edward Jones	Nationwide	Wellpoint
Employers Mutual Casualty Company	Navy Federal Credit Union	Wells Fargo
Equifax	NCCI Holdings	Western Union
Equity Office Properties	New York Life	Willis North America
Erie Insurance	Northern Trust	WSFS Bank
ESL Federal Credit Union	Northwest Bancorp Inc.	Zion's Bancorporation

EE-9039-12

IMPORTANT ANNUAL MEETING INFORMATION

Annual Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the

Principal Financial Group, Inc. Annual Meeting to be Held on Tuesday, May 20, 2014

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

If you want to receive a paper copy or an e-mail of these materials, you must request one. There is no charge to you for this request. Please make your request as instructed on the reverse side on or before May 9, 2014 to facilitate timely delivery.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report are available at:

www.investorvote.com

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

Step 1:     Go to www.investorvote.com.

Step 2:     Follow the instructions on the screen to log in.

Step 3:     Click on the icon on the right to view the current meeting materials.

Step 4:     Return to the investorvote.com window and make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

01SKVB

Annual Meeting Notice

Principal Financial Group, Inc.’s Annual Meeting will be held on May 20, 2014 at 711 High Street, Des Moines, Iowa, at 9:00 a.m. Central Daylight Time.

The Board of Directors recommends a vote FOR proposals 1, 2, 3, 4 and 5:

1.              Election of Directors

2.              Approval of 2014 Director’s Stock Plan

3.              Approval of 2014 Stock Incentive Plan

4.              Advisory vote to approve executive compensation

5.              Ratification of independent auditors

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go to www.investorvote.com, or you can request a set of proxy materials by following the instructions at the bottom of this page. If you wish to attend the Annual Meeting, please bring proof of share ownership and photo identification with you.

Directions to the Principal Financial Group, Inc. 2014 Annual Meeting

2014 Annual Meeting of Principal Financial Group, Inc. Shareholders

Tuesday, May 20, 2014, 9:00 a.m. Central Daylight Time
Auditorium

711 High Street, Des Moines, Iowa

Upon arrival, please present proof of share ownership and photo identification at the registration desk.

You do not need to attend the Annual Meeting to vote.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or e-mail options below.

E-mail copies: Current and future e-mail delivery requests must be submitted via the Internet following the instructions below. If you request an e-mail copy of current materials you will receive an e-mail with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

•  Telephone - Call us free of charge at 1-866-641-4276 in the USA, US territories & Canada using a touch-tone phone.

•  Internet - Go to www.investorvote.com.

•  E-mail - Send an e-mail to investorvote@computershare.com with “Proxy Materials PFG” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the e-mail that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 9, 2014.

01SKVB

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your card, you may choose one of the voting methods outlined below.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Votes submitted by the Internet or telephone must be received by 1:00 a.m., Central Daylight Time, on May 16, 2014.

Vote by Internet

• Log on to the Internet and go to www.investorvote.com

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

• Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Voting Instruction Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Against	Abstain

01 - Betsy J. Bernard	☐	☐	☐

02 - Jocelyn Carter-Miller	☐	☐	☐

03 - Gary E. Costley	☐	☐	☐

04 - Dennis H. Ferro	☐	☐	☐

B Proposals

The Board of Directors recommends a vote FOR Proposals 2, 3, 4 and 5.

	For	Against	Abstain

2. Approval of 2014 Directors Stock Plan	☐	☐	☐

3. Approval of 2014 Stock Incentive Plan	☐	☐	☐

4. Advisory vote to approve executive compensation	☐	☐	☐

5. Ratification of independent auditors	☐	☐	☐

C Change of Address

Change of Address — Please print new address below.

D Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

01SKTA

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Voting Instruction Card — Principal Financial Group, Inc.

By signing this voting instruction card, you hereby authorize Bankers Trust Company, NA of Des Moines, Iowa, the Trustee for The Principal Select Savings Plan for Employees and The Principal Select Savings Plan for Individual Field (“401(k)”), as holder of plan assets invested in Principal Financial Group, Inc. common stock, to vote in person or by proxy all shares credited to your account as of March 26, 2014, the record date, at the 2014 annual meeting of shareholders to be held on May 20, 2014 or at any adjournment or postponement thereof.

Indicate how the underlying Principal Financial Group, Inc. shares allocated to your plan account are to be voted by the trustee by marking the boxes on the reverse side. If you sign the voting instruction card but give no directions, the trustee will vote your shares for the election of all listed nominees and in accordance with the Board of Directors recommendations on the other matters listed on the reverse side. If you do not complete the voting instruction card, the trustee will vote your shares as the trustee determines in its discretion.

SEE REVERSE SIDE FOR IMPORTANT INFORMATION ABOUT VOTING BY INTERNET OR TELEPHONE.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your card, you may choose one of the voting methods outlined below.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Votes submitted by the Internet or telephone must be received by 1:00 a.m., Central Daylight Time, on May 16, 2014.

Vote by Internet

• Log on to the Internet and go to www.investorvote.com

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

• Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Voting Instruction Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Against	Abstain

01 - Betsy J. Bernard	☐	☐	☐

02 - Jocelyn Carter-Miller	☐	☐	☐

03 - Gary E. Costley	☐	☐	☐

04 - Dennis H. Ferro	☐	☐	☐

B Proposals

The Board of Directors recommends a vote FOR Proposals 2, 3, 4 and 5.

	For	Against	Abstain

2. Approval of 2014 Directors Stock Plan	☐	☐	☐

3. Approval of 2014 Stock Incentive Plan	☐	☐	☐

4. Advisory vote to approve executive compensation	☐	☐	☐

5. Ratification of independent auditors	☐	☐	☐

C Change of Address

Change of Address — Please print new address below.

D Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

01SKUA

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Voting Instruction Card — Principal Financial Group, Inc.

By signing this voting instruction card, you hereby authorize Northern Trust Investments, Inc., Portfolio Manager of The Principal Financial Group, Inc. Stock Separate Account, to vote as agent for Principal Life Insurance Company, in person or by proxy, all shares attributable to units credited to your plan account as of March 26, 2014, the record date, at the 2014 annual meeting of shareholders to be held on May 20, 2014 or at any adjournment or postponement thereof.

Indicate how your interests are to be voted by the Portfolio Manager by marking the boxes on the reverse side. If you sign the voting instruction card but give no directions, Northern Trust will vote your interests in accordance with the Board of Directors recommendations. If you do not complete the voting instruction card, Northern Trust will vote your interests in the same proportion as the shares held in the Separate Account as to which Northern Trust has received voting instructions.

SEE REVERSE SIDE FOR IMPORTANT INFORMATION ABOUT VOTING BY INTERNET OR TELEPHONE.

IMPORTANT ANNUAL MEETING INFORMATION

2014 Annual Meeting Proxy Card

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your card, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Daylight Time, on May 20, 2014.

Vote by Internet

• Log on to the Internet and go to www.investorvote.com

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

• Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Against	Abstain

01 - Betsy J. Bernard	☐	☐	☐

02 - Jocelyn Carter-Miller	☐	☐	☐

03 - Gary E. Costley	☐	☐	☐

04 - Dennis H. Ferro	☐	☐	☐

B Proposals

The Board of Directors recommends a vote FOR Proposals 2, 3, 4 and 5.

	For	Against	Abstain

2. Approval of 2014 Directors Stock Plan	☐	☐	☐

3. Approval of 2014 Stock Incentive Plan	☐	☐	☐

4. Advisory vote to approve executive compensation	☐	☐	☐

5. Ratification of independent auditors	☐	☐	☐

C Change of Address

Change of Address — Please print new address below.

D Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

01SKRA

2014 Annual Meeting

2014 Annual Meeting of

Principal Financial Group, Inc. Shareholders

Tuesday, May 20, 2014, 9:00 a.m. Central Daylight Time
Auditorium

711 High Street, Des Moines, Iowa

Upon arrival, please show proof

of share ownership and photo identification
at the registration desk.

You do not need to attend the
Annual Meeting to vote.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Principal Financial Group, Inc.

This proxy is solicited on behalf of the Board of Directors of Principal Financial Group, Inc. for the annual meeting of shareholders to be held at 9:00 a.m. Central Daylight Time, May 20, 2014, in the auditorium at the corporate headquarters.

The shareholder signator(s) on this form hereby appoints Ralph C. Eucher, Terrance J. Lillis and Karen E. Shaff, and each of them, proxies with full power of substitution, to vote all shares of Principal Financial Group, Inc. common stock held in the name of the shareholder(s) at the 2014 annual meeting of shareholders and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the Proxy Statement, subject to any directions indicated on the reverse side. If no directions are given, the proxies will vote for the election of all listed nominees and in accordance with the Board of Directors recommendations on the other matters listed on the reverse side, and at their discretion, on any other matter that may properly come before the meeting.

This proxy will be voted as directed, or if no direction is indicated, will be voted in accordance with the Board of Directors recommendations.

SEE REVERSE SIDE FOR IMPORTANT INFORMATION ABOUT VOTING BY INTERNET OR TELEPHONE.